                                                                   EXHIBIT 10.10
________________________________________________________________________________


                MORTGAGE WAREHOUSE LOAN AND SECURITY AGREEMENT

                         Dated as of December 20, 1999

                                    Between

                       CRESCENT MORTGAGE SERVICES, INC.,

                                 as Borrower,

                                      And

                                COLONIAL BANK,

                                   as Lender

________________________________________________________________________________

                MORTGAGE WAREHOUSE LOAN AND SECURITY AGREEMENT

     THIS MORTGAGE WAREHOUSE LOAN AND SECURITY AGREEMENT is made and dated as of December 20, 1999, by and between COLONIAL BANK, an Alabama banking corporation ("Lender"), and CRESCENT MORTGAGE SERVICES. INC., a Georgia corporation ("Borrower"). Capitalized terms not otherwise defined herein are defined in
Article I.

                                   RECITALS
                                   --------

     A. Borrower originates, acquires, markets, services and sells Mortgage
Loans.

     B. Borrower has requested a Line of Credit from Lender on a revolving basis in the maximum aggregate amount of $35,000,000.00 and Lender has agreed, up to the Commitment, to make such Line of Credit available to Borrower upon the terms and conditions set forth herein.

     ACCORDINGLY, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

                            ARTICLE 1  DEFINITIONS
                                       -----------

Section 1.1    Defined Terms.
               -------------

          For purposes of this Agreement, the terms set forth below shall have the following meanings:

          "Accumulated Funding Deficiency" shall mean a funding deficiency
           ------------------------------
described in section 302 of ERISA.

          "Adjusted Leverage Ratio" shall mean (x) Total Liabilities minus that
           -----------------------                                   -----
portion of Total Liabilities which as of the date of determination are owed by Borrower under gestation credit facilities fully secured by mortgage-backed securities or pools of residential mortgage loans owned by Borrower which have received their initial certification from the appropriate certifying custodian for a mortgage-backed security or an "assignment of trade" (y) divided by
                                                               ----------
Tangible Net Worth.

          "Adjusted Tangible Net Worth" shall mean as of the date of
           ---------------------------
determination Tangible Net Worth plus the Servicing Rights Value.

          "Administrative Account" shall mean Account No. ____________________
           ----------------------
maintained in the name of Borrower with Lender at the office of Lender located at 201 East Pine Street, Orlando, Florida 32801 into which, (i) if Borrower has requested Lender to release a Mortgage Loan pursuant to Section 4.4(b) or ? prior to clearance and payment of the closing check which funded such Mortgage Loan, the proceeds of the Advance related to such

Mortgage Loan may be deposited upon disbursement by Lender, or (ii) if the closing check which funded a Mortgage Loan has been returned for endorsement (or for any other reason), the funds initially transferred from the Master Advance Account to the Controlled Disbursement Account to pay such check may be re-transferred by Lender until said check is again presented for payment, or such other account(s) as Lender and Borrower shall designate for such purpose(s). The Administrative Account shall be a "blocked account" under Lender's sole control and Borrower shall not have access to monies on deposit therein until re-transfer from time to time of such monies to the Controlled Disbursement Account in accordance with the provisions hereof.

          "Advance" shall mean a Sublimit A Advance, a Sublimit B Advance, a
           -------
Sublimit C Advance, or a Sublimit D Advance, as applicable, in each case pursuant to an Advance Request.

          "Advance Date" shall mean the Effective Date and any date on which
           ------------
Lender makes an Advance at Borrower's request pursuant to Section 2.2.

          "Advance Period" shall mean the period commencing on the Effective
           --------------
Date and ending on the earliest occurrence of (i) an Event of Default (provided that the Advance Period shall re-commence upon the cure or waiver of such Event of Default), (ii) the Maturity Date, or (iii) the date, if any, on which Borrower terminates the Commitment pursuant to Section 2.6.

          "Advance Rate Amount" shall mean (i) with respect to any Eligible
           -------------------
Conforming Mortgage Loan an amount equal to ninety-nine percent (99%) of the current unpaid principal balance of such Mortgage Loan, (ii) with respect to any Eligible Gestation Mortgage Loan, an amount equal to ninety-nine percent (99%) of the lesser of (a) the amount to be paid by the Approved Investor for the Mortgage Loan pursuant to a binding Investor Commitment, and (b) the current unpaid principal balance of such Mortgage Loan, (iii) with respect to any Eligible Repurchased Mortgage Loan, an amount equal to seventy-five percent (75%) of the lesser of (a) the repurchase price of the Mortgage Loan or (b) the current (within forty-five (45) days) appraised value of such Mortgage Loan, and
(iii) with respect to any Eligible Wet Mortgage Loan an amount equal to the Advance Rate Amount applicable to the Type of Mortgage Loan supporting the Advance.

          "Advance Request" shall have the meaning given such term in Section
           ---------------
2.2.

          "Affiliate" shall mean, as to any Person, any other Person directly or
           ---------
indirectly controlling, controlled by or under direct or indirect common control with, such Person, whether through the ownership of voting securities, by contract or otherwise.

          "Control" as used herein means the power to direct the management and
           -------
policies of such Person.

          "Agency" shall mean FHA, FHLMC, FNMA, GNMA or VA.
           ------

          "Agency Custodial Agreements" shall mean the FHLMC Custodial
           ---------------------------
Agreement, the FNMA Custodial Agreement and the GNMA Custodial Agreement.

          "Agency Guides" shall mean the FHLMC Guide, the FNMA Guide and the
           -------------
GNMA Guide.

          "Agreement" shall mean this Agreement, as amended, modified,
           ---------
supplemented or restated from time to time.

          "Appraisal" shall mean a certificate of Colonial Mortgage Company or
           ---------
an independent certified public accountant or independent financial consultant selected by the Borrower and reasonably satisfactory to the Lender as to the Appraised Value of the Eligible Servicing Portfolio which shall evaluate the Eligible Servicing Portfolio as of the end of Borrower's most recent fiscal quarter (if Borrower chooses to use the Appraised Value of its Eligible Servicing Portfolio for purposes of calculating Adjusted Tangible Net Worth) based upon reasonably determined categories of the Mortgage Loans contained therein and giving effect to any sub-servicing agreement to which any such Mortgage Loan is or will be subject, which certificate shall be in form, substance and detail reasonably satisfactory to the Lender.

          "Appraised Value" shall mean, at the date of any Appraisal, with
           ---------------
respect to the Eligible Servicing Portfolio, the fair market value of the Borrower's right to service Mortgage Loans pursuant to servicing contracts, calculated as a percentage of the unpaid principal amount of each category of Mortgage Loans serviced pursuant thereto.

          "Approved Investor" shall mean any Person listed on Schedule 1.  At
           -----------------                                  ----------
the written request of Borrower (such written request to be in form and content satisfactory to Lender and include and/or be accompanied by such information regarding the Persons proposed to be Approved Investors as Lender shall require). Lender in its sole discretion may from time to time agree in writing to add Persons to the list set forth on Schedule 1 and each Person approved by
                                        ----------
Lender shall be an Approved Investor as of the date of such approval (Lender's written approval must be given before any trades may be performed with such investor. By written notice to Borrower, Lender in its sole discretion, based on its evaluation of the creditworthiness or funding ability of any Approved Investor listed on Schedule 1, may remove such Approved Investor from such list. Such removal shall become effective immediately upon written notice of Lender.

          "Authorized Officer" shall mean each person identified in Schedule 2,
           ------------------                                       ----------
provided that Borrower, by written notice to Lender in the form of Exhibit J (or
                                                                   ---------
such other form as Lender may require), may add or delete any person from such list of Authorized Officers set forth on said Schedule.

          "Available Buy-Down Deposits" shall mean, with respect to any calendar
           ---------------------------
month, the amount of Buy-Down Deposits held by Lender and used to support Buy-Down Advances in accordance with the provisions of the applicable Buy-Down Letter.

          "Bailment Letter" shall have the meaning given to such term in Section
           ---------------
4.4(b).

          "Banking Day" shall mean any day other than a Saturday, Sunday and any
           -----------
other day on which banks in Orlando, Florida are required or authorized to close.

          "Board" shall mean the Board of Governors of the Federal Reserve
           -----
System of the United States and any successor thereto.

          "Book-Entry MBS" shall mean a Mortgage-Backed Security (a) that is not
           --------------
represented by an instrument (other than the physical security issued to GNMA's nominee, MBSCC & Co., evidencing a GNMA Mortgage-Backed Security) and (b) the ownership and transfer of which are entered upon books maintained for that purpose by a depository.

          "Borrower" shall mean Crescent Mortgage Services, Inc., a Georgia
           --------
corporation, and its legal representatives and permitted successors and assigns.

          "Buy-Down Advance" shall have the meaning given such term in Section
           ----------------
2.5(a).

          "Buy-Down Deposits" shall mean, with respect to any calendar month,
           -----------------
the average daily amount of "net free" collected balances maintained in non-interest bearing escrow demand deposit accounts in the name of Borrower (or held by Borrower in trust for third parties) with Lender (after deducting float and balances required by Lender under its normal practices to compensate Lender for the maintenance of such accounts and talon; into consideration reserve requirements (including but not limited to any FDIC premium) applicable to such accounts) and which balances are not included in determining "Buy-Down Deposits" under any other credit arrangements between Lender and Borrower.

          "Buy-Down Letter" shall mean a letter agreement entered into by
           ---------------
Borrower and Lender pursuant to which Borrower and Lender agree (i) how Buy-Down Deposits held by Lender shall be computed and credited for purposes of determining what portion of the Advances shall be deemed to be Buy-Down Advances, (ii) how to compute and provide for the payment of deficiency fees in the event sufficient Buy-Down Deposits are not maintained and (iii) on such other matters as Borrower and Lender may address dealing with the Borrower's maintenance of Buy-Down Deposits with Lender.

          "Buy-Down Rate" shall mean 125 basis points (1.25%) per annum or such
           -------------
other rate as may be agreed to in the Buy-Down Letter.

          "Certificating Custodian" shall mean any Person acting as Borrower's
           -----------------------
"document custodian, " "custodian" or "certificating custodian", as such terms are used in the Agency Guides, for purposes of (a) certifying that the documentation relating to Mortgage Loans received by such Person from Borrower is complete and acceptable under an applicable Agency Guide for purposes of including such Mortgage Loan in a pool of Mortgage Loans in which Mortgage-Backed Securities will represent interests and (b) holding such documentation following formation of such pools and issuance of such Mortgage-Backed Securities. The Certificating Custodian shall at all times be a party to the Agency Custodial Agreement. On the date hereof, the Certificating Custodian is Lender. Before making any change in the Certificating Custodian, Borrower shall obtain the prior written approval of Lender.

          "Change of Control" shall mean the occurrence of any one or more of
           -----------------
the following events: (a) Crescent Banking Company ceases to own one hundred percent (100%) of the outstanding capital stock of Borrower, (b) the sale of all or substantially all of Borrower's assets, (c) Robert KenKnight ceases for any reason to be the President of Borrower or either Michael Leddy or Pat Anthony cease for any reason to be a Vice President of Borrower, each with substantially the same responsibilities and job functions as he has as of the date hereof.

          "Code" shall mean the Internal Revenue Code of 1986, as amended from
           ----
time to time, and the rules and regulations issued thereunder as from time to time in effect.

          "Collateral" shall mean the Collateral as defined in Section 4.1.
           ----------

          "Collateral Agent Fee" shall have the meaning given such term in
           --------------------
Section 2.9(a).

          "Collateral Payments" shall mean all payments and other sums due or to
           -------------------
become due with respect to any Collateral.

          "Comfort Letter" shall mean the separate letter agreement of even date
           --------------
herewith executed by Parent in favor of Lender, and all amendments, modifications, reaffirmations or replacements thereof.

          "Commitment" shall mean the commitment of Lender to make Advances,
           ----------
which Advances in the aggregate, subject to each applicable Sublimit, shall not exceed 35,000,000.00 at any time outstanding.

          "Confirmation of Electronic Advance Request" shall have the meaning
           ------------------------------------------
given to such term in Section 2.2.

          "Conforming Mortgage Loan" shall mean a Mortgage Loan underwritten in
           ------------------------
conformity w uh the underwriting standards of FNMA, FHLMC or GNMA in effect at the time of such underwriting and that is otherwise eligible for inclusion in a pool supporting a FHLMC, FNMA or GNMA Mortgage-Backed Security.

          "Contractual Obligation" shall mean, as to any Person, any provision
           ----------------------
of any security issued by such Person or of any agreement, instrument or undertaking to which such Person is a party or by which it or any of its property is bound.

          "Controlled Disbursement Account" shall mean Account No.______________
           -------------------------------
maintained in the name of Borrower with Lender at the office of Lender located at 201 East Pine Street, Orlando, Florida 32801, into which funds transferred from the Master Advance Account shall be deposited and disbursed for the funding of Mortgage Loans pledged or to be pledged to Lender hereunder, or such other account(s) as Lender and Borrower shall designate for such purpose.

          "Conventional Mortgage Loan" shall mean a Mortgage Loan that is not
           --------------------------
insured or guaranteed by the Federal government.

          "Current Assets" shall mean those assets which in the regular course
           --------------
of business of Borrower will be readily and quickly realized, or converted into cash, all in accordance with GAAP within the applicable accounting or time period together with such additional assets as may readily be converted into cash without impairing the business of Borrower, and shall include, without limitation, cash, temporary investments, receivables (net of allowance for doubtful accounts), inventories and prepaid expenses but shall exclude (i) loans and advances to or receivables due from employees or officers of Borrower and between Borrower and an Affiliate, (ii) all deferred assets, other than prepaid items such as insurance, taxes, interest, commissions, rents, royalties and similar items, and (iii) any properties or assets located outside the continental United States and Canada.

          "Current Liabilities" shall mean those liabilities of Borrower, or any
           -------------------
portion thereof, the maturity of which will not extend beyond one year from the date said determination is to be made.

          "Current Ratio" shall mean Current Assets divided by Current
           -------------
Liabilities.

          "Custodial Account" shall have the meaning given to such term in
           -----------------
Section 4.4(e).

          "Default Rate" shall mean the highest rate of interest permitted by
           ------------
the laws of the State of Florida from time to time.

          "Effective Date" shall have the meaning given such term in Section
           --------------
8.10.

          "Eligible Conforming Mortgage Loan" shall mean a Mortgage Loan with
           ---------------------------------
respect to which each of the following statements is true and correct:

          (a)  such Mortgage Loan is an Eligible Mortgage Loan;

          (b) such Mortgage Loan is insured by the FHA or guaranteed by the VA (or there exists a binding commitment to issue such insurance or guaranty subject to the satisfaction of customary conditions), and/or fully conforms to all underwriting and other requirements of FNMA or FHLMC; provided, however, if the initial principal amount of such Mortgage Loan is greater than the then applicable principal amount loan limit for Mortgage Loans conforming to the underwriting and other requirements of FNMA or FHLMC, such Mortgage Loan nevertheless will be deemed to be an Eligible Conforming Mortgage Loan if it otherwise meets all other criteria for "A" Mortgage Loans, is covered by an Investor Commitment and the initial principal amount thereof, if underwritten by Borrower, does not exceed $650,000.00 or, if the initial principal amount thereof exceeds $650,000.00, such Mortgage Loan has been underwritten and approved by the Approved Investor under such Investor Commitment;

          (c) such Mortgage Loan is covered by an Investor Commitment that is in full force and effect and pledged to Lender hereunder, and Borrower and such Mortgage Loan are in full compliance therewith; and

          (d)  such Mortgage Loan is not an Eligible Gestation Mortgage Loan.

          "Eligible Gestation Mortgage Loan" shall mean a Mortgage Loan with
           --------------------------------
respect to which each of the following statements is true and correct:

          (a) such Mortgage Loan meets all of the requirements in the definition of Eligible Conforming Mortgage Loan (except the requirement set forth in paragraph (d) of such definition) and initially was funded under Sublimit A as an Eligible Conforming Mortgage Loan immediately prior to its inclusion under Sublimit C; and

          (b) the Certificating Custodian has initially certified that all documentation relating to such Mortgage Loan received by the Certificating Custodian from Borrower is complete and acceptable under an applicable Agency Guide for purposes of including such Mortgage Loan in a pool of Mortgage Loans in which a Mortgage-Backed Security will represent an interest; provided that if
                                                                --------
such Mortgage Loan is returned to Lender after the date of such initial certification but before the issuance of such Mortgage-Backed Security because of a determination that such Mortgage Loan may not be included in such pool, such Mortgage Loan shall be deemed an Eligible Conforming Mortgage Loan if such Mortgage Loan meets all of the requirements set forth in the definition of Eligible Conforming Mortgage Loan.

          "Eligible Mortgage Loan" shall mean a Mortgage Loan owned by Borrower
           ----------------------
conforming to the requirements of one Type of Mortgage Loan with respect to which each of the following statements is true and correct:

          (a) such Mortgage Loan is a binding and valid obligation of the Obligor thereon, is in full force and effect and is enforceable in accordance with its terms;

          (b) such Mortgage Loan is secured by a first priority mortgage (or deed of trust) on the Property encumbered thereby,

          (c) such Mortgage Loan is genuine, in all respects, as appearing on its face or as represented in the books and records of Borrower, and all information set forth therein is true and correct;

          (d) such Mortgage Loan is free of any material default (other than as permitted in subsection (e) below) of any party thereto (including Borrower), counterclaims, offsets and defenses and from any rescission, cancellation or avoidance, and all rights thereof, whether by operation of law or otherwise;

          (e) no payment under such Mortgage Loan is more than thirty (30) days past due the payment due date set forth in the underlying promissory note and mortgage (or deed of trust);

          (f) such Mortgage Loan contains the entire agreement of the parties thereto with respect to the subject matter thereof, has not been modified or amended in any respect and is free of concessions or understandings with the Obligor thereon of any kind not expressed in writing therein;

          (g) such Mortgage Loan is in all respects as required by and in accordance with all applicable laws and regulations governing the same, including the federal Consumer Credit Protection Act and the regulations promulgated thereunder and all applicable usury laws and restrictions; and all notices, disclosures and other statements or information required by law or regulation to be given, and any other act required by law or regulation to be performed, in connection with such Mortgage Loan have been given and performed as required;

          (h) all advance payments and other deposits on such Mortgage Loan have been paid in cash, and no part of such sums has been loaned, directly or indirectly, by Borrower to the Obligor thereon;

          (i) at all times such Mortgage Loan will be free and clear of all liens, encumbrances, charges, rights and interests of any kind (other than Investor Commitments), except in favor of Lender hereunder;

          (j) the Property encumbered by such Mortgage Loan is insured against loss or damage by fire and all other hazards normally included within standard extended insurance coverage (including flood plain insurance if such Property is located in a federally designated flood plain) in accordance with the provisions of such Mortgage Loan with Borrower named as a loss payee thereon;

          (k) the Property encumbered by such Mortgage Loan is free and clear of all Liens except Liens in favor of Borrower, which has assigned any and all such Liens to Lender hereunder, subject only to (i) Liens Junior in priority to the Lien of Borrower; (ii) the Lien of real property taxes and assessments not yet due and payable; (iii) covenants, conditions and restrictions, rights of way, easements and other matters of public record, as of the date of recording, being acceptable to mortgage lending institutions generally and specifically referred to in a lender's title insurance policy delivered to the originator of the Mortgage Loan and (A) referred to or otherwise considered in the appraisal made for the originator of the Mortgage Loan or (B) that do not materially adversely affect the appraised value of such Property as set forth in such appraisal, and (iv) other matters to which like properties are commonly subject that do not materially interfere with the benefits of the security intended to be provided by the Mortgage Loan or the use, enjoyment, value or marketability of the related Property;

          (l) if the promissory note for such Mortgage Loan (or any other documentation relating thereto) has been withdrawn from the possession of Lender on terms and subject to conditions set forth in Section 4.4 hereof, (i) such note or other documentation has been released to Borrower for purposes of correcting clerical or other non-substantive documentation problems pursuant to a trust receipt as permitted under Section 4.4(a) hereof, such release has occurred within the immediately preceding ten (10) days and the current unpaid principal balance of the Mortgage Loan for which such note or other documentation has been released, when added to the aggregate unpaid principal balance of all other Mortgage Loans for which notes or other documentation have been similarly released to Borrower, does not exceed $500,000.00 or (ii) the promissory note and any related documentation for such Mortgage Loan has been shipped by Lender directly to an Approved Investor for purchase, as permitted under Section 4.4(b) hereof, such shipment has occurred within the immediately preceding (x) ninety (90) days in the case of the shipment of Mortgage Loans to an Approved Investor if such Approved Investor is a housing authority constituting a Governmental Authority, and (y) forty-five (45) days in all other cases, and, in the case of clause (x), the current unpaid principal balance of such Mortgage Loan, when added to the aggregate unpaid principal balance of all other Mortgage Loans for which notes or other documents have been similarly shipped does not exceed $1,000,000.00;

          (m) with respect to Conventional Mortgage Loans, in the event the loan-to-value ratio of such Mortgage Loan exceeds eighty percent (80%), such Mortgage Loan is the subject of a private mortgage insurance policy issued in favor of Borrower by an insurer approved by FNMA, FHLMC, or the Approved Investor issuing the Investor Commitment for such Mortgage Loan;

          (n) the date of the promissory note is no earlier than sixty (60) days prior to the date the Advance secured by such Mortgage Loan is made by Lender to Borrower or, if the interest rate applicable to such Mortgage Loan has converted to a fixed rate, the date of such conversion is no earlier than sixty
(60) days prior to the date the Advance secured by such Mortgage Loan is made by Lender to Borrower;

          (o) such Mortgage Loan is insured by the FHA or guaranteed by the VA (or is eligible for such insurance or guaranty and said insurance or guaranty will in place within 30 days from the date of funding under such Mortgage Loan), and/or fully conforms to all underwriting and other requirements of FNMA or
FHLMC:

          (p) such Mortgage Loan has not aged longer than the Warehouse Period applicable thereto, unless specifically agreed otherwise by Lender on a case-by-case basis;

          (q) each of the promissory notes delivered to Lender evidences a Mortgage Loan with respect to which there exists either (i) a binding and valid Investor Commitment to purchase such Mortgage Loan, or (ii) a binding and valid agreement to pool such Mortgage Loan with other Mortgage Loans and to issue Mortgage Backed Securities therefrom in which there exists a binding and valid written commitment to purchase such Mortgage-Backed Security by FNMA, FHLMC or an Approved Investor, each of which commitments or agreements are fully enforceable to accordance with their respective terms.

          (r) (i) Borrower has delivered (or caused to be delivered) an Advance Request in the form of Exhibit B-l, appropriately completed for the Type
                               -----------
of Advance requested (unless such Advance Request has been transmitted to Lender electronically as permitted by Section 2.2(a), in which case, Borrower has delivered, or caused to be delivered, a Confirmation of Electronic Advance Request in the form of Exhibit B-2), (A) accompanied by those documents
                       -----------
described on Exhibit C to this Agreement for such Mortgage Loan to Lender on or
             ---------
prior to the date the Advance secured by such Mortgage Loan is made by Lender to Borrower or (B) if such documents do not accompany said Advance Request, (1) Borrower holds said documents in trust for Lender and (2) such documents are received by Lender within five (5) Banking Days after the date the Advance secured by such Mortgage Loan is made by Lender to Borrower; (ii) if applicable, Borrower has delivered (or caused to be delivered) to the Certificating Custodian, on or prior to the date the Advance secured by such Mortgage Loan is made by Lender to Borrower, the documentation for such Mortgage Loan that the Certificating Custodian is required under the applicable Agency Guide to examine, for completeness and acceptability, for purposes of initially determining the suitability of such Mortgage Loan for inclusion to a mortgage loan pool supporting a Mortgage-Backed Security;

(iii) Borrower holds in trust for Lender those items described in Exhibit D; and
                                                                  ---------
(iv) there has been delivered to Lender, if Lender has so requested in writing, the additional items described on Exhibit D; and
                                  ---------

          (s) except for the existence of a commitment to sell such Mortgage Loan on a servicing-released basis and/or on a concurrent basis, such Mortgage Loan is not subject to any servicing arrangement with any Person other than Borrower nor are any servicing rights relating to such Mortgage Loan subject to any lien, claim, interest or negative pledge in favor of any Person other than as permitted hereunder.

          "Eligible Repurchased Mortgage Loan" shall mean a Mortgage Loan with
           ----------------------------------
respect to which each of the following statements is true:

          (a)  such Mortgage Loan meets the requirements of subparagraphs (a),
(b), (c), (f), (g), (h), (i), (j), (k), (m), (p) and (r) of the definition of Eligible Mortgage Loan;

          (b) such Mortgage Loan meets the requirements set forth in subparagraph (b) of the definition of "Eligible Conforming Mortgage Loan";

          (c) such Mortgage Loan was originally sold by Borrower to an Approved Investor and subsequently repurchased by Borrower from such Approved Investor in accordance with the terms of the applicable Investor Commitment or became ineligible for purchase by an Investor;

          (d) such Mortgage Loan was not repurchased by Borrower from such Approved Investor as a result of any issue concerning the appraisal of the Property encumbered by such Mortgage Loan;

          (e) if the promissory note for such Mortgage Loan (or any other documentation relating thereto) has been withdrawn from the possession of Lender on terms and subject to the conditions set forth in Section 4.4(a) of this Agreement, (i) such note or other documentation has been released to Borrower pursuant to a trust receipt as permitted under Section 4.4(a) of this Agreement and such release has occurred within the immediately preceding fourteen (14) days or (ii) such note or other documentation has been released to an attorney, trustee or other third party conducting foreclosure proceedings on behalf of Borrower (for purposes of prosecuting such foreclosure proceedings) pursuant to a bailee letter as permitted under Section 4.4(a) of this Agreement; provided
                                                                     --------
that the current unpaid principal balance of the Mortgage Loan for which such note or other documentation has been released, when added to the aggregate unpaid principal balance of all other Mortgage Loans for which notes or other documentation have been similarly released to Borrower, does not exceed $1,000,000.00; and

          (f) (i) Borrower has delivered (or caused to be delivered) to Lender those items for such Mortgage Loan described on Exhibit C to this Agreement
                                                ---------
prior to the Advance supported by such Mortgage Loan, plus a current (within 45
                                                      ----
days) appraisal of the property securing such Mortgage Loan and an original assignment of mortgage (or deed of trust or deed to secure debt) in favor of Lender (in recordable form and which will be recorded at Lender's option); (ii) Borrower or a third party approved by Lender holds in trust for the Lender those items described in Exhibit D; and (iii) Borrower has delivered (or caused to be
                   ---------
delivered) to Lender, if Lender has so requested to writing, the additional items described on Exhibit D.
                   ---------

          "Eligible Servicing Portfolio" shall mean the aggregate outstanding
           ----------------------------
principal amount at the time of determination of the Mortgage Loans comprising the Borrower's first priority mortgage deed of trust servicing portfolio exclusive of (a) any servicing of Mortgage Loans owned by the Borrower and (b) any servicing performed pursuant to subservicing arrangements (other than that technically styled as subservicing but performed under a contract directly between the Borrower and FNMA, FHLMC or the master servicer under a private mortgage-related security program).

          "Eligible Wet Mortgage Loan" shall mean Eligible Mortgage Loans
           --------------------------
described in clause (i)(B) of paragraph (r) of the definition thereof.

          "ERISA" shall mean the Employee Retirement Income Security Act of
           -----
1974, as the same may from time to time be supplemented or amended, and the rules and regulations issued thereunder as from time to time in effect.

          "ERISA Affiliate" shall mean each trade or business, including
           ---------------
Borrower, whether or not incorporated, that together with Borrower would be treated as a single employer under section 4001 of ERISA.

          "Event of Default" shall have the meaning given such term in Article
           ----------------
VII.

          "FDIC" shall mean the Federal Deposit Insurance Corporation and any
           ----
successor thereto.

          "Fees" shall mean all fees payable by Borrower to Lender pursuant to
           ----
Section 2.9 or otherwise.

          "FHA" shall mean the Federal Housing Administration and any successor
           ---
thereto.

          "FHLMC" shall mean the Federal Home Loan Mortgage Corporation and any
           -----
successor thereto.

          "FHLMC Custodial Agreement" shall mean the agreement, as amended,
           -------------------------
modified or supplemented from time to time, between FHLMC, Borrower and any Person meeting the eligibility requirements set forth in the FHLMC Guide to serve as a "custodian," as such term is used in the FHLMC Guide, pursuant to which such Person is authorized to act as Certificating Custodian.

          "FHLMC Guide" shall mean the "Sellers' & Servicers' Guide" published
           -----------
by FHLMC, as amended, modified, supplemented or restated from time to time.

          "FNMA" shall mean the Federal National Mortgage Association and any
           ----
successor thereto.

          "FNMA Custodial Agreement" shall mean the agreement, as amended,
           ------------------------
modified or supplemented from time to time, between FNMA, Borrower and any Person meeting the eligibility requirements set forth in the FNMA Guide to serve as a "document custodian," as such term is used in the FNMA Guide, pursuant to which such Person is authorized to act as Certificating Custodian.

          "FNMA Guide" shall mean, collectively, the "Selling Guide" and the
           ----------
"Servicing Guide" published by FNMA, as amended, modified, supplemented or restated from time to time.

          "Funded Liabilities" shall mean and include, without duplication:
           ------------------

          (a) any liability or obligation payable more than one year from the date of creation thereof, which under GAAP is required to be shown on the balance sheet as a liability,

          (b) indebtedness payable more than one year from the date of creation thereof which is Secured by any security interest on property owned by Borrower whether or not the indebtedness secured thereby shall have been assumed by Borrower,

          (c) guarantees, endorsements (other than endorsements of negotiable instruments for collection in the ordinary course of business), and other contingent liabilities (whether direct or indirect) in connection with the obligations, stock, or dividends of any Person,

          (d) obligations under any contract providing for the making of loans, advances, or capital contributions to any Person in order to enable such Person primarily to maintain working capital, net worth, or any other balance sheet condition or to pay debts, dividends, or expenses, and

          (e) obligations under any contract which, in economic effect, is substantially equivalent to a guarantee, all as determined in accordance with GAAP; provided, however, that any such obligation shall be treated as a Funded
      --------  -------
Liability, regardless of its term, if such obligation is renewable pursuant to the terms thereof or arises under a revolving credit or similar agreement effective for more than one year after the date of creation of such obligation, or may be payable out of the proceeds of a similar obligation pursuant to the terms of such obligation or of any such agreement.

          "GAAP" shall mean generally accepted accounting principles in the
           ----
United States of America in effect from time to time.

          "GNMA" shall mean the Government National Mortgage Association and any
           ----
successor thereto.

          "GNMA Custodial Agreement" shall mean the agreement, as amended,
           ------------------------
modified or supplemented from time to time, between GNMA, Borrower and any Person meeting the eligibility requirements set forth in the GNMA Guide to serve as a "certificating custodian," as such term is used in the GNMA Guide, pursuant to which such Person is authorized to act as Certificating Custodian.

          "GNMA Guide" shall mean collectively, the "GNMA I Mortgage-Backed
           ----------
Securities Guide" and the "GNMA II Mortgage-Backed Securities Guide" published by HUD, as amended, modified, supplemented or restated from time to time.

          "Governmental Authority" shall mean any nation or government, any
           ----------------------
state or other political subdivision thereof, and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

          "HUD" shall mean the Department of Housing and Urban Development and
           ---
any successor thereto.

          "Intangible Assets" shall mean those assets of Borrower which are (i)
           -----------------
loans or advances to Affiliates of Borrower; (ii) deferred assets, other than prepaid insurance and prepaid taxes; (iii) off-balance sheet, purchased and capitalized servicing rights, patents and applications therefore, copyrights, trademarks, service marks, trade names, trademark and trade name registrations and applications, goodwill, franchises, permits, experimental expenses and other similar assets which would be classified as "intangible assets" under GAAP; and
(iv) treasury stock and any write-up of the value of any assets after the date of Borrower's most recent year end financial statements provided to Lender, unless in accordance with GAAP.

          "Intercreditor Agreement" shall mean, individually and collectively,
           -----------------------
the separate Intercreditor Agreements between each of Borrower's other warehouse lenders, Borrower and Lender, and all amendments, modifications, supplements, restatements or replacements thereof.

          "Interim Default Rate" shall mean the Prime Rate plus 300 basis
           --------------------                            ----
points.

          "Investor Commitment" shall mean, with respect to any specified
           -------------------
aggregate amount of Mortgage Loans owned by Borrower and of the type specified in the commitment, a bona fide current, unfilled and unexpired commitment of an Approved Investor, issued in favor of and owned by Borrower, under which such Approved Investor agrees to purchase such specified aggregate amount of Mortgage Loans at a specified price, which commitment is not subject to any term or condition that is not customary in commitments of like nature or that, in the reasonably anticipated course of events, cannot be fully complied with prior to the expiration thereof.

          "Investor Funding Account" shall mean Account No. ____________________
           ------------------------
maintained in the name of Borrower with Lender at the office of Lender located at 201 East Pine Street, Orlando, Florida 32301, into which payments from Approved Investors and settlement of collections from Mortgage Loans or Mortgage-Backed Securities shall be deposited, or such other account(s) as Lender and Borrower shall designate for such purpose.

          "Lender" shall mean Colonial Bank, an Alabama banking corporation, and
           ------
its successors and assigns.

          "LIBOR Rate" shall mean the rate that appears on the display
           ----------
designated as page "3750" of the Telerate Service (or such other page as may replace page 3750 of that service) as of 11:00 a.m., Orlando time, on each Banking Day or, if not so reported on such service, as otherwise quoted by Lender from time to time, as the 30-day LIBOR Rate, adjusted daily with each change in the 30-day LIBOR Rate.

          "Lien" shall mean any security interest, mortgage, pledge, lien, claim
           ----
on property, charge or encumbrance (including any conditional sale or other title retention agreement), any lease in the nature thereof, and the filing of or agreement to give any financing statement under the Uniform Commercial Code of any jurisdiction.

          "Line of Credit" shall mean the credit accommodations established
           --------------
under this Agreement from Lender to Borrower that may exist from time to time and the payment and performance obligations of Borrower to Lender arising therefrom, as such accommodations and obligations are more particularly defined in the Loan Documents.

          "Loan Documents" shall mean this Agreement, the Note, the Comfort
           --------------
Letter, the Intercreditor Agreement (if applicable), and any other document, instrument or agreement executed by Borrower or Parent in connection herewith or therewith, as any of the same may be amended, modified, supplemented or restated from time to time.

          "Margin Stock" shall have the meaning given such term in Regulation U
           ------------
of the Board.

          "Marketable Securities" shall mean all marketable securities of
           ---------------------
Borrower as reported on Borrower's balance sheet from time to time in accordance with GAAP.

          "Master Advance Account" shall mean Account No. _____________
           ----------------------
maintained in name of Borrower with Lender at the office of Lender located at 201 East Pine Street, Orlando, Florida 32801, into which the proceeds of Advances may be deposited upon disbursement by Lender, or such other account(s) as shall be designated by Lender and Borrower for such purpose.

          "Material Amount" shall mean.  at anytime, ten percent( 10%) of
           ---------------
Tangible Net Worth or more (as set forth in the most recent monthly or quarterly balance sheet delivered to Lender pursuant, as applicable, to Section 6.1(a)(ii) or 6.1(a)(iv)).

          "Maturity Date" shall mean June 30, 2000; provided that upon the
           -------------                            --------
written request of Borrower to Lender, Lender may elect to extend the Maturity Date on such terms and conditions as it deems appropriate in its sole discretion.

          "Maximum Rate" shall mean the maximum non-usurious rate of interest
           ------------
that, under applicable law. Lender is permitted to contract for, charge, take, reserve, or receive on the Obligations.

          "Mortgage-Backed Security" shall mean (a) a security (including a
           ------------------------
participation certificate) guaranteed by GNMA that represents interests in a pool of Mortgage Loans (which

Mortgage Loans secured Advances hereunder), or (b) a security (including a participation certificate) issued by FNMA or FHLMC that represents interests to such a pool.

          "Mortgage Loan" shall mean a one-to-four family, residential real
           -------------
estate loan secured by a Lien on Property with regard to which Borrower has requested an Advance hereunder and/or has been presented to Lender by Borrower as Collateral hereunder, including: (a) a promissory note and related mortgage (or deed of trust or deed to secure debt) and or security agreements; (b) all guaranties and insurance policies, including all mortgage and title insurance policies and all fire and extended coverage insurance policies and rights of Borrower to return premiums or payments with respect thereto; and (c) all right, title and interest of the holder of the Mortgage Loan in the Property encumbered by such mortgage (or deed of trust or deed to secure debt).

          "Multiemployer Plan" shall mean a plan described in section 4001(a)(3)
           ------------------
of ERISA to which Borrower or any ERISA Affiliate is required to contribute on behalf of any of its employees.

          "Non-Usage Fee" shall have the meaning given to such term in Section
           -------------
2.9(b).

          "Note" shall have the meaning given such term in Section 2.4.
           ----

          "Obligations" shall mean any and all debts, obligations and
           -----------
liabilities of Borrower to Lender (whether now existing or hereafter arising, voluntary or involuntary, whether or not jointly owed with others, direct or indirect, absolute or contingent, liquidated or unliquidated, and whether or not from time to time decreased or extinguished and later increased, created or incurred), under or arising out of the Loan Documents.

          "Obligor" shall mean the Person or Persons obligated to pay the
           -------
indebtedness that is the subject of a Mortgage Loan, including any guarantor of such indebtedness.

          "Parent" shall mean Crescent Banking Company, the owner and holder of
           ------
all of the issued and outstanding capital stock of Borrower.

          "Payment Office" shall mean Lender's office located at 201 East Pine
           --------------
Street, Suite 730, Orlando, Florida 32801, or such other office as Lender shall specify to Borrower and Lender in writing in accordance with Section 8.1.

          "PBGC" shall mean the Pension Benefit Guaranty Corporation established
           ----
pursuant to Subtitle A of Title IV of ERISA and any successor thereto.

          "Permitted Lien" shall mean (i) any Lien for taxes not yet due and
           --------------
payable or being contested in good faith by appropriate proceedings and are subject to requirements regarding the maintenance of adequate services therefore, (ii) any Lien of a landlord, warehouseman, mechanic, materialman or similar Lien imposed by law and created to the ordinary course of business or being contested in good faith by appropriate proceedings and subject to requirements regarding the maintenance of adequate reserves, (iii) any customary Lien incurred or deposits made in the ordinary course of business in connection with worker's compensation, unemployment insurance and other types of social security, or to secure performance of tenders, statutory obligations, surety and appeal bonds or similar obligations, and (iv) any Lien arising under ERISA and being contested in good faith by appropriate proceedings and subject to requirements regarding the maintenance of adequate reserves.

          "Person" shall mean any corporation, natural person, firm, joint
           ------
venture, partnership, limited liability company, trust, unincorporated organization, government or any political subdivision, department, agency or instrumentality of any government.

          "Plan" shall mean any plan (other than a Multiemployer Plan) subject
           ----
to Title IV of ERISA maintained for employees of Borrower or any ERISA Affiliate (and any such plan no longer maintained by Borrower or any of its ERISA Affiliates to which such Borrower or any of its ERISA Affiliates has made or was required to make any contributions during the five years preceding the date on which such plan ceased to be maintained).

          "Potential Default" shall mean an event that with the lapse of time or
           -----------------
the giving of notice, or both, would, unless cured or waived, constitute an Event of Default.

          "Prime Rate" shall mean the rate per annum announced by Lender from
           ----------
time to time as its Prime Rate (which interest rate is only a benchmark, is purely discretionary and is not necessarily the best or lowest rate charged borrowing customers of Lender).

          "Proceeds" shall mean whatever is receivable or received when
           --------
Collateral or proceeds are sold, collected, exchanged or otherwise disposed of, whether such disposition is voluntary or involuntary, and includes all rights to payment, including return premiums, with respect to any insurance relating thereto.

          "Prohibited Transaction" shall mean any transaction described in
           ----------------------
section 406 of ERISA that is not exempt by reason of section 408 of ERISA or the transitional rules set forth in section 414(c) of ERISA and any transaction described in section 4975(c)(1) of the Code that is not exempt by reason of section 4975(c)(2) or section 4975(d) of the Code, or the transitional rules of section 2003(c) of ERISA.

          "Property" shall mean the real property, including the improvements
           --------
thereon, and the personal property (tangible and intangible) which are encumbered pursuant to a Mortgage Loan.

          "Regulation D" shall mean Regulation D of the Board as from time to
           ------------
time in effect, and any other regulation hereafter promulgated by the Board to replace the prior Regulation D and having substantially the same function.

          "Reportable Event" shall mean any of the events set forth in section
           ----------------
4043(b) of ERISA or the regulations thereunder, a withdrawal from a Plan described in section 4063 of ERISA, a cessation of operations described in section 4068(f) of ERISA, an amendment to a Plan necessitating the posting of security under section 401(a)(29) of the Code, or a failure to make a payment required by section 412(m) of the Code and section 302(e) of ERISA when due.

          "Requirements of Law" shall mean as to any Person the Articles or
           -------------------
Certificate of Incorporation and Bylaws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation, or a final and binding determination of an arbitrator or a determination of a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

          "Servicing Rights Value" shall mean as of the date of determination.
           ----------------------
Borrower's choice (as last designated by Borrower to Lender in writing on a basis no more frequently than quarterly) of either (i) eighty percent (80%) of the most recent quarterly Appraised Value of Borrower's Eligible Servicing Portfolio or (ii) one and one quarter percent (1.25%) of the ending principal balance of Borrower's Eligible Servicing Portfolio as of the end of applicable calendar month.

          "Sublimit A" shall mean a portion of the Line of Credit up to but not
           ----------
exceeding $35,000,000.00 which shall be available to warehouse Sublimit A Mortgage Loans.

          "Sublimit A Advance" shall mean an Advance pursuant to an Advance
           ------------------
Request made by Lender pursuant to Section 2.1(a) for the purposes set forth in
Section 5.9.

          "Sublimit A Mortgage Loans" shall mean Eligible Conforming Mortgage
           -------------------------
Loan funded by Lender under Sublimit A Advances.

          "Sublimit B" shall mean a portion of the Line of Credit up to but not
           ----------
exceeding $12,250,000.00 which shall be available to warehouse Sublimit B Mortgage Loans.

          "Sublimit B Advance" shall mean an Advance pursuant to an Advance
           ------------------
Request made by Lender pursuant to Section 2.1 (b) for the purposes set forth in
Section 5.9.

          "Sublimit B Mortgage Loans" shall mean Eligible Wet Mortgage Loans
           -------------------------
funded by Lender under Sublimit B Advances.

          "Sublimit C" shall mean a portion of the Line of Credit up to but not
           ----------
exceeding $17,500,000.00 which shall be available to warehouse Sublimit C Mortgage Loans.

          "Sublimit C Advance" shall mean an Advance pursuant to an Advance
           ------------------
Request made by Lender pursuant to Section 2.1 (c) for the purposes set forth in
Section 5.9.

          "Sublimit C Mortgage Loans" shall mean Eligible Gestation Mortgage
           -------------------------
Loans funded by Lender under Sublimit C Advances.

          "Sublimit D" shall mean a portion of the Line of Credit up to but not
           ----------
exceeding $700,000.00 which shall be available to warehouse Sublimit D Mortgage Loans.

          "Sublimit D Advance" shall mean an Advance pursuant to an Advance
           ------------------
Request made by Lender pursuant to Section 2.1(d) for the purposes set forth in
Section 5.9.

          "Sublimit D Mortgage Loans" shall mean Eligible Repurchased Loans
           -------------------------
funded by Lender under Sublimit D Advances.

          "Subsidiary" shall mean with respect to any Person (herein referred to
           ----------
as the "parent"), any corporation, association or other business entity of which more than fifty percent (50%) of the securities or other ownership interests having ordinary voting power is, or with respect to which rights to control management (pursuant to any contract or other agreement or otherwise) are, at the time as of which any determination is being made, owned, controlled or held by the parent or one or more subsidiaries of the parent.

          "Tangible Assets" shall mean all assets of Borrower, determined in
           ---------------
accordance with GAAP, but excluding Intangible Assets.

          "Tangible Net Worth" shall mean Tangible Assets less Total
           ------------------
Liabilities.

          "Taxes" shall have the meaning given such term in Section 2.12.
           -----

          "Total Funded Liabilities" shall mean that portion of the Total
           ------------------------
Liabilities of Borrower which actually has been advanced to Borrower and is outstanding.

          "Total Liabilities" or "Liabilities" shall mean all liabilities and
           -----------------      -----------
obligations of Borrower, determined in accordance with GAAP, including without limitation, Current Liabilities and Funded Liabilities.

          "Trust Receipt" shall have the meaning given to such term in Section
           -------------
4.4(a).

          "Type" shall mean (a) when used in respect of any Mortgage Loan, an
           ----
Eligible Wet Mortgage Loan, an Eligible Conforming Mortgage Loan, an Eligible Gestation Mortgage Loan, or an Eligible Repurchased Mortgage Loan and (b) when used in respect of any Advance, a Sublimit A Advance, a Sublimit B Advance, a Sublimit C advance, or a Sublimit D Advance.

          "VA" shall mean the Veterans Administration and any successor thereto.
           --

          "Warehouse Period" shall mean, for any Mortgage Loan, the period
           ----------------
commencing on the Advance Date for such Mortgage Loan and ending on the first to occur of: (i) ninety (90) days in the case of Advances under Sublimit A after such Advance Date; (ii) forty-five (45) days in the case of Advances under Sublimit C after such Advance Date; provided however, that the total combined
                                    ----------------
Warehouse Period under Sublimit A and Sublimit C may not exceed one hundred twenty (120) days; (iii) in the case of any Sublimit B Advance, five (5) Banking Days after the date of funding such Advance unless the Required Documents and, if requested by Lender, the Additional Required Documents, supporting such Advance have been delivered to and accepted by Lender; (iv) expiration of the Investor Commitment for such Mortgage Loan or certificate covering same; (v) if applicable, within fourteen (14) days after redelivery by Lender to Borrower of any non-conforming instrument or document for correction unless Borrower has completed correction thereof and have delivered same to Lender within such 14-day period; (vi) five (5) Banking Days after the Mortgage Loan supporting such Advance is rejected by an Approved Investor for any reason unless such

Mortgage Loan is re-committed within such time period; or (vii) in the case of any Sublimit D Advance, three hundred and sixty (360) days after such Advance Date, except that with regard to any Sublimit D Advance which has not been repaid in full within one hundred eighty (180) days after such Advance Date, the Warehouse Period applicable to twenty-five percent (25%) of the amount funded under such Sublimit D Advance shall be limited to one hundred and eighty (180) days.

          "Whole Loan Sale" shall mean the nonrecourse sale of a Mortgage Loan
           ---------------
to an Approved Investor by Borrower.

          "Wholly-Owned Subsidiary" shall mean any Subsidiary, all of the stock
           -----------------------
or ownership interest of every class of which, except directors' qualifying shares, shall, at the time as of which any determination is being made, be owned by Borrower either directly or through Wholly-Owned Subsidiaries.

Section 1.2    Terms Generally.
               ---------------

          The definitions in Section 1.1 shall apply equally to both the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include," "includes" and "including" shall be deemed to be followed by the phrase "without limitation." All references herein to Articles, Sections, Exhibits and Attachments shall be deemed references to Articles and Sections of, and Exhibits and Attachments to, this Agreement or to an Exhibit to this Agreement unless the context shall otherwise require. Except as otherwise provided herein, all terms of an accounting or financial nature shall be construed to accordance with GAAP, as to effect from time to time; provided that, for purposes of determining compliance with any covenant set
--------
forth in Article VI, such term shall be construed in accordance with GAAP as to effect on the date of this Agreement applied on a basis consistent with the financial statements referred to in Section 5.4(a).

                           ARTICLE 2     LINE OF CREDIT
                                         --------------

Section 2.1    Commitment.
               ----------

          (a)  Sublimit A Advances. Subject to and upon the terms and conditions
               -------------------
herein set forth. Lender agrees at any time and from time to time during the Advance Period, to make Sublimit A Advances to Borrower in an aggregate principal amount which, (i) when added to the aggregate principal amount of all other Sublimit A Advances does not exceed the maximum amount of Sublimit A, or
(ii) when added to the aggregate principal amount of all other then outstanding Advances does not exceed the Commitment. Within the foregoing limits and subject to the conditions set forth in Article III, Borrower may borrow and reborrow Sublimit A Advances under Section 2.2 and prepay Sublimit A Advances under
Section 2.8.

          (b)  Sublimit B Advances. Subject to and upon the terms and conditions
               -------------------
herein set forth. Lender agrees at any time and from time to time during the Advance Period, to make Sublimit B Advances to Borrower to an aggregate principal amount which, (i) when added to the aggregate principal amount of all other Sublimit B Advances does not exceed the maximum amount of Sublimit B, or (ii) when added to the aggregate principal amount of all other then outstanding Advances does not exceed the Commitment. Within the foregoing limits and subject to the conditions set forth in Article III, Borrower may borrow and reborrow Sublimit B Advances under Section 2.2 and prepay Sublimit B Advances under Section 2.8.

          (c)  Sublimit C Advances. Subject to and upon the terms and conditions
               -------------------
herein set forth. Lender agrees at any time and from time to time during the Advance Period, to make Sublimit C Advances to Borrower in an aggregate principal amount which, (i) when added to the aggregate principal amount of all other Sublimit C Advances does not exceed the maximum amount of Sublimit C, or
(ii) when added to the aggregate principal amount of all other then outstanding Advances does not exceed the Commitment. Within the foregoing limits and subject to the conditions set forth in Article III, Borrower may borrow and reborrow Sublimit C Advances under Section 2.2 and prepay Sublimit C Advances under
Section 2.8.

          (d)  Sublimit D Advances. Subject to and upon the terms and conditions
               -------------------
herein set forth. Lender agrees at any time and from time to time during the Advance Period, to make Sublimit D Advances to Borrower in an aggregate principal amount which, (i) when added to the aggregate principal amount of all other Sublimit D Advances does not exceed the maximum amount of Sublimit D, or
(ii) when added to the aggregate principal amount of all other then outstanding Advances does not exceed the Commitment. Within the foregoing limits and subject to the conditions set forth in Article III, Borrower may borrow and reborrow Sublimit D Advances under Section 2.2 and prepay Sublimit D Advances under
Section 2.8.

          (e)  Limitation on Aggregate Advances.  Notwithstanding any other
               --------------------------------
provisions of this Agreement, the aggregate principal amount of all Advances at any time outstanding shall not exceed the Commitment.

Section 2.2    Method of Borrowing.
               -------------------

          (a) Whenever Borrower desires to request an Advance hereunder, an Authorized Officer shall deliver to Lender written notice of such proposed Advance (an "Advance Request"), each such notice to be given prior to 12:00 noon (Orlando time) on the date of such proposed Advance. An Advance Request, among other things, shall specify the amount of the Advance being requested (if the Advance Request is made via MBMS Net, as defined below, or other electronic transmission as permitted herein, the amount of the Advance may be determined by Lender by application of the applicable Advance Rate Amount to the schedule of specific Eligible Mortgage Loans provided by Borrower supporting the requested Advance, which determination shall be binding upon Borrower absent manifest error), the specific Eligible Mortgage Loans that support the Advance and the Type of Advance. Each Advance Request shall be irrevocable and shall be in the form of Exhibit B-1 for all Advances, appropriately completed for the Type of
        -----------
Advance requested, unless made via MBMS Net or other electronic transmission as permitted herein, in which case, Borrower shall deliver to Lender written confirmation of such electronic transmission (a "Confirmation of Electronic
                                                 --------------------------
Advance Request"), such confirmation to be given prior to 12:00 noon (Orlando
---------------
time) on the Banking Day immediately succeeding the date of such electronic transmission and to be in the form of Exhibit B-2; provided, however, Lender may
                                      -----------  --------  -------
change the form of Advance Request from time to time or require a different form for Advances of a particular Type; and further provided, however, that such Advance Request, unless otherwise directed by
--------  -------
Lender, may be made via e-mail, facsimile transmission or the Mortgage Banking System Network ("MBMS Net"), and Lender shall be entitled to rely thereon without any requirement for subsequent delivery by Borrower to Lender of the original executed Advance Request in the form of Exhibit B-1, unless requested
                                                 -----------
by Lender. If the Advance Request is made via MBMS Net or other electronic transmission as permitted herein, Borrower, by downloading same to Lender, shall be deemed to have made in respect thereto such reaffirmations, covenants, agreements and certifications to Lender with regard to the specific Eligible Mortgage Loans supporting the requested Advance as are set forth in the form of Advance Request attached hereto as Exhibit B-1. With regard to each Advance,
                                   -----------
Borrower shall deliver or cause to be delivered to Lender all of the Required Documents referenced in Section 4.3 and, if requested by Lender at any time, all of the Additional Required Documents referenced in said Section.

          (b) Without in any way limiting Borrower's obligation to deliver to Lender a copy of any written Advance Request, Lender may act without liability upon the basis of any electronic or telephonic Advance Request believed by Lender in good faith to be from an Authorized Officer prior to receipt of the Confirmation of Electronic Advance Request or written confirmation, as the case may be. In each such case, Borrower hereby waives the right to dispute or hold Lender in any way responsible for any errors or omissions in any electronic Advance Request or in Lender's record of the terms of such telephonic notice, as the case may be. An Authorized Officer shall promptly confirm in writing any Advance Request given by electronic transmission as required by subsection (a) above or by telephone, as the case may be.

          (c) The interest rate applicable to each Advance shall be based on the LIBOR Rate or the Prime Rate then applicable to Advances under that Type of Advance pursuant to Section 2.5 hereof.

          (d) By delivering an Advance Request to Lender hereunder, Borrower shall be deemed to have represented and warranted that all of the representations and warranties of Borrower contained in Article V hereof are true and correct with the same force and effect as if made on the date of such Advance Request and that no Potential Default or Event of Default has occurred and is continuing.

          (e) Further, by delivering an Advance Request to Lender in accordance with subsection (a) above, Borrower shall be deemed to represent and warrant to Lender at and as of the date of such Advance Request that with respect to such Mortgage Loan, each of the statements set forth in the definition of Eligible Conforming Mortgage Loan, Eligible Wet Mortgage Loan, Eligible Gestation Mortgage Loan or Eligible Repurchased Mortgage Loan. as the case may be, is true and correct.

          (f) Lender reserves the right in its discretion to review and reduce the Advance Rate Amount any time with respect to any particular Advance, to require additional Collateral or to require payment by Borrower to reduce the outstanding principal amount of the Obligations in the event the sale or collateralization of any Mortgage Loan is not consummated on or before the date of sale recited in the applicable Investor Commitment.

Section 2.3    Disbursement of Funds.
               ---------------------

          Subject to Section 2.1 and the other provisions of this Agreement, no later than 2:00 p.m. (Orlando time) on the date of each Advance. Lender shall make available to Borrower the full amount of the Advance requested by Borrower in the Advance Request by deposit of such funds to the Master Advance Account. The method of funding Eligible Mortgage Loans shall be either by check written on the Controlled Disbursement Account or by wire transfer, as selected by Borrower to the extent allowed by applicable law. Funds so deposited in the Master Advance Account shall be transferred by Lender from time to time to the Controlled Disbursement Account to pay items drawn by Borrower on the Controlled Disbursement Account for the purpose of funding Eligible Mortgage Loans; provided, however, Lender shall not be obligated to pay any items at any time
--------  -------
drawn on any of Borrower's accounts maintained with Lender if such payment would result in an overdraft in any such account, and Borrower agrees that Lender shall not incur any liability to Borrower or any other Person for returning any such items. Notwithstanding the foregoing, in the event Borrower has requested Lender to release a Mortgage Loan pursuant to Section 4.4(b) or prior to clearance and payment of the closing check which funded such Mortgage Loan, the proceeds of the Advance related to such Mortgage Loan may be deposited upon disbursement by Lender to the Administrative Account, and further, if the closing check which funded a Mortgage Loan has been returned for endorsement (or for any other reason), the funds initially transferred from the Master Advance Account to the Controlled Disbursement Account to pay such check may be re-transferred by Lender to the Administrative Account until such check is again presented for payment.

Section 2.4    Note.
               ----

          Borrower's obligation to pay the principal of and interest on the Advance made by Lender shall be evidenced by a promissory note (the "Note")
                                                                     ----
substantially in the form of Exhibit A, with blanks appropriately completed in
                             ---------
conformity therewith and payable to the order of Lender. The Note shall be in the principal amount equal to the maximum amount of the Line of Credit, i.e., $35,000,000.00, and shall be executed and delivered by Borrower to Lender on the date hereof; provided, however, the aggregate amount of all Advances made under
             --------  -------
the Note, less repayments of the principal thereof, shall be the principal amount due and owing on the Note at any time. Lender shall, and is hereby authorized by Borrower to, endorse on the schedule attached to the Note delivered to Lender (or on a continuation of such schedule attached to such Note and made a part thereof), or otherwise to record in Lender's internal records, an appropriate notation evidencing the date and amount of each Advance of the related Type from Lender, each payment and prepayment of principal of any such Advance, each payment of interest on any such Advance, and applicable interest rates, and other information with respect thereto, and any such recordation, absent manifest error, shall constitute prima facie evidence of the accuracy of the information so recorded; provided that the failure of Lender to make such a notation or any error therein shall not affect the Obligations of Borrower, including the Obligation of Borrower to repay the Advances made by Lender in accordance with the terms of this Agreement and the Note.

Section 2.5    Interest.
               --------

          (a) Except as otherwise provided in this Agreement (including the last three sentences of this Section 2.5(a)), the principal amount of each Advance owed to Lender shall bear interest at an annual interest rate equal to the lesser of (i) the Maximum Rate or (ii) (A) for Sublimit A Advances, the LIBOR Rate plus 1.00% (100 basis points), floating daily, (B) for Sublimit B
           ----
Advances, the LIBOR Rate plus 1.30% (130 basis points), floating daily, (C) for
                         ----
Sublimit C Advances, the LIBOR Rate plus 0.90% (90 basis points), floating
                                    ----
daily, and (D) for Sublimit D Advances, the Prime Rate, floating daily. In the event Lender is holding Buy-Down Deposits and no Potential Default or Event of Default has occurred, the interest rate on Advances made by Lender may be reduced to the Buy-Down Rate for such portion of the Advances which is less than or equal to the amount of the Available Buy-Down Deposits (such portion of the Advances being referred to herein as a "Buy-Down Advances"). Except for the reduction in interest rate described above, Buy-Down Advances shall be treated as Advances of the applicable Type, for all purposes under this Agreement. If Lender specifically agrees in its sole and absolute discretion and on a case-by-case basis to allow a Mortgage Loan to stay in warehouse longer than the Warehouse Period therefore, the outstanding principal amount of the related Advance owed to Lender shall, during the period of time in warehouse in excess of such Warehouse Period, bear interest at an annual interest rate equal to the lesser of: (i) the Maximum Rate or (ii) the Interim Default Rate.

          (b) Overdue principal and interest in respect of each Advance and all other overdue amounts owing hereunder shall bear interest for each day that such amounts are overdue at a rate per annum equal to the Interim Default Rate; provided, however, if any such amounts are overdue for a period in excess of ten
--------  -------
(10) days. Lender, at its option may elect, without notice to Borrower, to have all such overdue amounts bear interest for each day that such amounts are overdue (after as well as before judgment) at a rate per annum equal to the Default Rate.

          (c) Interest on each Advance shall accrue from and including the Advance Date thereof to but excluding the date of any repayment thereof and shall be payable (i) monthly on or before the second (2nd) Banking Day after receipt of the billing statement referred to in Section 2.5(d) below, (ii) with respect to any Type of Advance upon any prepayment in full of all outstanding Advances of the related Type, (iii) at maturity (whether by acceleration or otherwise) and (iv) after maturity, on demand.

          (d) Lender shall deliver to Borrower an interest billing statement for each month on or before the fifth (5th) Banking Day of the next succeeding month, which interest billing statement shall set forth the interest accrued on the Line of Credit for such month; provided that any failure or delay in delivering such interest billing statement or any inaccuracy therein shall not affect the Obligations.

          (e) Lender will notify Borrower of any deficiency fees or other amounts payable to Lender by Borrower pursuant to the Buy-Down Letter, and Borrower shall pay such deficiency fees to Lender within ten (10) Banking Days of receipt of such notice. Lender may elect not to make demand for the payment of deficiency fees accruing in respect of Buy-Down Deposits or Buy-Down Advances from time to time and it is expressly agreed and understood that: (1) such deficiency fee or fees shall not, by reason of such failure of Lender or otherwise, be deemed to have been waived by Lender (except as such waiver is expressly acknowledged in writing by Lender from time to time), and (2) all deficiency fees accrued and unpaid hereunder and not so expressly waived, whether or not previously declared due and owing by Lender, shall automatically be due and payable in full on the Maturity Date.

          (f) Notwithstanding anything in this Agreement or in any of the other Loan Documents to the contrary, the sum of all interest and all other amounts deemed interest under Florida or other applicable law which may be collected by Lender under this Agreement or the Note shall not exceed the Maximum Rate. Lender and Borrower intend and agree that under no circumstances shall Borrower be required to pay interest on the Line of Credit or any other Obligations at a rate in excess of the Maximum Rate, and in the event any such interest is received or charged by Lender in excess of the Maximum Rate, Borrower shall be entitled to an immediate refund of any such excess interest by a credit to and payment toward the unpaid balance of the Obligations (such credit to be considered to have been made at the time of the payment of the excess interest) with any excess interest not so credited to be immediately repaid to Borrower by Lender.

Section 2.6    Termination or Reduction of Commitment.
               --------------------------------------

          The Commitment shall automatically terminate on the earlier to occur of (i) the Maturity Date, and (ii) the date of any Change of Control, subject to earlier termination as set forth in Section 7.2. The Commitment may not be reduced in part by Borrower, but may be terminated in its entirety at any time by Borrower upon at least thirty (30) days' prior irrevocable notice to Lender.

Section 2.7    Mandatory Repayments.
               --------------------

          (a) Borrower shall repay all outstanding Obligations on the earliest to occur of (i) the Maturity Date, (ii) a Change of Control, and (iii) the date on which Borrower terminates the Commitment pursuant to Section 2.6.

          (b) Borrower shall immediately prepay the principal amount of each Advance on the date of closing of the Whole Loan Sale of the specific Mortgage Loan(s) supporting such Advance. The proceeds of any such sale, unless otherwise directed by Lender to writing, shall be paid directly to Lender (and Borrower shall so notify each Approved Investor of this requirement) by wire transfer to the Investor Funding Account, pursuant to the wire transfer instructions set forth on Exhibit F. Such wire, among other things, shall
                          ---------
specify Borrower's name, the last name(s) of each Obligor and loan number(s) for the applicable Mortgage Loan(s); provided, however, Lender may change the wire
                                 --------  -------
transfer instructions from time to time. Lender shall have the sole right of withdrawal with regard to funds from time to time in the Investor Funding Account.

          (c) Notwithstanding any other provisions of this Agreement, Borrower shall immediately prepay: (i)(A) Sublimit A Advances to the extent that the aggregate outstanding principal amount of Sublimit A Advances exceeds the maximum amount of Sublimit A, (B) Sublimit B Advances to the extent that the aggregate outstanding principal amount of Sublimit B Advances exceeds the maximum amount of Sublimit B, (C) Sublimit C Advances to the extent that the aggregate outstanding principal amount of Sublimit C Advances exceeds the maximum amount of Sublimit C, (D) Sublimit D Advances to the extent that the aggregate outstanding principal amount of Sublimit D Advances exceeds the maximum amount of Sublimit D, and (ii) Advances to the extent that the aggregate outstanding principal amount of such Advances exceeds the Commitment. Further, Borrower shall immediately upon demand pay to Lender all amounts necessary from time to time to compensate for any resulting deficiency between the proceeds of sale of the Mortgage Loans and the principal amount advanced under the Line of Credit related to such Mortgage Loans.

          (d) Notwithstanding any other provision of this Agreement, Lender shall not be required to accept or to continue to hold as security for repayment of Advances under Section 4.3 any Mortgage Loan which (i) has aged more than the length of the Warehouse Period, unless specifically agreed otherwise by Lender in its sole and absolute discretion and on a case-by-case basis, (ii) is deemed unsatisfactory for purchase by the applicable Approved Investor or for pooling and issuance of a Mortgage-Backed Security either by the Certificating Custodian or the pool sponsor, except as provided in Section 4,4(d) below, (iii) remains in default for a period in excess of thirty (30) days or (iv) has not been paid for in full within twenty-one (21) days after shipment to an Approved Investor unless said Mortgage Loan and all applicable documents relating thereto have been returned to Lender within said 21-day time period, and, in any such case, Borrower shall immediately repay to Lender any Advances made with respect to such Mortgage Loan, together with all accrued and unpaid interest thereon. In addition, in the case of any Mortgage Loan funded under a Sublimit D Advance and not repaid in full within one hundred and eighty (180) days after the date of funding, Borrower shall immediately repay to Lender twenty-five percent (25%) of the amount funded under such Sublimit D Advance, together with all accrued and unpaid interest thereon. Borrower further agrees that if Lender specifically agrees in its sole and absolute discretion and on a case-by-case basis to accept or to continue to hold a Mortgage Loan which has aged more than the length of the Warehouse Period, Borrower shall repay to Lender the related Advance on Lender's demand, or if no demand for payment is made, in accordance with the payment schedule specified therefore by Lender (which payment schedule may require periodic reductions of the principal amount of such Advance).

          (e) Mortgage Loans held by Lender as security for the Obligations which have been sold to private investors will be "market-to-market" as market conditions dictate, in order to determine a current market value ("Market Value"). If at any time the current Market Value of any Mortgage Loan, as determined by Lender, is less than the amount of the Advance for such Mortgage Loan, Lender will have the right to require Borrower to pay to Lender an amount equal to such excess. Upon telephonic notification by 12:00 noon on a Banking Day to Borrower, of a required payment described in the preceding sentence, Borrower agrees to wire funds to Lender in the amount of such excess on the next Banking Day. Such payment will be applied by Lender against the current outstanding principal balance owed to Lender hereunder.

          (f) Notwithstanding any other provisions of this Agreement, Borrower shall, to the extent that the aggregate outstanding balance of Sublimit A Advances (as measured on a monthly basis on the last Banking Day of each month) exceeds ninety-eight and one-half percent (98.5%) of the price to be paid under the applicable Investor Commitments for such Sublimit A Mortgage Loans, as reflected in the most recent Secondary Market Report received by Lender, immediately pay to Lender an amount equal to such excess. Upon telephonic notification by 12:00 noon on a Banking Day to Borrower, of a required payment described in the preceding sentence. Borrower agrees to wire funds to Lender in the amount of such excess on the next Banking Day. Such payment will be applied by Lender against the current outstanding principal balance of the Sublimit A Advances owed to Lender hereunder.

Section 2.8    Optional Prepayments.
               --------------------

          Borrower shall have the right at any time and from time to time to prepay outstanding Advances, in whole upon not less than thirty (30) days prior written notice to Lender, or in part without prior notice; provided, however,
                                                           --------  -------
each partial prepayment must be in the entire amount outstanding of the Advance to which it relates. Borrower shall, at the time of making such prepayment, designate the Type of Advances being prepaid. If Borrower fails to make such a designation, each partial prepayment shall be applied to the reduction of the Line of Credit (or any Advance outstanding thereunder) as Lender, in its sole discretion, may determine. All prepayments of Advances under this Section 2.8 shall be without premium or penalty. Interest shall be payable in accordance with the provisions of Section 2.5.

Section 2.9    Fees.
               ----

          (a) Borrower agrees to pay to Lender a collateral agent fee (the "Collateral Agent Fee") in the amount of $10.00 for each Mortgage Loan
---------------------
warehoused by Borrower with Lender (if the submission data with regard to the Mortgage Loans is transmitted electronically via MBMS Net, then Borrower shall pay any pass-through costs charged by MBMS in connection with this service), payable monthly in arrears on or before the fifth (5th) Banking Day following receipt by Borrower of a statement from Lender for such Collateral Agent Fee based upon the prior month's activity, unless otherwise directed by Lender.

          (b)  Borrower agrees to pay to the Lender a non-usage fee (the "Non-
                                                                          ---
Usage Fee") at a rate per annum equal to one-quarter of one percent (0.25%) on
---------
the unused amount of the Commitment if the average monthly amount outstanding thereunder does not exceed fifty percent (50%) of the maximum amount of said Commitment. The Non-Usage Fee is calculated using the actual percentage of the Commitment used versus 50% of the total amount of the Commitment. Such Non-Usage Fee, if any, shall be payable quarterly in arrears on the last Banking Day of each February, May, August and November, commencing February 29, 1999, and on the Maturity Date.

          (c) Borrower agrees to pay to Lender an endorsement fee (the "Endorsement Fee") in the amount of $10.00 for each Mortgage Loan that Lender
----------------
endorses on behalf of Borrower pursuant to Section 4.9 below because such Mortgage Loan is missing Borrower's endorsement when it is submitted to Lender, payable monthly in arrears on or before the fifth (5th) Banking Day following receipt by Borrower of a statement from Lender for such Endorsement Fee based upon the, prior month's activity, unless otherwise directed by Lender.

          (d) The fees set forth in this Section 2.9, once paid, shall not be refundable under any circumstances.

Section 2.10   Payments, Etc.
               --------------

          (a) Except as otherwise specifically provided herein, all payments by Borrower under this Agreement (including any prepayments) shall be made without defense, set-off or counterclaim to Lender not later than 1:00 p.m. (Orlando time) on the date when due, it being expressly agreed and understood that if a payment is received after 1:00 p.m. (Orlando time) by Lender, such payment will be deemed to have been made on the next succeeding Banking Day and interest thereon shall be payable at the then applicable rate during such extension. Payments received via wire transfer before 5:00 p.m. (Orlando time) shall be treated as having been received by Lender on the same Banking Day as receipt of such funds if (i) Borrower has sufficiently identified to Lender the Advance and related Mortgage Loan to which such payment relates (by the last name(s) of each Obligor and loan number(s)) prior to 1:00 p.m. (Orlando time) on the next Banking Day after receipt of such funds and (ii) the transfer is actually confirmed by Lender as being credited to Lender's account with the Federal Reserve on the Banking Day of the receipt of such funds. Lender is authorized by Borrower to debit amounts on deposit in the Master Advance Account (or any of Borrower's other accounts maintained with Lender) for payment of interest and Fees when due. All payments hereunder shall be made in U.S. Dollars in immediately available funds at the Payment Office.

          (b) Whenever any payment to be made hereunder or under the Note shall be stated to be due on a day that is not a Banking Day, the due date thereof shall be extended to the next succeeding Banking Day and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension.

          (c) All computations of interest and Fees shall be made on the basis of a year of three hundred and sixty (360) days for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest or Fees are payable. Each determination by Lender of an interest rate or Fee hereunder shall be conclusive and binding absent manifest error.

          (d) Prior to the maturity of the Obligations, all amounts received on any day by Lender in respect of principal of the Advances shall be applied by Lender as follows: first, to repay the aggregate principal amount of Advances due and payable on such day pursuant to Section 2.7; second, to prepay outstanding Advances being prepaid on such day pursuant to Section 2.8; and third the balance, if any, shall (provided that no Event of Default of any type, or Potential Default relating to the nonpayment of an Obligation, has occurred and is continuing) be released by Lender to Borrower by transfer to the Master Advance Account. If any Event of Default or any such Potential Default has occurred and is continuing, but Lender has not yet accelerated the maturity of the Obligations pursuant to Section 7.2, Lender shall apply all amounts remaining after making the applications required by clauses first, second and third above to the repayment of outstanding Advances.

          (e) Upon the maturity of the Line of Credit (whether upon maturity, acceleration or otherwise), all amounts received by Lender hereunder and under the other Loan Documents shall be disbursed by Lender as follows: first, to Lender, to reimburse Lender for all fees, costs and expenses reasonably incurred by it in connection with an Event of Default; second, to pay all accrued and unpaid interest on the Line of Credit and Fees due hereunder; third to repay all outstanding Advances under the Line of Credit; fourth, to pay all remaining unpaid Obligations; and fifth, to Borrower by transfer to the Master Advance Account, or to such other account as Borrower may direct in writing for such purpose.

Section 2.11   Indemnity.
               ---------

          Borrower shall indemnify Lender against any loss or expense that Lender actually sustains or incurs as a consequence of (a) any failure by Borrower to fulfill on the Effective Date or on the date of any Advance hereunder the applicable conditions set forth in Article III or (b) the occurrence of any Event of Default. A certificate of Lender setting forth in reasonable detail any amount or amounts which Lender is entitled to receive pursuant to this Section 2.11 shall be delivered to Borrower and shall be conclusive and binding absent manifest error.

Section 2.12   Taxes.
               -----

          All payments made by Borrower under this Agreement and the other Loan Documents shall he made free and clear of, and without deduction or withholding for or on account of, any present or future income. tamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any Governmental Authority, excluding, in the case of Lender, net income taxes and franchise taxes (imposed in lieu of net income taxes) imposed on Lender as a result of a present or former connection between the jurisdiction of the government or taxing authority imposing such tax and Lender (excluding a connection arising solely from Lender having executed, delivered, performed its obligations or received a payment under, or enforced, this Agreement or the other Loan Documents) or any political subdivision or taxing authority thereof or therein (all such non-excluded taxes, levies, imposts, duties, charges, fees, deductions and withholdings being hereinafter called "Taxes"). If any Taxes are required
                                           -----
to be withheld from any amounts payable to Lender hereunder or under other Loan Documents. the amounts so payable to Lender shall be increased to the extent necessary to yield to Lender after payment of all Taxes) interest or any such other amounts payable hereunder at the rates or in the amounts specified in this Agreement and the other Loan Documents. Whenever any Taxes are payable by Borrower, as promptly as possible thereafter Borrower shall send to Lender a certified copy of an original official receipt received by Borrower showing payment thereof. If Borrower fails to pay any Taxes when due to the appropriate taxing authority or fails to remit to Lender the required receipts or other required documentary evidence, Borrower shall indemnify Lender for any incremental taxes, interest or penalties that may become payable by Lender as a result of any such failure. The agreements in this subsection shall survive the termination of this Agreement and the payment of the Note and all other amounts payable under the Loan Documents.

                       ARTICLE 3     CONDITIONS TO ADVANCES
                                     ----------------------

Section 3.1    Conditions to Advances.
               ----------------------

          As conditions precedent to Lender's obligation to make any Advance hereunder at and as of the date of borrowing thereof.

          (a) Lender shall have received a properly completed Advance Request (except as otherwise permitted under Section 2.2(a) for an electronically transmitted Advance Request), together with each and all of the other documents and instruments required thereby as set forth in Section 4.3.

          (b) The representations and warranties of Borrower contained in the Loan Documents shall be accurate and complete in all material respects on and as of the date of such Advance as if made on and as of such date, except to the extent any such representation and warranty expressly relates solely to an earlier date.

          (c) No Potential Default or Event of Default shall have occurred and be continuing.

          (d)  The Note has not matured.

          (e) Following the funding of the requested Advance, neither the aggregate principal amount of Advances of that Type outstanding hereunder nor the aggregate principal amount of all Advances outstanding hereunder shall exceed any of the limitations set forth in Sections 2.1 and 2.7.

          (f) Since the date of the last fiscal year end or interim financial statement delivered by Borrower to Lender, no material adverse change shall have occurred in Borrower's business, financial condition or results of operations.

          (g) Lender shall have received such other documents or legal opinions as Lender or counsel to Lender may reasonably request, all in form and substance reasonably satisfactory to Lender.

          (h) By delivering an Advance Request to Lender hereunder for any Advance, Borrower shall be deemed to have represented and warranted the accuracy and completeness of the statements set forth in subsections (b) through (e) above as of the Advance Date.

Section 3.2    General.
               -------

          Each condition in this Agreement including, without limitation, those set forth in Section 3.1 above, is material to the transactions contemplated by this Agreement, and time is of the essence with respect to each such condition. Lender, in its sole discretion, may fund any Advance without all conditions being satisfied. However, that funding shall not constitute a waiver of the requirement that each condition be satisfied as a prerequisite for any subsequent funding, unless Lender specifically waives an item in writing.

Section 3.3    Limitations on Obligations to Make Advances.
               -------------------------------------------

          In addition to the conditions for and limitations upon advances set forth in Section 3.1 above, Lender shall have no obligation to honor any Advance Request if (or to the extent that): (i) any promissory note evidencing a Mortgage Loan, or the supporting documents relative thereto, in the reasonable discretion of Lender, is deemed to be unsatisfactory or inadequate; (ii) any Mortgage Loan is not an Eligible Mortgage Loan; (iii) any Eligible Conforming Mortgage Loan against which the Investor Commitment does not establish a specific purchase price; (iv) any defaults exists on any Mortgage Loan; (v) the promissory note evidencing any Mortgage Loan has matured and no extension has been granted by Lender; or (vi) the Required Documents referenced in Section 4.3 and, if requested by Lender at any time, the Additional Required Documents further referenced in said Section, have not been delivered to Lender. Borrower acknowledges and agrees that if Lender does not honor any Advance Request in accordance with this Agreement, Borrower shall be solely responsible for funding the Mortgage Loan to which the Advance Request relates (including depositing sufficient funds in the Controlled Disbursement Account to cover any checks written thereon to fund such Mortgage Loan) and Lender shall have the right to return unpaid any checks written by Borrower on the Controlled Disbursement Account to fund such Mortgage Loan if there are insufficient funds therein to cover checks written thereon.

                              ARTICLE 4     SECURITY
                                            --------

Section 4.1    Grant of Security Interest.
               --------------------------

          Borrower hereby assigns, pledges, transfers and grants to Lender a first priority security interest in all of Borrower's right, title and interest in, under and to the property described in Section 4.2 below (for purposes of this Article IV, collectively and severally, the "Collateral"), to secure payment and performance of the Obligations.

Section 4.2    Collateral.
               ----------

          The Collateral shall consist of all right, title and interest of Borrower in, under and to each of the following:

          (a) All Mortgage Loans, now owned or hereafter acquired by Borrower and warehoused by Borrower with Lender hereunder, including, without limitation, all notes, all mortgages, deeds to secure debt, deeds of trust, trust deeds and security agreements evidencing, securing, guaranteeing or otherwise relating to such Mortgage Loans, all rights to payment thereunder, all rights in the Property securing payment of the indebtedness of the Obligors thereunder, or that are the subject of such Mortgage Loans, all rights under documents related thereto, such as guaranties and insurance policies (issued by governmental agencies or otherwise), including, without limitation, mortgage and title insurance policies, binders and commitments, fire and extended coverage insurance policies (including the right to any return premiums) and, if applicable, flood and earthquake insurance policies, participation certificates or agreements, FHA insurance and VA guaranties, and all rights, if any, in cash deposits consisting of impounds, insurance premiums or other funds held on account thereof;

          (b) All financing statements perfecting the security interest of any of the Mortgage Loans or in the Property, securing any such Mortgage Loans;

          (c) All Mortgage-Backed Securities, now owned or hereafter acquired by Borrower and warehoused by Borrower with Lender or the agents or designees of Lender, hereunder, all right to the payment of moneys and non-cash distributions on account thereof, all new, substituted and additional securities at any time issued with respect thereto and any custodial account (including the Custodial Account) together with any and all

Mortgage-Backed Securities held therein or credited thereto and any and all rights of such Borrower to insurance payments made in respect of such account.

          (d) All Investor Commitments, now existing or hereafter arising, covering any part of the foregoing Collateral, all rights to deliver Mortgage Loans and Mortgage-Backed Securities to investors and other purchasers pursuant thereto and all proceeds resulting from the disposition of such Collateral pursuant thereto;

          (e) All now existing or hereafter arising rights to service, administer and/or collect any of the foregoing Collateral at any date, and all rights to the payment of money on account of such servicing, administration or collection activities;

          (f) The Master Advance Account, the Controlled Disbursement Account, the Administrative Account and the Investor Funding Account, any and all funds at any time held in such accounts, and any and all rights of such Borrower to insurance payments made in respect of such accounts;

          (g) All now existing or hereafter acquired equipment, files, documents, instruments, surveys, certificates, correspondence, appraisals, computer programs, tapes, discs, cards, accounting records and other books, records, information and data of Borrower relating to the foregoing Collateral (including all such items necessary or helpful in the administration or servicing of the foregoing Collateral);

          (h) All now existing or hereafter arising accounts, contract rights and general intangibles constituting or relating to any of the foregoing Collateral; and

          (i)  All Proceeds and products of the foregoing Collateral.

Section 4.3    Delivery of Collateral Documentation.
               ------------------------------------

          At the time of each Advance Request, Borrower shall deliver or cause to be delivered to Lender the applicable required documents, instruments and agreements described on Exhibit C (the "Required Documents") and, if requested
                        ---------       ------------------
by Lender at any time, the applicable additional required documents, instruments, and agreements described on Exhibit D (the "Additional Required
                                         ---------       -------------------
Documents").  In addition, if requested by Lender at any time, Borrower
---------
immediately shall (i) record the assignment in favor of Lender of the mortgage (or deed of trust or deed to secure debt) and/or any security agreements securing any Mortgage Loan supporting such Advance in the appropriate recording office and pay all recording fees, charges and taxes in connection therewith and
(ii) execute and deliver to Lender any and all other documents which are, in the reasonable opinion of Lender or its counsel, necessary so as to evidence or perfect Lender's security interest in the Collateral including, but not limited to, execution of appropriate security agreements and UCC-1 financing statements to be filed with the appropriate filing officer in the state where Borrower's principal office and place of business is located and with the appropriate filing officers in such other jurisdictions where any of the Collateral is or may be located.

Section 4.4    Release of Collateral Documentation.
               -----------------------------------

          (a) Unless an Event of Default has occurred and is continuing, upon written request of Borrower, Lender shall release to Borrower documentation relating to Eligible Mortgage Loans against a trust receipt (a "Trust Receipt")
                                                                -------------
executed by such Borrower substantially in the form of Exhibit G, with all
                                                       ---------
blanks completed to conformity therewith. Borrower hereby represents and warrants to Lender that (A) any request by Borrower for release of Eligible Mortgage Loans pursuant to this subsection (a) shall be solely for the purposes of correcting clerical or other non-substantial documentation problems in preparation for returning such Mortgage Loans to Lender for ultimate sale or exchange and (B) Borrower shall request such release in compliance with all of the terms and conditions of such release set forth herein.

          (b) Unless an Event of Default has occurred and is continuing, Lender shall release Eligible Mortgage Loans to Approved Investors for purchase. Any transmittal of documentation for Eligible Mortgage Loans in the possession of Lender in connection with the sale thereof to an Approved Investor (other than an Agency) shall, in each case, be under cover of a bailment letter (a "Bailment
                                                                        --------
Letter") substantially in the form of Exhibit H, with all blanks completed in
------                                ---------
conformity therewith. Any transmittal of documentation for Eligible Mortgage Loans in connection with the sale thereof to any of FHLMC, FNMA or GNMA for inclusion as whole mortgage loans in their respective loan portfolios shall be under cover of a Bailment Letter substantially in the form of Exhibit H, with
                                                              ---------
all blanks completed to conformity therewith, or, in the case of FHLMC, FNMA or GNMA, such other forms, duly executed, if necessary, by Borrower, in lieu of the foregoing that FHLMC, FNMA or GNMA require pursuant to their respective Agency Guides. In each case of transmittal of documentation relating to Mortgage Loans pursuant to this subsection, the recipient thereof shall be required to return such documentation to Lender if such Mortgage Loans are not purchased, and the proceeds therefrom paid in accordance with subsection (e) below within twenty-one (21) days after such recipient's receipt of such documentation or, if earlier, the expiration of the applicable Investor Commitment. With respect to transmittal of documentation relating to Eligible Mortgage Loans, before Lender delivers documentation pursuant to this subsection (b), Borrower shall have delivered such forms, duly executed by Borrower, required under the applicable Agency Guides or Investor Commitments to effect delivery to FHLMC, FNMA, GNMA or any other Approved Investor of such Collateral and payment therefor in accordance with the instructions of Lender.

          (c) Unless an Event of Default has occurred and is continuing, Lender shall release Eligible Mortgage Loans in connection with the formation of a pool of Mortgage Loans supporting Mortgage-Backed Securities issued by FHLMC, FNMA or GNMA. Any transmittal of documentation for such Eligible Mortgage Loans in the possession of Lender shall be to the Certificating Custodian and, if Lender is not then the Certificating Custodian, shall be under cover of a Bailment Letter in the form required by Lender, with all blanks completed in conformity therewith, or such other forms in lieu of the foregoing that FHLMC, FNMA or GNMA require pursuant to their respective Agency Guides, duly executed, if necessary, by Borrower. If the Certificating Custodian is other than Lender, the Certificating Custodian shall: (i) return to Lender, within ten (10) days after receiving such documentation, either (A) evidence of such Mortgage Loan's initial certification for inclusion in a Mortgage Loan pool if the Certificating Custodian so certifies such Mortgage Loan or (B) all documentation relating to such Mortgage Loan if the Certificating Custodian does not so certify such Mortgage Loan; (ii) immediately return all documentation relating thereto to Lender if (A) the Certificating Custodian initially certifies such Mortgage Loan but subsequently determines that such Mortgage Loan is not suitable for inclusion in a Mortgage Loan pool supporting a Mortgage-Backed Security prior to the issuance of such Mortgage-Backed Security or (B) the Mortgage Loan has not been paid for in full within twenty-one (21) days after the Certificating Custodian's receipt of such documentation; and (iii) segregate and properly identify all such documentation as collateral of Lender that secures the Obligations. Before Lender delivers documentation pursuant to this subsection (d), Borrower shall have delivered such forms, duly executed by Borrower, required under the applicable Agency Guides or Investor Commitments to effect delivery to the Certificating Custodian of such Mortgage Loans and payment therefor in accordance with the instructions of Lender. Borrower further agrees to (x) enter into such arrangements and agreements with Lender, the Certificating Custodian and each of the Agencies as may be necessary to facilitate the issuance of Mortgage-Backed Securities under the mortgage-backed securities programs of such Agencies and (y) conform its procedures relating to the formation of such pools and the delivery of such forms and certifications required by FHLMC, FNMA and GNMA, as the case may be, to accommodate the established procedures of Lender with respect thereto that are in conformity with the respective rules and regulations of such Agencies.

          (d) If the Certificating Custodian returns to Lender documentation relating to any Mortgage Loan following the Certificating Custodian's determination that such Mortgage Loan is not suitable for pooling. Borrower immediately shall repay to Lender the Advance relating to such Mortgage Loan in accordance with Section 2.7(d) unless such Mortgage Loan is eligible to be resubmitted to Lender because it is an eligible Type of Mortgage Loan, in which case the Advance shall continue as or be converted to an Advance of the appropriate Type.

          (e) Borrower will establish and maintain a pledged securities custodial account with Lender or such other party as Lender may direct (the "Custodial Account") for the purpose of holding all Mortgage-Backed Securities
------------------
issued by FHLMC or FNMA or guaranteed by GNMA that are backed by Mortgage Loans previously pledged by Borrower to Lender. The Custodial Account shall be a "no access" account to Borrower maintained in Lender's name alone for the benefit of Borrower. Lender shall have exclusive control over the disposition of all Mortgage-Backed Securities held in the Custodial Account, and Borrower shall not have any right to transfer, trade or otherwise direct the disposition of such Mortgage-Backed Securities. Pursuant to Section 4.1 above, Borrower has granted to Lender a first priority security interest in and lien upon the Custodial Account and in any and all Mortgage-Backed Securities at any time held therein or credited thereto as collateral security for the Obligations. Lender shall hold its security interests in and liens upon the Custodial Account and the other accounts referred to in Section 4.2 above and all Mortgage Backed Securities at any time held therein or credited thereto with all rights of a secured party under the Florida Uniform Commercial Code and other applicable Florida or federal law.

          (f) Borrower shall fully cooperate with Lender so that Lender may (i) maintain in Lender's name with the Participants Trust Company (the "PTC"), or
                                                                    ---
with a participant of the PTC if Lender is not a participant of the PTC, separate "Seg Accounts" (or an account that shall not at any time be subject to a lien or security interest to favor of the PTC or anyone benefiting through the PTC), into which each GNMA Mortgage-Backed Security to be pledged by Borrower shall be initially deposited or credited when issued, and (ii) maintain in Lender's name with a Federal Reserve Bank separate securities accounts into which each FHLMC or FNMA Mortgage-Backed Security to be transferred by Borrower to Lender shall be entered when issued. In all circumstances, possession, maintenance and transfer of such Mortgage-Backed Securities in, to and from such accounts shall be under the sole and exclusive control of Lender, and Borrower shall have no access to such accounts.

          (g) Upon the issuance of a Mortgage-Backed Security, the security interests of Lender in the underlying Mortgage Loans shall cease, and such Mortgage-Backed Security and the proceeds thereof shall be subject to a security interest in favor of Lender. For Mortgage-Backed Securities that are Book-Entry MBS, Borrower and Lender shall cause the security to be issued in the name of or pledged or transferred to Lender (or a Financial intermediary for Lender), as collateral security for the Obligations, and Borrower shall identify Lender (or its financial intermediary) as the Person to whom such Mortgage-Backed Securities shall be issued on the forms required by FHLMC, FNMA or GNMA under their respective Agency Guides. All such Mortgage-Backed Securities shall be credited "free" when issued to Lender or a financial intermediary of Lender.
For certificated Mortgage-Backed Securities, Lender shall have received and be holding in its possession the original Mortgage-Backed Security certificate, which shall be registered in the name of Lender or accompanied by a duly executed (in blank) transfer power or other instrument of assignment sufficient to transfer the security to Lender.

          (h) Unless an Event of Default has occurred and is continuing, Lender will, upon satisfaction of all Lender's requirements in connection therewith, arrange for the transfer of any Mortgage-Backed Security pledged to Lender to an Approved Investor (including any of the Agencies), or the nominee thereof, in accordance with the term of any applicable Investor Commitment, trade or settlement. In each such case, Borrower agrees to provide Lender with written designation of such purchasers and Approved Investors, together with the appropriate instructions for, redoing such purchasers' and investors' respective accounts. All deliveries of Mortgage-Backed Securities to such Approved Investors shall be made only "against payment" by such Approved Investors to the Investor Funding Amount, in immediately available funds, of the full purchase price of such Mortgage-Backed Securities, in accordance with the terms of such Investor Commitments, trades or settlements.

          (i) Unless an Event of Default or Potential Default has occurred and is continuing, Borrower, in connection with the sale of any Mortgage Loans, may obtain the release of the security interest granted under Section 4.1 in the applicable Collateral by paying to Lender, for repayment of the Advances relating to such Mortgage Loans in accordance with this Agreement, the Advance Rate Amount for such Collateral (determined as of the date that such Collateral was first delivered to Lender) to be released. All amounts payable on account of the sale of Mortgage Loans by Borrower are to be paid directly by FHLMC, FNMA, GNMA or such other Approved Investor to the Investor Funding Account. Pursuant to Section 4.1 above, Borrower has granted to Lender security interests in and liens upon the Investor Funding Account and in any and all funds at any time held therein as collateral security for the Obligations. Lender is authorized by Borrower to debit amounts on deposit in the Investor Funding Account from time to time for repayment of the Advances relating to the Mortgage

Loans sold and released to the Approved Investor in accordance with Section
2.10. Lender shall hold its security interests in and liens upon the Investor Funding Account and the other accounts referred to in Section 4.2 above and all funds at any time held therein with all rights of a secured party under the Florida Uniform Commercial Code and other applicable Florida law. Upon receipt of the full amount of the purchase price for each Mortgage Loan from an Approved Investor thereof in accordance with this subsection, the lien created by this Agreement on the affected Mortgage Loan shall be automatically released.

          (j) Unless an Event of Default has occurred and is continuing, Lender shall take such steps in addition to those set forth above as it may be reasonably directed from time to time by Borrower in writing that are not inconsistent with the provisions of this Agreement and that Borrower deems necessary or desirable in Borrower's reasonable discretion to enable Borrower to perform and comply with Investor Commitments, trades and settlements and with other agreements for the sale or other disposition in whole or in part of Mortgage Loans and Mortgage-Backed Securities.

          (k) If an Event of Default has occurred and is continuing, Lender shall not be required to, and shall incur no liability to Borrower or any other Person for refusing to, release any item of Collateral to Borrower or any other Person without the express prior written consent and at the direction of Lender.

          (l) In no way limiting the generality of any other applicable provision of this Agreement, Borrower acknowledges and agrees that Lender shall not be obligated to fund any Advance under Sublimit C until all Mortgage Loans backing up such Advance have been initially certified for a pool by the Certificating Custodian and Lender is satisfied that it has a first priority security interest in such Mortgage Loans and the resulting Mortgage-Backed Security that they will back and shall not be obligated to deliver Mortgage Loan documents to Borrower's Certificating Custodian (other than Lender) unless and until the Certificating Custodian has executed a custodial agreement acknowledging that such Certificating Custodian shall have possession of said Mortgage Loan documents as agent bailee for Lender until the resulting Mortgage-Backed Securities shall have been issued or, in the alternative, if the Certificating Custodian is FHLMC, no such Mortgage Loan documents shall be delivered to FHLMC unless and until they are delivered to FHLMC with FHLMC Form 939 or 987, as appropriate, and FHLMC Form 996, which forms in each case designate Lender as the "warehouse lender" and arrangements satisfactory to Lender are made to ensure that the resulting Mortgage-Backed Security or the Proceeds thereof are delivered directly to Lender or its agent bailee (such arrangements to include wire transfer instructions on each of the foregoing forms that designate an account of Lender or its designee as the account to which Proceeds of Mortgage-Backed Securities are to be transmitted or delivered). Upon issuance, the resulting Mortgage-Backed Securities shall be promptly delivered to the settlement bank or in other person satisfactory to Lender and become subject to Colonial's lien and be included in the Collateral. Lender must be listed as the sole subscriber/owner or warehouse lender, as appropriate, on HUD Form 11705, FNMA Form 2014 or FHLMC Form 939, as the case maybe, or other appropriate form relating to the issuance of any Mortgage-Backed Security that is backed by Mortgage Loans and must be named as a registered holder of any such Mortgage-Backed Security. It is the parties intention that all Mortgage-Backed Securities be issued to Lender as registered holder, and delivered to Lender or its bailee as collateral security for the Line of Credit in substitution for the pooled Mortgage Loans that back up such Mortgage-Backed Securities. Moreover, Lender shall not be obligated to deliver Mortgage-Backed Securities to any Approved Investors until it is satisfied (i) that the Approved Investor to whom such Mortgage-Backed Securities are to be delivered has been notified, prior to or at the time of such delivery, that Lender has a security interest in such mortgage-backed security, and (ii) that such Approved Investor is committed in accordance with the custom in the New York market for Mortgage-Backed Securities to settle in immediately available funds before the close of business on the same day, settlement to be made at such commercial bank or trust company as shall be acceptable to the Lender. Borrower agrees to establish or concur in procedures whereby the sole disposition of Proceeds from the sale of mortgage-backed securities by Lender's designated agent, shall be to transmit such proceeds to Lender.

Section 4.5    Indemnification.
               ---------------

          (a) Borrower agrees to reimburse and hold harmless Lender, its directors, officers, employees and agents from and against any and all liability, loss and expense, including reasonable counsel fees, arising from or connected with Lender's execution and performance of this Agreement including, but not limited to, the claims of any third parties, including any assignee, except in the case of loss, liability or expense resulting from gross negligence or willful misconduct on the part of Lender. Notwithstanding anything to the contrary contained herein, this provision shall survive the termination of this Agreement.

          (b) Anything in this Agreement to the contrary notwithstanding, in no event shall Lender be liable hereunder to Borrower or any other Person for consequential loss or damage of any kind whatsoever (including but not limited to loss of profits), even if Lender has been advised of the likelihood of such loss or damage and regardless of the form of action.

Section 4.6    Representations and Warranties of Borrower With Regard to the
               -------------------------------------------------------------
Collateral.
----------

          Borrower hereby represents and warrants that: (a) Borrower has good title to and is the sole owner of the Collateral pledged by it hereunder (or, in the case of after-acquired Collateral, at the time Borrower acquires rights in the Collateral, will be the sole owner thereof); (b) except for the security interest granted hereunder to Lender, no Person has (or, in the case of after-acquired Collateral, at the time Borrower acquires rights therein, will have) any right, title, claim or interest (by way of security interest or other lien or charge or otherwise) in, against or to the Collateral pledged by it hereunder; (c) all information heretofore, herein or hereafter supplied to Lender by or on behalf of Borrower with respect to the Collateral is or will be accurate and complete in all material respects; (d) no consent of any other Person is required for the grant of the security interest provided herein by Borrower in any of the Collateral including, without limitation, any computer software being utilized by Borrower pursuant to license, lease or otherwise other than consents which have been obtained, nor will any consent need to be obtained upon the occurrence of an Event of Default for Lender to exercise its rights with respect to any of the Collateral; and (e) each Mortgage Loan comprising part of the Collateral is an Eligible Mortgage Loan and otherwise meets all of the requirements of the specific Type of Eligible Mortgage Loan involved.

Section 4.7    Covenants of Borrower With Regard to the Collateral.
               ---------------------------------------------------

          Borrower hereby agrees: (a) to procure, execute and deliver from time to time any and all endorsements, assignments, financing statements and other writings deemed necessary or appropriate by Lender to perfect, maintain and protect its security interest hereunder and the priority thereof (and hereby authorizes Lender to execute and file any such financing or continuation statement without the signature of Borrower to the extent permitted by applicable law) and to deliver promptly to Lender all originals of Collateral or Proceeds consisting of chattel paper or instruments; (b) not to surrender or lose possession of (other than to Lender), sell, encumber, or otherwise dispose of or transfer, any Collateral or right or interest therein other than shipment of Mortgage Loans under Investor Commitments and as otherwise permitted under
Section 4.4 above; (c) at all times upon the request of Lender, to account fully for and promptly to deliver to Lender, in the form received, all Collateral or Proceeds thereof endorsed to Lender as appropriate and accompanied by such assignments and powers, duly executed, as Lender shall request, and until so delivered all Collateral and Proceeds thereof shall he held in trust for Lender, separate from all other property of Borrower and identified as being subject to the interest of Lender; (d) at any reasonable time (and no less frequently than on an annual basis), upon request by Lender, to exhibit and to allow inspection by Lender (or Persons designated by Lender) of the Collateral and the records concerning the Collateral (at no cost to Borrower unless an Event of Default has occurred and is continuing, except that Borrower shall pay Lender's reasonable fees, not to exceed $250.00, and costs in connection with Lender's annual financial and operational audit; provided further that if Lender requests an
                                 -------- ------- ----
annual independent third party operations audit of Borrower after Lender in good faith has determined it has reason for such request. Borrower shall also pay all reasonable fees and expenses associated therewith); (e) to keep the Collateral pledged by it hereunder insured against loss, damage, theft and other risks customarily covered by insurance. and such other risks as Lender may reasonably request and name Lender as a "loss payee" under all such insurance;
(f) to do all acts that a prudent investor would deem necessary or desirable to maintain, preserve and protect the Collateral pledged by it hereunder; (g) not knowingly to use or permit any Collateral to be used unlawfully or in violation of any provision of this Agreement or any applicable statute, regulation or ordinance or any policy of insurance covering the Collateral; (h) to pay (or require to be paid) prior to their becoming delinquent all taxes, assessments, insurance premiums, charges, encumbrances and liens now or hereafter imposed upon or affecting any Collateral pledged by it hereunder; (i) to notify Lender of any change in Borrower's name, identity or structure through merger, consolidation or otherwise before any such change shall occur; (j) to appear in and defend, at Borrower's cost and expense (unless such action or proceeding arises solely from an act or failure to act by Lender), any action or proceeding that may affect its title to or Lender's interest in the Collateral; (k) to keep accurate and complete records of the Collateral pledged by it hereunder (including a copy of the malpractice policy of each attorney closing Mortgage Loans for Borrower and original insured closing letters from each title insurance company for which the attorney is agent) and to provide Lender with such records and such reports and information relating to such Collateral as Lender may reasonably request from time to time; and (l) to comply with all laws, regulations and ordinances relating to the possession, maintenance and control of the Collateral.

Section 4.8    Collection of Collateral Payments.
               ---------------------------------

          (a) Borrower shall, at its sole cost and expense, endeavor to obtain payment, when due and payable, of all Collateral Payments, including, without limitation, the taking of such action with respect thereto as Lender may reasonably request, or, in the absence of such request, as Borrower may reasonably deem advisable; provided that Borrower shall not, without the prior written consent of Lender, grant or agree to any rebate, refund, compromise or extension with respect to any Collateral Payment. Upon the request of Lender following the occurrence of an Event of Default, Borrower shall notify and direct any party who is or might become obligated to make any Collateral Payment with respect to the Collateral, to make payment thereof to Lender (or to Borrower in care of Lender) at such address as Lender may designate. Borrower shall reimburse Lender promptly upon demand for all out-of-pocket costs and expenses, including reasonable attorneys' fees and litigation expenses, actually incurred by Lender in seeking to collect any Collateral Payment.

          (b) If an Event of Default has occurred and is continuing, upon the request of Lender. Borrower shall, immediately upon receipt, transmit and deliver to Lender, in the form received, all cash, checks, drafts and other instruments for the payment of money (properly endorsed when required so that such items may be collected by Lender) that may be received by Borrower at any time as payment on account of any Collateral Payment with respect to the Collateral and if such request is made, until delivery to Lender, such items shall be held in trust for Lender and shall not be commingled by Borrower with any of its other funds or property. Lender is hereby authorized and empowered to endorse the name of Borrower on any check, draft or other instrument for the payment of money received by Lender on account of any Collateral Payment if Lender believes such endorsement is necessary or desirable for purposes of collection.

          (c) Borrower shall indemnify and save harmless Lender from and against all reasonable liabilities and expenses on account of any adverse claim asserted against Lender relating to any moneys received by Lender on account of any Collateral Payment, and such obligation of Borrower shall continue in effect after and notwithstanding the discharge of the Obligations and the release of the security interest granted in Section 4.1 above.

Section 4.9    Authorized Action by Lender.
               ---------------------------

          Borrower hereby irrevocably appoints Lender as its attorney-in-fact, coupled with an interest, (i) at any time while an Event of Default has occurred and is continuing, to do (but Lender shall not be obligated to and shall incur no liability to Borrower or any third part for failure so to do) any act that Borrower is obligated by this Agreement to do, and to exercise such rights and powers as Borrower might exercise with respect to the Collateral, including, without limitation, the right to (a) collect by legal proceedings or otherwise and endorse, receive and receipt for all interest, payments, proceeds and other sums and property now or hereafter payable on or on account of the Collateral,
(b) enter into any extension, reorganization, deposit, merger, consolidation or other agreement pertaining to, or deposit, surrender, accept, hold or apply other property in exchange for, the Collateral; (c) insure, process and preserve the Collateral; (d) transfer the Collateral to Lender's own name or its nominee's name; (e) sell or otherwise dispose of the Collateral as provided in
Section 7.2 hereof; and (f) make any compromise or settlement, and take any other action it deems advisable with respect to the Collateral; provided,
                                                                --------
however, in no event shall Lender be
-------
required to make any presentment, demand or protest, or give any notice, and Lender need not take any action to preserve any rights against any prior party or any other Person in connection with the Obligations or with respect to the Collateral, and (ii) at any time, whether or not an Event of Default has occurred or is continuing, to execute any and all documents which Borrower is required to execute under this Agreement including, but not limited to, the endorsement (in blank or to Lender) of the promissory note evidencing any Mortgage Loan warehoused with Lender hereunder and the assignment (in blank or to Lender) of the mortgage (or deed of trust or deed to secure debt) and/or any security agreements securing any such Mortgage Loan.

Section 4.10   Negative Pledge.
               ---------------

          As long as any Obligations remain unpaid or the Commitment hereunder is outstanding, none of Borrower's shareholders or owners shall pledge, assign, transfer or encumber any capital stock or other ownership interest such Person holds of Borrower to any third party without prior written notice to Lender.

Section 4.11   Banker's Lien.
               -------------

          Borrower hereby grants to Lender a lien on, and a security interest in, the deposit balances, accounts, items. certificates of deposit and monies of Borrower in possession of or on deposit with Lender or any of its Affiliates, to secure and as collateral for the payment of the Note and all other Obligations and performance of all duties and obligations of Borrower under the Loan Documents. Borrower specifically agrees that any such Affiliate of Lender shall be deemed to be the duly designated agent of Lender for purposes of holding possession of any such deposits and monies.

                   ARTICLE 5     REPRESENTATIONS AND WARRANTIES
                                 ------------------------------

          As an inducement to Lender to enter into this Agreement and to make Advances as provided herein, Borrower represents and warrants to Lender that:

Section 5.1    Legal Existence, Compliance with Law and Contractual Obligations.
               ----------------------------------------------------------------

          Borrower (a) is duly organized, validly existing and in good standing as a corporation under the laws of the state of its incorporation and in each jurisdiction where its ownership of property or conduct of business requires such qualification, except where the failure to be so qualified would not have a material adverse effect on its business, operations, property or financial condition or on the ability of Borrower to pay and perform the Obligations; (b) has the corporate power and authority and the legal right to own and operate its property and to conduct business in the manner in which it does and proposes so to do; and (c) is not in violation of any Requirement of Law or any Contractual Obligation if such violation could have a material adverse effect on its business, operations, property or financial condition or on the ability of Borrower to pay and perform the Obligations.

Section 5.2    Legal Power; Authorization; Enforceable Obligations.
               ---------------------------------------------------

          Borrower has the corporate power and authority to execute, deliver and perform the Loan Documents to which it is a party and has taken all necessary corporate or other action to authorize the execution, delivery, and performance of such Loan Documents. Such Loan Documents have been duly executed and delivered on behalf of Borrower and constitute legal, valid and binding obligations of Borrower enforceable against it in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency and other similar laws affecting creditors' rights generally and by general principles of equity.

Section 5.3    No Legal or Contractual Bar.
               ---------------------------

          The execution, delivery and performance of the Loan Documents, the making of Advances hereunder and the use of the proceeds thereof, do not and will not (a) violate any Requirement of Law or any Contractual Obligation of Borrower, (b) except as contemplated by this Agreement, require any license, consent, authorization, approval or any other action by, or any notice to or filing or registration with, any Governmental Authority or any other Person or
(c) result in the creation or imposition of any Lien on any asset of Borrower except as contemplated by the Loan Documents.

Section 5.4    Financial Information.
               ---------------------

          (a) The balance sheet of Borrower as at _______________ and the related statements of income, retained earnings and cash flows for the fiscal year then ended, including in each case the related schedules and notes, reported on by ___________________, Certified Public Accountants, true copies of which have been previously delivered to Lender, are complete and correct and fairly present the financial condition of Borrower as at the date thereof and the results of operations and cash flows for such period, in accordance with GAAP applied on a consistent basis.

          (b) Borrower has no material liability of any kind, whether accrued, contingent, absolute, determined, determinable or otherwise, and no condition, situation or set of circumstances exists that could be reasonably expected to result in such a liability, in each case that is not reflected in the balance sheet referred to in subsection (a) above or will not be reflected in the most recent balance sheet delivered to Lender pursuant to Section 6.1(a)(i) or (ii).

          (c) Since the date of the financial statements referenced in subsection (a) above, no material adverse change has occurred in the business, financial condition or results of operations of Borrower.

Section 5.5    No Material Litigation.
               ----------------------

          There is no litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the knowledge of Borrower, threatened by or against Borrower, or against any of Borrower's properties or revenues that, individually or in the aggregate, if adversely determined, could have a material adverse effect on the business, financial condition or results of operations of or on the ability of Borrower to pay and perform the Obligations.

Section 5.6    Taxes.
               -----

          Borrower has tiled or caused to be tiled all tax returns that are required to be tiled and have paid all taxes shown to be due and payable on such returns or on any assessments made against it or any of its property, other than taxes and assessments that are being contested in good faith by appropriate proceedings and as to which Borrower has established adequate reserves to conformance with GAAP.

Section 5.7    Investment Company Act.
               ----------------------

          Borrower is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

Section 5.8    Subsidiaries; Capitalization.
               ----------------------------

          Borrower has no Subsidiaries. The issued and outstanding capital stock or other ownership interest of Borrower is owned, beneficially and of record, by the shareholders or other owners listed in Schedule 3 in the amounts and percentage interests set forth opposite such Person's names.

Section 5.9    Use of Proceeds.
               ---------------

          The proceeds of all Advances shall be used by Borrower solely for the purpose of financing Eligible Mortgage Loans.

Section 5.10   ERISA.
               -----

          (a) No Prohibited Transactions, Accumulated Funding Deficiencies, withdrawals from Multiemployer Plans or Reportable Events have occurred with respect to any Plans or Multiemployer Plans that, in the aggregate, could subject Borrower to any material tax, penalty or other liability where such tax, penalty or liability is not covered in full, for the benefit of Borrower, by insurance; (b) no notice of intent to terminate a Plan has been tiled, nor has any Plan been terminated under Section 4041 of ERISA, nor has the PBGC instituted proceedings to terminate, or appointed a trustee to administer, a Plan and no event has occurred or condition exists that might constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan; (c) the present value of all benefits liabilities (as defined in Section 4001(x)(16) of ERISA) under all Plans (based on the actuarial assumptions used to fund the Plans) does not exceed the assets of the Plans; and (d) the execution, delivery and performance by Borrower of the Loan Documents and the Advance of the Advances hereunder and the use of the proceeds thereof will not involve any Prohibited Transaction.

Section 5.11   Security Interests.
               ------------------

          The security interests created in favor of Lender under this Agreement constitute and will constitute perfected security interests in the Collateral, and such Collateral is not and will not be subject to any other Liens other than Permitted Liens.

Section 5.12   Agency Approvals.
               ----------------

          Borrower is (a) a FNMA approved seller/servicer, (b) a HUD direct endorsement lender, and (c) a FHA/VA approved lender, in each case, in good standing.

Section 5.13   Principal Place of Business and Chief Executive Office Location
               ---------------------------------------------------------------
of Records.
----------

          Borrower's principal place of business and chief executive office and the place where its records concerning the Collateral are kept are set forth on
Exhibit I hereto.
---------

Section 5.14   Trade Name.
               ----------

          Borrower has not used nor transacted business under any other corporate or trade name in the five-year period preceding the Effective Date.

Section 5.15   Year 2000 Compliance.
               --------------------

          Borrower has developed a comprehensive working plan (the "Y2K Plan") to insure that Borrower's software and hardware systems which impact or affect in any material way the business operations of Borrower will be Year 2000 Compliant and Ready (defined below) by no later than July 31, 1999. As used herein, "Year 2000 Compliant and Ready" means that Borrower's hardware and software systems with respect to the operation of its business and its general business plan will: (i) handle date information involving any and all dates before, during and/or after January 1, 2000, including accepting input, providing output and performing date calculations in whole or in part, (ii) operate accurately without interruption on and in respect of any and all dates before, during and/or after January 1, 2000 and without any change in performance, (iii) respond to and process two digit year input without creating any ambiguity as to the century, and (iv) store and provide date input information without creating any ambiguity as to the century.

                              ARTICLE 6     COVENANTS
                                            ---------

Section 6.1    Affirmative Covenants.
               ---------------------

          Borrower hereby covenants and agrees that, as long as any Obligations remain unpaid or the Commitment hereunder is outstanding, Borrower shall:

          (a)  Reports to Lender.  Furnish or cause to be furnished to Lender
               -----------------
directly:

                    (i) Annual Financial Statement. As soon as available and in any event within ninety (90) days after the end of each fiscal year of Borrower, a balance sheet of Borrower as at the end of such year and the related statements of income, retained earnings and cash flows of Borrower for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and accompanied by a report thereon of _____________________, Certified Public Accountants, or other independent public accountants of comparable recognized national standing, which report shall be unqualified as to scope of audit and shall state that such financial statements present fairly the financial condition as at the end of such fiscal year, and the results of operations and cash flows for such fiscal year, of Borrower in accordance with GAAP consistently applied. Such financial statements shall be accompanied by a certificate of Borrower's controller (or comparable officer) attesting to Borrower's compliance with the financial covenants applicable to Borrower as set forth in Section 6.3 of this Agreement;

                    (ii)   Monthly Financial Statements. As soon as available
                           ----------------------------
and in any event within forty-five (45) days after the end of each calendar month, a balance sheet of Borrower as at the end of such calendar month and the related statements of income, retained earnings and cash flows of Borrower for such calendar month and the portion of the fiscal year ended at the end of such calendar month, all in reasonable detail and certified by the controller (or comparable officer) of Borrower that they are complete and correct and that they present fairly the financial condition as at the end of such month, and the results of operations and cash flows for such month and such portion of the fiscal year, of Borrower to accordance with GAAP consistently applied (subject to normal year-end adjustments). Such Financial statements shall include information on monthly production volume in dollars and units;

                    (iii)  Annual Financial Statement. As soon as available and
                           --------------------------
in any event within ninety (90) days after the end of each fiscal year of Parent, a balance sheet of Parent and its Subsidiaries, on a consolidated and consolidating basis, as at the end of such year and the related statements of income, retained earnings and cash flows of Parent and its Subsidiaries, on a consolidated and consolidating basis, for such fiscal year, setting forth in each case to comparative form the Figures for the previous fiscal year, all in reasonable detail and accompanied by a report thereon of Mauldin and Jenkins, Certified Public Accountants, or other independent public accountants of comparable recognized national standing, which report shall be unqualified as to scope of audit and shall state that such financial statements present fairly the financial condition as at the end of such fiscal year, and the results of operations and cash flows for such Fiscal year, of Parent and its Subsidiaries, on a consolidated and consolidating basis, to accordance with GAAP consistently applied. Such financial statements shall be certified to Lender by Parent's controller (or comparable officer);

                    (iv)   Quarterly Financial Statements. As soon as available
                           ------------------------------
and in any event within forty-five (45) days after the end of each fiscal quarter, a balance sheet of Parent and its Subsidiaries, on a consolidated and consolidating basis, as at the end of such fiscal quarter, and the related statements of income, retained earnings and cash flows of Parent and its Subsidiaries, on a consolidated and consolidating basis, for such fiscal quarter and the portion of the year ended at the end of such fiscal quarter, all in reasonable detail and certified by the controller (or comparable officer) of Parent that they are complete and correct and that they present fairly the financial condition as at the end of such quarter and the results of operations and cash flows for such quarter and such portion of the fiscal year, of Parent and its Subsidiaries, on a consolidated and consolidating basis, in accordance with GAAP consistently applied (subject to normal year-end adjustments);

                    (v)    Tax Returns. As soon as available and in any event
                           -----------
within forty-five (45) days after the date of filing, copies of the completed Federal income tax returns, including all schedules, of Borrower;

          (vi)   Secondary Market Reports. On a weekly basis, a secondary market
                 ------------------------
report (which report details Borrower's market and commitment positions relative to Mortgage Loans in pipeline and closed Mortgage Loans in inventory and contains information on all mandatory, optional and special investor commitments), together with a report on the off-balance servicing portfolio (including 30, 60, 90 day delinquency information);

          (vii)  Valuation of Servicing Portfolio. If requested by Lender, an
                 --------------------------------
annual valuation of Borrower's servicing portfolio, performed by an independent, third party appraiser acceptable to Borrower and Lender including, but not limited to, United Financial, Inc.;

          (viii) No Default/Compliance Certificate. Together with the financial
                 ---------------------------------
statements required pursuant to subsections (i) and (ii) above, a certificate of the chief financial officer of Borrower (A) to the effect that, based upon a review of the activities of Borrower and such financial statements during the period covered thereby, no Event of Default or Potential Default exists, or if an Event of Default or a Potential Default exists, specifying the nature thereof and Borrower's proposed response thereto, and (B) demonstrating in reasonable detail compliance as at the end of such fiscal year, such fiscal quarter or such month with the applicable financial covenants set forth in Section 6.3;

          (ix)   Audit Reports. Promptly after receipt thereof by Borrower,
                 -------------
copies of each HUD Single Family Audit Report and FNMA, FHLMC and GNMA audit reports on Borrower and its operations;

          (x)    Notice of Default. Promptly after the occurrence of an Event of
                 -----------------
Default or a Potential Default, a certificate of the chief financial officer of Borrower specifying the nature thereof and Borrower's proposed response thereto;

          (xi)   Loss of Qualification. Promptly after the occurrence thereof,
                 ---------------------
notice of any Mortgage Loan that ceases to be an Eligible Mortgage Loan:

          (xii)  Delinquency Reports. On a monthly basis, delinquency reports on
                 -------------------
the Mortgage Loans warehoused with Lender, including the following categories:

                 30 day past dues;
                 60 day past dues;
                 90 day past dues; and
                 number and principal loan amount of foreclosures pending;

          (xiii) Litigation. Promptly after the occurrence thereof and in any
                 ----------
event within five (5) days after Borrower knows or has reason to know of the occurrence thereof, notice of the institution of or any material adverse development in any action, suit or proceeding or any governmental investigation or any arbitration, before any court or arbitrator or any governmental or administrative body, agency or official, against Borrower or any material property of any thereof, in each case if such action, suit, proceeding, investigation or arbitration, individually or together with one or more other actions, suits, proceedings, investigations or arbitrations, could result in liabilities to Borrower in excess of the Material Amount;

         (xiv) ERISA. In connection with ERISA:
               -----

               (A) Promptly and in any event within ten (10) days after Borrower knows or has reason to know of the occurrence of Reportable Event with respect to a Plan with regard to which notice must be provided to the PBGC, a copy of such materials required to be filed with the PBGC with respect to such Reportable Event and in each such case a statement of the chief financial officer of Borrower setting forth details as to such Reportable Event and the action that Borrower proposes to take with respect thereto;

               (B) Promptly and in any event within ten (10) days after Borrower knows or has reason to know of any condition existing with respect to a Plan that presents a material risk of termination of such Plan, imposition of an excise tax, requirement to provide security to such Plan or occurrence of other liability by Borrower or any ERISA Affiliate, a statement of the chief financial officer of Borrower describing such condition;

               (C) At least ten (10) days prior to the filing by any plan administrator of a Plan of a notice of intent to terminate such Plan, a copy of such notice;

               (D) Promptly and in no event more than ten (10) days after the filing thereof with the Secretary of the Treasury, a copy of any application by Borrower or an ERISA Affiliate for a waiver of the minimum funding standard under section 412 of the Code;

               (E) Promptly and in no event more than ten (10) days after the filing thereof with the Internal Revenue Service, copies of each annual report that is filed on Form 5500, together with certified financial statements for any Plan (if any) as of the end of such year and actuarial statements on Schedule B to such Form 5500;

               (F) Promptly and in any event within ten (10) days after it knows or has reason to know of any event or condition that might constitute grounds under section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, a statement of the chief financial officer of Borrower describing such event or condition;

               (G) Promptly and in no event more than 10 days after receipt thereof by Borrower or any ERISA Affiliate, a copy of each notice received by Borrower or an ERISA Affiliate concerning the imposition of any withdrawal liability under section 1202 of ERISA; and

               (H) Promptly after receipt thereof a copy of any notice Borrower or any ERISA Affiliate may receive from the PBGC or the Internal Revenue Service with respect to any Plan or Multiemployer Plan; provided that this subparagraph
(H) shall not apply to notices of general application promulgated by the PBGC or the Internal Revenue Service;

         (xv)  Change of Control. Promptly after obtaining knowledge of any
               -----------------
actual or proposed Change of Control, notice thereof together with a description of the nature and the date or proposed date thereof;

               (xvi)   Mergers and Acquisitions. Promptly, upon entering into
                       ------------------------
any agreement to purchase or acquire, or permitting any of its Subsidiaries to enter into any agreement to purchase or acquire, any or all of the assets or business of any Person (whether such purchase or acquisition shall be by means of merger, stock purchase, asset purchase or otherwise), notice thereof, together with a copy of the agreement;

               (xvii)  Year 2000 Compliance. Simultaneously with the delivery of
                       --------------------
each set of annual and monthly financial statements prior to July 31, 1999, a statement of Borrower's chief executive officer, chief financial accounting officer or chief technology officer to the effect that nothing has come to his/her attention to cause him/her to believe that the Y2K Plan milestones have not been met in a manner such that Borrower's hardware and software systems were not Year 2000 Compliant and Ready as of July 31, 1999;

               (xviii) Other Liabilities. Prior to (and subject to Section
                       -----------------
6.2(b) below) creating, incurring, assuming, suffering to exist or otherwise becoming liable in respect of, or permitting any of its Subsidiaries to create, incur, assume, suffer to exist or otherwise become liable in respect of, any Funded Liabilities in an aggregate principal amount exceeding $500,000.00 (other than Funded Liabilities under Borrower's existing warehouse lines of credit maintained with Paine Webber and Home Federal), written notice thereof, together with copies of the evidence of such indebtedness and related documents; and

               (xix)   Other Information. Promptly, such additional financial
                       -----------------
and other information, including financial statements of Borrower or any Approved Investor (other than FNMA, FHLMC or GNMA, and such information regarding the Collateral as Lender may from time to time reasonably request, including such information as is necessary for Lender to grant participations in the Line of Credit hereunder.

          (b)  Maintenance of Existence and Properties; Compliance with Laws;
               --------------------------------------------------------------
Maintenance of Agency Status. Preserve and maintain, and cause each of its
----------------------------
Subsidiaries to preserve and maintain, its corporate existence and all rights, privileges, licenses, approvals, franchises, properties and assets material to the normal conduct of its business; comply, and cause each of its Subsidiaries to comply, in all material respects with all Contractual Obligations and Requirements of Law, except when the failure to so comply would not have a material adverse effect on the business, results of operations or financial condition of Borrower, taken as a whole, or on the ability of Borrower to pay and perform the Obligations; and maintain at all times its status as an FNMA and FHLMC approved seller/servicer, a GNMA approved issuer/servicer, a HUD direct endorsement lender and a FHA/VA approved lender in good standing.

          (c)  Inspection of Property; Books and Records; Discussion. Keep, and
               -----------------------------------------------------
cause each of its Subsidiaries to keep, proper books of record and account in which full, true and correct entries in conformity with GAAP and all Requirements of Law shall be made of all dealings and transactions in relation to its business and activities, and, shall provide Lender access during normal business hours for inspection of Borrower's books, documents and records as Lender shall request from time to time, and to discuss the business, operations, properties and financial and other condition of Borrower and its Subsidiaries with officers and employees of such parties, and with their independent certified public accountants. Lender will be allowed to conduct, from time to time at Borrower's expense (and no less frequently than on an annual basis), financial and operational audits at Borrower's office during normal business hours, including Lender's annual audit of Borrower's operations and the Collateral and shall pay the reasonable fees (not to exceed, however, $250.00 annually so long as no Event of Default has occurred) and costs associated with such audits.

          (d)  Insurance. Maintain or cause to be maintained with financially
               ---------
sound and reputable insurers, insurance with respect to its properties and business, and the properties and business of its Subsidiaries, against loss or damage of the kinds customarily insured against by reputable companies in the same or similar businesses, such insurance to be of such types and in such amounts (with such deductible amounts) as is customary for such companies under similar circumstances, including errors and omissions coverage and fidelity coverage in form and substance acceptable under, Agency guidelines, and furnish Lender on request copies of all policies (each of which shall be Issued by a company reasonably acceptable Lender and contain a provision for thirty (30) days prior written notice to Lender, at Lender's address set forth herein, of any cancellation, non-renewal or modification thereof) and full information as to all such insurance. Borrower shall at all times maintain a fidelity bond covering all employees who handle money or documents to an amount and issued by a company reasonably acceptable to Lender, naming Lender as a "loss payee" and protecting Lender against loss due to double pledging or other fraud involving the Collateral.

          (e)  Payment of Taxes and Claims, Etc. Pay, and cause each of its
               ---------------------------------
Subsidiaries to pay, (i) all taxes, assessments and governmental charges imposed upon it or upon its property, and (ii) all genuine claims (including claims for labor, materials, supplies or services) that might, if unpaid, become a Lien upon its property, unless, in each case, the validity or amount thereof is being contested in good faith by appropriate proceedings and Borrower or such Subsidiary has maintained adequate reserves in accordance with GAAP with respect thereto or has posted a bond in respect thereof satisfactory to Lender.

          (f)  Accounts. Maintain all its loan disbursement accounts, master
               --------
concentration accounts and cash collateral accounts with Lender, which accounts shall be maintained in a manner acceptable to the Lender. Borrower further agrees that it shall at all times maintain in the Controlled Disbursement Account sufficient funds to pay the difference between (i) the amount of all drafts drawn thereon, including checks written to fund Mortgage Loans and (ii) the amount of the related Advances, if any, made by Lender, which Advances Borrower acknowledges that Lender is not obligated to make unless and until all conditions thereto as set forth in Article 3 of this Agreement have been satisfied by Borrower.

          (g)  Further Documents. Execute and deliver or to cause to be executed
               -----------------
and delivered to Lender from time to time such confirmatory or supplementary security agreements, financing statements, reaffirmations and consents and such other documents, instruments or agreements as Lender may reasonably request, that are in Lender's reasonable judgment necessary or desirable to obtain for Lender the benefit of the Loan Documents and the Collateral.

          (h)  Year 2000 Compliance. Shall have taken all reasonable measures to
               --------------------
meet all Y2K Plan milestones so that all hardware and software systems will be Year 2000

Compliant and Ready in accordance w uh such Y2K Plan on or before July 31, 1999, except where the failure to meet such milestones has not had, and will not have, a material adverse effect on the business, operations, assets or condition (financial or otherwise) of Borrower and, upon the request of Lender, promptly deliver to Lender a copy of its Y2K Plan and a copy of any third party assessment of such Y2K Plan (if available).

          (i)  Operational Procedures. Follow and abide by the operational
               ----------------------
procedures of the I tinder's Mortgage Warehouse Lending Division.

          (j)  Closing Agent Certification. Cause all collateral packages to be
               ---------------------------
sent by the closing agent directly to Lender, accompanied by Lender's completed attorney certification form.

          (k)  Collateral Reports. Cause each of Borrower's other existing
               ------------------
warehouse lender to provide collateral reports to Lender on a regular basis as requested and to compare such reports on an "as-needed" basis and, if required by Lender, to enter into an intercreditor agreement with Lender to such effect.

          (l)  Certificating Custodian. Provide Lender with at least sixty (60)
               -----------------------
days prior written notice of any proposed change to the Certificating Custodian, and in connection therewith, if Lender's consent to such change is given. Borrower shall make any reasonable revisions to its warehousing procedures that are necessary to satisfy Lenders operations policies in place at the time of such change, including, if required by Lender, a reduction or termination of Sublimit C and/or furnishing or causing to be furnished to Lender custodial and or intercreditor agreements, in form acceptable to Lender, from Borrower's proposed Certificating Custodian.

Section 6.2    Negative Covenants.
               ------------------

          Borrower hereby covenants and agrees that, as long as any Obligations remain unpaid or the Commitment hereunder is outstanding, Borrower shall not, directly or indirectly:

          (a)  Liens on Collateral. Create, incur, assume or suffer to exist, or
               -------------------
permit any subsidiary to create, incur, assume or suffer to exist, any Lien, other than Permitted Liens, upon the Collateral now owned or hereafter acquired, except as created by this Agreement.

          (b)  Warehouse Financing: Funded Liabilities. Create, incur, assume,
               ---------------------------------------
suffer to exist, or otherwise become or be liable in respect of, or permit any of its Subsidiaries to create, incur, assume, suffer to exist, or otherwise become liable in respect of, any other warehouse financing (either on a committed or uncommitted basis) in any amount or any other Funded Liabilities in excess of $500,000 without prior written notice to Lender, provided, as set forth in Section 6.1(k), Borrower shall cause each such other warehouse lender to provide collateral reports to Lender on a regular basis as requested and to compare such reports on an "as-needed" basis and, if required by Lender, to enter into an intercreditor agreement with Lender to such effect.

          (c)  Change of Business. Engage in any type of business that is
               ------------------
unrelated to the mortgage banking and lending business and the servicing of Mortgage Loans.

          (d)  Chance of Control. Suffer or permit any Change of Control without
               -----------------
first having given prior written notice to Lender.

          (e)  Transactions with Affiliates. Enter into, or permit any of its
               ----------------------------
Subsidiaries directly or indirectly to enter into, any material "inter-company" transaction (including the purchase, sale, lease or exchange of any property or the rendering of any service) with any Affiliate, or make (or receive) any borrowings or advances, other than in the ordinary course of business (i.e., for cash management purposes, rent expenses, etc.) to (or from) any Affiliate without prior written notice to Lender.

          (f)  Effectiveness of Investor Commitments. Amend, void, reduce,
               -------------------------------------
modify, violate, terminate or commit any act that would in anyway affect any Investor Commitment pledged to Lender as Collateral under Section 4.2, or impair coverage under such Investor Commitment.

          (g)  VA Guaranties and FHA Insurance. Commit any act that would
               -------------------------------
invalidate any VA guarantee or FHA insurance relating to any Mortgage Loan pledged to Lender as Collateral under Sections 4.1 and 4.2.

          (h)  ERISA. Take, or permit any of its Subsidiaries to take, any of
               -----
the following actions:

               (i) Terminate or withdraw from any Plan so as to result in any material liability, to the PBGC;

               (ii) Engage in or permit any Person to engage in any Prohibited Transaction involving any Plan that would subject Borrower or any of its Subsidiaries to any material tax, penalty or other liability;

               (iii) incur or suffer to exist any material Accumulated Funding Deficiency, whether or not waived, involving any Plan;

               (iv) Allow or suffer to exist any event or condition that presents a risk of incurring a material liability to the PBGC;

               (v) Amend any Plan so as to require the posting of security under section 401(a)(29) of the Code; or

               (vi) Fail to make payments required under section 412(m) of the Code and section 302(e) of ERISA that would subject Borrower or any of its Subsidiaries to any material tax, penalty or other liability.

          (i)  Transfer to Affiliates. Sell, assign or otherwise transfer any of
               ----------------------
its assets, or permit any of its Subsidiaries to sell, assign or otherwise transfer any of their respective assets, other than in the ordinary course of business and in amounts that are not material, to any Affiliate of Borrower without the prior written consent of Lender; provided, however, that nothing herein shall be deemed to prohibit the assignment or transfer of servicing functions to any Affiliate of the Borrower.

          (j)  Subsidiaries. Form or cause to be formed after the date hereof
               ------------
any Subsidiaries without the prior written consent of Lender, which consent shall not be unreasonably withheld.

          (k)  Margin Regulations. Use any or all of the proceeds of any Loan
               ------------------
(i) to purchase or carry Margin Stock or extend credit to others for the purpose of purchasing or carrying Margin Stock or (ii) in any manner that will violate or be inconsistent with the provisions of Regulation T, U or X of the Board.

          (l)  Change of Principal Place of Business and Chief Executive Office;
               -----------------------------------------------------------------
Location of Records. Change its principal place of business and chief executive
-------------------
office and the place where its records concerning the Collateral are kept as set forth on Exhibit I unless it has given Lender at least thirty (30) days' prior
         ---------
written notice thereof.

          (m)  Servicer. Borrower shall not change its loan servicer or sub-
               --------
servicer without giving prior written notice to Lender.

Section 6.3    Special Financial Covenants.
               ---------------------------

          Borrower hereby covenants and agrees that, as long as any Obligations remain unpaid or the Commitment hereunder is outstanding, the following special financial covenants shall be applicable to Borrower and tested monthly at the end of each calendar month as set forth below:

          (a)  Adjusted Tangible Net Worth. Borrower's Adjusted Tangible Net
               ---------------------------
Worth shall not be less than $5,000,000.00.

          (b)  Adjusted Leverage Ratio. Borrower's Adjusted Leverage Ratio shall
               -----------------------
not be greater than 15.0:1.0.

          (c)  Current Ratio. Borrower's Current Ratio shall not be less than
               -------------
1.0:1.0.

                         ARTICLE 7  EVENTS OF DEFAULT
                                    -----------------

Section 7.1    Events of Default.
               -----------------

          If one or more of the following events (each an "Event of Default") shall have occurred and be continuing:

          (a)  Payments. Borrower shall fail to pay when due (whether at
               --------
scheduled maturity, upon mandatory repayment or otherwise) the principal of the Note, or Borrower shall fail to pay within five (5) Banking Days after the due date thereof any interest on the Note or any other Obligation;

          (b)  Covenants Without Notice. Borrower shall fail to observe or
               ------------------------
perform (or as applicable, shall reuse the applicable Person to observe or perform) any covenant or agreement contained in Section 4.10, 6.1(b), 6.1(f), 6.2, or 6.3; provided that any violation of Section 6.2(a) that is attributable to the existence of an involuntary Lien on the Collateral shall not constitute an Event of Default until thirty (30) days after the imposition thereof if at all times during such thirty (30) day period (i) Borrower is making a diligent effort by appropriate means to remove such Lien and (ii) such Lien does not have a material adverse effect on Lender rights in respect of any of the Collateral.

          (c)  Covenants With Five Day Grace Period. Borrower shall fail to
               ------------------------------------
observe or perform (or, as applicable, shall cause the applicable Person to observe or perform) any covenant or agreement contained in Section 6.1(a), 6.1(c), 6.1(d), 6.1(e), 6.1(i), 6.1(j), or 6.1(k), and such failure shall remain unremedied for five (5) Banking Days after oral notice thereof to an Authorized Officer (which shall be confined in writing before the end of such five (5) Banking Day period):

          (d)  Covenants With Thirty Day Grace Period. Borrower shall fail to
               --------------------------------------
observe or perform any other covenant or agreement contained in this Agreement or in any other Loan Document which is not specifically referenced in Section
7.1 (a) or (b) above and, if capable of being remedied, such failure shall remain unremedied for thirty (30) days after the earlier of (i) Borrower's obtaining knowledge thereof or (ii) written notice thereof shall have been given to Borrower by Lender; provided that (x) if such failure is capable of being
                       --------
remedied but only in a period of more than thirty (30) days, then such failure shall not constitute an Event of Default until ninety (90) days after the earlier of the above dates if Borrower is making a diligent effort by appropriate means to observe or perform such covenant and (y) failure to observe or perform such covenant does not have a material adverse effect on the business, operations, property or financial condition of Borrower or on the ability of Borrower to pay and perform the Obligations;

          (e)  Representations. Any representation, warranty or statement made
               ---------------
or deemed to be made by Borrower or any of its officers under or in connection with any Loan Document shall have been inaccurate, incomplete or incorrect in any respect when made or deemed to be made;

          (f)  Non-Payment of Other Liabilities. Borrower shall fail to make any
               --------------------------------
payment of principal of or interest on any of its Liabilities (other than the Obligations) when due (whether at stated maturity, by acceleration, on demand or otherwise) after giving effect to any applicable grace period;

          (g)  Defaults Under Other Agreements. Borrower shall fail to observe
               -------------------------------
or perform any covenant or agreement contained in any agreement or instrument relating to any of its Liabilities (other than the Obligations) within any applicable grace period, or any other event shall occur if the effect of such failure or other event is to accelerate, or to permit the holder of such Liabilities or any other Person to accelerate, the maturity of such Liabilities; or any such Liabilities shall be required to be prepaid (other than by a regularly scheduled required prepayment) in whole or in part prior to their stated maturity.

          (h)  Bankruptcy. Borrower or Parent shall commence a voluntary case
               ----------
under Title 11 of the United States Code entitled "Bankruptcy" as now or hereafter in effect, or any successor thereto (the "Bankruptcy Code"), or any involuntary case is commenced against Borrower or Parent and the petition is not dismissed within sixty (60) days after commencement of the case, or a custodian (as defined in the Bankruptcy Code) is appointed for, or takes charge of, all or any substantial part of the property of Borrower or Parent; or Borrower or Parent commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law or there is commenced against Borrower or Parent or any such proceeding that remains undismissed for a period of sixty (60) days; or Borrower or Parent is adjudicated insolvent or bankrupt, or any order of relief or other order approving any such case or proceeding is entered; or Borrower or guarantor shall fail to pay, or shall state that it or he is unable to pay, or shall be unable to pay, its or his debts generally as they become due, or Borrower or Parent shall call a meeting of its or his creditors with a view to arranging a composition or adjustment of its or his debts, or Borrower or Parent shall by any act or failure to act indicate its or his consent to, approval of or acquiescence in any of the foregoing; or any corporate action is taken by Borrower for the purpose of effecting any of the foregoing:

          (i)  Money Judgment. One or more judgments or order for the payment of
               --------------
money shall be rendered against Borrower and such judgment or order shall continue unsatisfied (in the case of a money judgment) and to effect for a period of thirty (30) days during which execution shall not be effectively stayed or deferred (whether by action of a court, by agreement or otherwise);

          (j)  ERISA. (i) Any Reportable Event or a Prohibited Transaction shall
               -----
occur with respect to any Plan; (ii) a notice of intent to terminate a Plan under section 4041 of ERISA shall be filed; (iii) a notice shall be received by the plan administrator of a Plan that the PBGC has instituted proceedings to terminate a Plan or appoint a trustee to administer a Plan; (iv) any other event or condition shall exist that might, in the opinion of Lender, constitute grounds under section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan; (v) Borrower or any ERISA Affiliate shall withdraw from a Multiemployer Plan under circumstances that Lender determine could have a material adverse effect on the financial condition of Borrower; and in case of the occurrence of any event or condition described in clauses (i) through (v) above, such event or condition together with all other such events or conditions, if any, could subject Borrower to any tax, penalty or other liabilities in the aggregate material in relation to the business, operations, property or financial or other condition of Borrower; or

          (k)  Dissolution. Borrower shall commence dissolution proceedings; or
               -----------

          (l)  Change of Control. Any Change of Control shall occur without
               -----------------
Borrower having first given prior written notice to Lender; or

          (m)  Adverse Changes. Any change in the financial condition of
               ---------------
Borrower of any of its Subsidiaries shall occur which is in a Material Amount;
or

          (n)  Parent. Parent shall terminate or rescind or attempt to terminate
               ------
or rescind its Comfort Letter;

          (o)  Failure to Pass Audit. Lender, in good faith, shall be
               ---------------------
dissatisfied with the results of any operational or financial audit undertaken by it pursuant to Section 4.7(d) hereof;

          (p)  Insecurity. Lender, in the exercise of good faith, shall deem
               ----------
itself to be insecure with respect to Borrower's ability to repay the Obligations as and when due or to comply with and perform any of the covenants, agreements, or obligations of Borrower hereunder; or

          (q)  Security Interests. Lender shall cease for any reason (other than
               ------------------
pursuant to the terms of this Agreement) to have valid, perfected and first priority security interests in the Collateral, or any Person shall take any action to discontinue or to assert the invalidity or unenforceability of such security interests; or

          (r)  Default Under Other Loan Documents. Any default or event of
               ----------------------------------
default shall occur under any of the other Loan Documents;

Section 7.2    Remedies.
               --------

          Upon the occurrence of any Event of Default which remains uncured after any applicable grace or curative period provided herein. Lender may take any or all of the following actions: (A) declare the Commitment terminated by written notice to Borrower, whereupon the Commitment shall terminate immediately; (B) declare the principal of and any accrued interest on the Line of Credit, and all other Obligations, to be, whereupon the same shall become, forthwith due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by Borrower; provided that, if an
                                                         --------
Event of Default specified in Section 7.1(h) or 7.1(l) shall occur, the Commitment shall terminate and all Obligations shall become immediately due and payable automatically without the giving of any such notice and without presentment, demand, protest or other notice of any kind, all of which are hereby waived by Borrower and, upon any such acceleration, the unpaid principal of and any accrued interest on the Line of Credit, and all other Obligations, shall from and after the date of occurrence of such Event of Default bear interest at the Default Rate; (C) foreclose or otherwise enforce Lender's security interest in the Collateral in any manner permitted by law or provided for hereunder; (D) sell or otherwise dispose of the Collateral or any part thereof upon five (5) days' advance notice at one or more public or private sales, conducted by any officer or agent of or auctioneer or attorney for Lender, as designated by Lender, at any of Lender's places of business or elsewhere, as designated by Lender, for cash or credit or for future delivery (without the assumption of any credit risk), whether or not such Collateral is present at the place of sale, and at such price or prices and on such other terms and in such manner as Lender may determine (taking into account the circumstances under which the Collateral is being sold), and Lender may be the purchaser of any or all of the Collateral so sold; (E) require Borrower to assemble the Collateral and/or books and records relating thereto and make such available to Lender at a place to be designated by Lender; (F) enter onto property where any Collateral or books and records relating thereto are located and take possession thereof with or without judicial process; (G) prior to the disposition of the Collateral, prepare it for disposition in any manner and to the extent Lender deems appropriate; and (H) exercise from time to time any and all other remedies available under applicable law including, but not limited to, those of a secured party under the Florida Uniform Commercial Code.

          Upon any sale or other disposition pursuant to this Agreement, Lender shall have the right to deliver, assign and transfer to the purchaser thereof the Collateral or portion thereof so sold or disposed of and all proceeds thereof shall be promptly transmitted to Lender. Each purchaser at any such sale or other disposition shall hold the Collateral free from any claim or right of whatever kind, including any equity or right of redemption of Borrower, and Borrower specifically waives (to the extent permitted by law) all rights of redemption, stay or appraisal that it has or may have under any rule of law or statute now existing or hereafter adopted. Nothing herein contained shall be construed as an assumption by Lender or its appointee of any liability of Borrower with respect to any of the Collateral, and Borrower shall be and remain responsible for all such liabilities. Any notice pursuant to any Requirement, of Law of any sale, public or private, of all or any part of the Collateral shall be deemed in all circumstances to have been given in a commercially reasonable manner if sent at least five (5) days prior to such sale by mail to Borrower at its address last known to Lender. Lender shall not be obligated to make any sale pursuant to any such notice. If permissible under the Florida Uniform Commercial Code or other applicable law, Lender will endeavor to sell any Collateral which is subject to a current Investor Commitment to the investor which issued such Investor Commitment prior to offering the Collateral for sale (either public or private) to another purchaser. At any such sale the Collateral may be sold in one lot as an entirety or in separate lots or parcels. In the case of any sale of all or any part of the Collateral for credit or for future delivery, the Collateral so sold may be retained by Lender until the selling price is paid by the purchaser thereof, but Lender shall not incur any liability in case of the failure of such purchaser to take up and pay for the Collateral so sold, and in case of any such failure, such Collateral may again be sold under and pursuant to the provision, thereof Borrower hereby appoints Lender or the Lender's agent or designee as Borrower's attorney-in-fact with power to execute all conveyances, assignments and transfers of the Collateral sold pursuant hereto in the name and stead of Borrower. Borrower shall, if so requested by Lender, ratify and confirm any sale or sales by executing and delivering to Lender, or to such purchaser or purchasers, all such documents as may, in the judgment of Lender, be advisable for such purpose. All acts of such attorney or designee are hereby ratified and approved by Borrower, and such attorney or designee shall not be liable for any acts of omission or commission, nor for any error of judgment or mistake of fact or law in accordance with this agreement. The power of attorney hereby granted is irrevocable and coupled with an interest while any of the Obligations remain unsatisfied.

Section 7.3    Setoff.
               ------

          Lender may setoff against the unpaid balance of the Obligations any funds or debts owing to Borrower by Lender including, but not limited to, any funds in any deposit account, savings certificate or other instrument now or hereafter maintained by Borrower with Lender or any of its Affiliates. Borrower hereby confirms Lender's right of lien and setoff and nothing in this Agreement shall be deemed to constitute any waiver or prohibition thereof.

Section 7.4    Cumulative Rights.
               -----------------

          The rights, powers and remedies of Lender under this Agreement shall be in addition to all rights, powers and remedies given to Lender by virtue of any statute or rule of law, all of which rights, powers and remedies shall be cumulative and may be exercised successively or concurrently without impairing Lender's security interest in the Collateral.

Section 7.5    Waiver.
               ------

          Any waiver, forbearance, failure or delay by Lender in exercising, or the exercise or beginning of exercise by Lender of, any right, power or remedy, simultaneous or later, shall not preclude the further, simultaneous or later exercise thereof, and every right, power or remedy of Lender shall continue in full force and effect.

Section 7.6    Collections and Costs.
               ---------------------

          Borrower agrees to pay and be liable for any and all necessary expenses, including reasonable attorneys' fees and paralegals fees and court costs, incurred by Lender in collecting or enforcing its rights in the Collateral, together with interest thereon at the Default Rate, whether or not suit is brought and whether incurred with trial, rehearing, retrial, appeal or bankruptcy.

Section 7.7    Limitation on Liability of Lender.
               ---------------------------------

          It is expressly agreed by Borrower that, anything herein to the contrary notwithstanding, Borrower shall remain liable to observe and perform all the conditions, duties and obligations to be observed and performed by it relating to the Collateral, and Borrower shall perform all of its duties and obligations thereunder, all in accordance with and pursuant to the terms and provisions relating thereto. Lender shall not have any obligation or liability under any instrument, agreement, contract or other document by reason of or arising out of this Agreement or the granting of a security interest in any instrument, agreement, contract or other document to Lender or the receipt by Lender of any payment relating to any of the foregoing pursuant hereto, nor shall Lender be required or obligated in any manner to perform or fulfill any of the obligations of Borrower thereunder, or to make any payment, or to make any inquiry as to the nature of the sufficiency of any payment received by it or the sufficiency or any performance by am party thereunder, or to present or file any claim, or to take any action to collect or enforce any performance or the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

Section 7.8    Right to Adjust Interest.
               ------------------------

          Notwithstanding any other provision of this Agreement, Lender reserves the right upon the occurrence of an Event of Default under the Line of Credit, at its election, without declaring the Line of Credit in default and accelerating the unpaid principal balance thereof, to increase the interest rate applicable to all outstanding and future advances up to the Interim Default Rate. Said election shall not, however, preclude Lender from thereafter declaring the Line of Credit to further default and accelerating the unpaid principal balance thereof if said default continues and or charging interest on the accelerated balance at the Default Rate from the date of the Event of Default.

                     ARTICLE 8    MISCELLANEOUS PROVISIONS
                                  ------------------------

Section 8.1    Notices.
               -------

          Except as otherwise expressly set forth herein, all notices, requests and other communications to any parry hereunder shall be in writing (including facsimile or similar teletransmission or writing) and shall be given to such party at its address or facsimile number set forth on Schedule 4 hereto or such
                                                      ----------
other address or facsimile number as such party may hereafter specify by notice to the other party. Each such notice, request or other communication shall be effective (a) if given by facsimile, when such facsimile is transmitted to the facsimile number specified herein and the receipt thereof is confirmed by the recipient, (b) if given by mail, seventy-two (72) hours after such communication is deposited in the U.S. mails with first class postage prepaid, addressed as aforesaid or (c) if given by any other means (including by air courier), when delivered at the address specified pursuant to this Section.

Section 8.2    Amendments, Etc.
               ----------------

          No amendment or waiver of any provision of any Loan Document, nor consent to any departure by Borrower therefrom, shall in any event be effective unless the same shall be in writing and signed by Borrower and Lender, and then such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

Section 8.3  No Waiver; Remedies Cumulative.
             ------------------------------

          No failure or delay on the part of Lender in exercising any right or remedy hereunder or under another Loan Document and no course of dealing with Borrower, on the one hand, and Lender, on the other hand, shall operate as a waiver thereof, nor shall any single or partial exercise of any right or remedy hereunder or under any other Loan Document preclude any other or further exercise thereof or the exercise of any other right or remedy hereunder or thereunder. The rights and remedies expressly provided herein and in the other Loan Documents are cumulative and not exclusive of any rights or remedies that Lender would otherwise have. No notice to or demand on Borrower not required hereunder or under the other Loan Documents in any case shall entitle Borrower to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of Lender to any other or further action in any circumstances without notice or demand.

          Section 8.4    Payment of Expenses, Etc.
                         -------------------------

          Borrower shall:

          (a) (i) pay all reasonable out-of-pocket costs and expenses of Lender in the administration (both before and after the execution hereof and including advice of counsel as to the rights and duties of Lender with respect thereto) of, and in connection with the preparation, execution and delivery of, this Agreement and the other Loan Documents; provided that Borrower's obligation to pay Lender's attorney's fees in connection with the initial closing shall be limited to $5,000.00, and (ii) pay all reasonable out-of-pocket costs and expenses of Lender in the preservation of rights under, enforcement of, and, after the occurrence of a Potential Default or an Event of Default, the refinancing, the renegotiating or the restructuring of, this Agreement and the other Loan Documents and the documents and instruments referred to herein and therein including in connection with any bankruptcy, insolvency, liquidation, reorganization or similar proceeding and any amendment, waiver or consent relating hereto and thereto (including the reasonable fees and disbursements of counsel (including allocated costs of internal counsel) for Lender):

          (b) pay and hold Lender harmless from and against any and all present and future documentary stamp taxes, intangible taxes and other similar tares with respect to the Note or any of the other Loan Document, including, any applicable interest and delinquency penalties resulting from the failure or omission to pay any such taxes, and save Lender harmless from and against any and all liabilities with respect to or resulting from any delay or omission to pay such taxes (in this regard, Borrower acknowledges that Lender, at Borrower's request, has agreed to close the Line of Credit outside of the State of Florida and to accept delivery of the Note outside of the State of Florida and agrees that if any of the foregoing taxes are at time due and payable with respect to the Note or any of the Loan Documents, even as a result of any action or omission by Lender. Borrower will promptly pay same, including any applicable interest and delinquency penalties thereon as aforesaid).

          (c) indemnify Lender, and its officers, directors, employees, representatives and agents from, and hold each of them harmless against, any and all out-of-pocket costs, losses, liabilities, claims, damages or expenses actually incurred by any of them (whether or not any of them is designated a party thereto) arising out of or by reason of any investigation, litigation or other proceeding related to any actual or proposed use by Borrower of the proceeds or any of the Advances or Borrower's entering into and performing of the Loan Documents, including the reasonable fees and disbursements of counsel (including allocated costs of internal counsel) incurred in connection with any such investigation, litigation or other proceeding; provided that Lender shall not have the right to be indemnified hereunder for its own gross negligence or willful misconduct.

          If and to the extent that the obligations of Borrower under this
Section 8.4 are unenforceable for any reason, Borrower hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations that is permissible under applicable law.

Section 8.5    Right Of Setoff.
               ---------------

          In addition to and not in limitation of all rights of offset that Lender may have under applicable law, for so long as any Event of Default has occurred and is continuing and whether or not Lender has made any demand or the Obligations have matured, Lender shall have the right to appropriate and apply to the payment of the Obligations all deposits (general or special, time or demand, provisional or final) then or thereafter held by, and other indebtedness or property then or thereafter owing to Borrower by, Lender, whether or not related to any Loan Document or any transaction hereunder.

Section 8.6    Benefit of Agreement.
               --------------------

          (a) This Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto; provided that Borrower may not assign or transfer any of its interest or delegate any of its obligations under the Loan Documents without the prior written consent of Lender and any such assignment or transfer without the prior written consent of Lender shall be null and void.

          (b) Lender may assign its rights and delegate its obligations under this Agreement and the other Loan Documents to any other financial institution (other than any Affiliate of Lender) approved in writing by Borrower (such consent not to be unreasonably withheld). Notwithstanding the foregoing, Lender may assign its rights and delegate its obligations under this Agreement and the other Loan Documents to any Affiliate of Lender without notice to or consent by Borrower or any other Person. In the case of an assignment by Lender, upon notice thereof by Lender to Borrower, the assignee shall have, to the extent of such assignment (unless otherwise provided thereby), the same rights and benefits as it would have if it were the Lender under the Loan Documents and the holder of the Note.

          (c) Lender may, without notice to or consent by Borrower or any other Person, sell participations to all or any pan of the Commitment or any other interest in the Loan Documents to another financial institution, in which event the participant shall not have any direct rights against Borrower or the Collateral under the Loan Documents or any other document delivered in connection herewith (the participant's rights against Lender in respect of such participation to be those set forth in the agreement executed by Lender in favor of the participant relating thereto.

          (d) Lender may at anytime pledge all or any portion of its rights under the Loan Documents to a Federal Reserve Bank. No such pledge shall release the transferor Lender from its obligations hereunder.

Section 8.7    Governing Law; Submission to Jurisdiction.
               -----------------------------------------

          (a) THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND UNDER THE NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF FLORIDA.

          (b) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS TO WHICH BORROWER IS A PARTY MAY BE BROUGHT IN THE COURTS OF THE STATE OF FLORIDA LOCATED IN ORANGE COUNTY OR OF THE UNITED STATES OF AMERICA FOR THE MIDDLE DISTRICT OF FLORIDA, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, BORROWER HEREBY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS, TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, BORROWER HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OR MAINTAINING OF ANY SUCH ACTION OR PROCEEDING IN SUCH RESPECTIVE JURISDICTIONS.

          (c) BORROWER IRREVOCABLY AND UNCONDITIONALLY CONSENTS TO THE SERVICE OF PROCESS OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO BORROWER AT ITS SAID ADDRESS, SUCH SERVICE TO BECOME EFFECTIVE THIRTY (30) DAYS AFTER SUCH MAILING.

          (d) NOTHING HEREIN SHALL AFFECT THE RIGHT OF LENDER TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST BORROWER IN ANY OTHER JURISDICTION.

Section 8.8    Arbitration.
               -----------

          IN THE EVENT ANY DISPUTE SHOULD ARISE UNDER THIS AGREEMENT, THE LINE OF CREDIT, ANY OF THE LOAN DOCUMENTS, OR ANY OTHER ASPECT OF ANY TRANSACTION BETWEEN LENDER AND BORROWER, WHETHER OR NOT SPECIFICALLY RELATING TO ANY OF THE LOAN DOCUMENTS, SAID DISPUTE WILL, AT LENDER'S SOLE ELECTION, AS APPLICABLE, BE RESOLVED THROUGH BINDING ARBITRATION IN THE COUNTY WHERE THE OFFICES OF LENDER ARE LOCATED, AND IN ACCORDANCE WITH THE RULES OF THE AMERICAN ARBITRATION ASSOCIATION. LENDER MAY ELECT TO PROCEED AGAINST ANY COLLATERAL FOR THE LINE OF CREDIT IN A JUDICIAL PROCEEDING AND ELECT TO HAVE ANY OTHER DISPUTES BETWEEN THE PARTIES RESOLVED BY BINDING ARBITRATION, INCLUDING ANY COUNTERCLAIM WHICH MAY BE ASSERTED BY BORROWER. IN ANY EVENT, IN ANY LAWSUIT INVOLVING THIS AGREEMENT, THE LINE OF CREDIT, ANY OF THE LOAN DOCUMENTS, OR ANY OTHER ASPECT OF ANY TRANSACTION BETWEEN LENDER AND BORROWER, THE EXCLUSIVE VENUE FOR ANY ACTION SHALL BE IN THE COUNTY WHERE LENDER IS LOCATED.

Section 8.9    Counterparts.
               ------------

          This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

Section 8.10   Effectiveness.
               -------------

          This Agreement shall become effective as of the date of execution hereof by Borrower and Lender (the "Effective Date") provided that each of the
                                    --------------
following conditions has been satisfied:

          (a) Borrower shall have delivered or shall have had delivered to Lender, in form and substance and to quantities reasonably satisfactory to Lender and its counsel, each of the following:

               (i)  this Agreement, duly executed by the parties hereto;

               (ii)    the duly executed Note;

               (iii) duly executed UCC financing statements and other documents, instruments and agreements, properly executed, deemed necessary or appropriate by Lender, in its reasonable discretion, to create in favor of Lender a valid and perfected, first priority security interest in and lien upon the Collateral;

               (iv)    the duly executed Comfort Letter;

               (v) if required by Lender, each duly executed Intercreditor Agreement;

               (vi) a certified copy of resolutions of the Board of Directors, and if necessary, shareholders (or if Borrower is not a corporation, its governing body) of Borrower approving the execution, delivery and performance of all Loan Documents required to be delivered by such party hereunder and the transactions contemplated therein;

               (vii) a certificate of the Secretary or an Assistant Secretary of Borrower (or if Borrower is not a corporation, another appropriate Person) certifying the names and true signatures of the officers (or other authorized representatives) of such party authorized to sign the Loan Documents required to be executed and delivered by such party hereunder, dated the Effective Date;

               (viii) a copy of the Articles or Certificate of Incorporation (or if Borrower is not a corporation, the equivalent) of Borrower, certified by the Secretary of State or other appropriate official of the jurisdiction of Borrower's incorporation or formation as of a recent date;

               (ix) a copy of the Bylaws (or if Borrower is not a corporation, the equivalent) of Borrower, certified by the Secretary or an Assistant Secretary (or if Borrower is not a corporation, another appropriate Person) of Borrower on the Effective Date as being accurate and complete;

               (x) a certificate of the Secretary of State or other appropriate official of the jurisdiction of incorporation or formation of Borrower certifying Borrower in good standing as of a recent date and a good standing certificate from each jurisdiction in which Borrower is qualified to conduct business;

               (xi) a certificate of an executive officer (or if Borrower is not a corporation, another authorized representative) of Borrower to form acceptable to Lender dated the Effective Date;

               (xii) evidence satisfactory to Lender that the Master Advance Account, the Controlled Disbursement Account and the Investor Funding Account are open;

               (xiii) evidence satisfactory to Lender that all reasonable fees, costs and expenses of its counsel relating to the preparation, negotiation and closing of the transaction contemplated hereby through the Effective Date will be paid in full on such date; and

               (xiv) an Advance Request for any Advance to be made or to remain outstanding on the Effective Date.

          (b) All acts and conditions (including the obtaining of any necessary regulatory approvals and the making of any required filings, recordings or registrations) required to be done and performed and to have happened prior to the execution, delivery and performance of the Loan Documents and to constitute the same legal, valid and binding obligations, enforceable in accordance with their respective terms, shall have been done and performed and shall have happened in due and strict compliance with all applicable laws or if any of such have not been done, performed or happened, such has been expressly disclosed to Lender and waived by Lender in writing.

          (e) All documentation, including documentation for corporate and legal proceedings to connection with the transactions contemplated by the Loan Documents, shall be reasonably satisfactory in form and substance to Lender and its counsel.

          (d) Borrower shall have paid all Fees required to have been paid on or prior to the Effective Date under this Agreement and the other Loan Documents.

          (e) The following statements shall be true and correct on the Effective Date:

               (i) the representations and warranties of Borrower in each Loan Document (after giving effect to this Agreement) are correct and accurate on and as of the Effective Date, as though made on and as of the Effective Date; and

               (ii) after giving effect to this Agreement, no Event of Default or Potential Default shall have occurred and be continuing.

Section 8.11   Headings Descriptive.
               --------------------

          The headings of the several sections and subsections of this Agreement, and the Table of Contents, are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

Section 8.12   Survival of Representations and Indemnities.
               -------------------------------------------

          All covenants, agreements, representations and warranties made herein and in any certificate delivered pursuant hereto shall survive the making by Lender of the Advances and the execution and delivery of the Note regardless of any investigation made by Lender and of Lender's access to any information and shall continue in full force and effect so long as any obligation is outstanding and unpaid. Borrower's obligations under Section 8.4 (and any other indemnification obligations of Borrower or other obligations that so provide) shall survive the termination of this Agreement for any reason whatsoever and payment of the Note.

Section 8.13.  Severability.
               ------------

          In case any one or more of the provisions contained in this Agreement or the Note should be invalid, illegal or unenforceable in any respect to any jurisdiction, the validity, legality and enforceability. Of such provisions shall not be affected or impaired in any other jurisdiction, nor shall the remaining provisions contained herein and therein in any way be affected or impaired thereby.

Section 8.14   JOINT AND SEVERAL LIABILITY.
               ---------------------------

          IF MORE THAN ONE PERSON SHALL EXECUTE THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS AS "BORROWER", THE LIABILITY OF EACH SUCH BORROWER FOR THE PAYMENT AND PERFORMANCE OF ALL DUTIES AND OBLIGATIONS HEREUNDER AND THEREUNDER SHALL BE JOINT AND SEVERAL.

Section 8.15   WAIVER OF TRIAL BY JURY.
               -----------------------

          TO THE FULLEST EXTENT PERMITTED BY LAW, EACH OF THE PARTIES HERETO HEREBY EXPRESSLY WAIVES ALL RIGHTS TO A TRIAL BY JURY IN ANY ACTION, COUNTERCLAIM OR PROCEEDING BASED UPON, OR RELATED TO, THE SUBJECT MATTER OF THIS AGREEMENT AND THE LOAN DOCUMENTS. THIS WAIVER APPLIES TO ALL CLAIMS AGAINST ALL PARTIES TO SUCH ACTIONS AND PROCEEDINGS, INCLUDING PERSONS WHO ARE NOT PARTIES TO THIS AGREEMENT. THIS WAIVER IS KNOWINGLY, INTENTIONALLY, AND VOLUNTARILY MADE BY THE PARTIES HERETO AND EACH PARTY FURTHER ACKNOWLEDGES THAT IT HAS BEEN REPRESENTED (OR HAS HAD THE OPPORTUNITY TO BE REPRESENTED) IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL, SELECTED OF ITS OWN FREE WILL, AND THAT IT HAS HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL. EACH PARTY FURTHER ACKNOWLEDGES THAT IT HAS READ AND UNDERSTANDS THE MEANING AND RAMIFICATIONS OF THIS SECTION.

           [The remainder of this page is intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.

                              BORROWER:

                              CRESCENT MORTGAGE SERVICES.  INC.


                              By:    /s/
                                    _____________________________

                              Name: ___________________________

                              Title: __________________________




STATE OF GEORGIA
COUNTY OF _______________

     On this 20th day of December, 1999, personally appeared Robert C. KenKnight as President of Crescent Mortgage Services, Inc., a Georgia corporation (the "Borrower"), and before me executed the attached Mortgage Warehouse Loan and Security Agreement, dated as of December, 1999, by and between COLONIAL BANK, as lender, and Borrower, as borrower, on behalf of the Borrower.

     IN WITNESS WHEREOF, I have hereunto set my hand and official seal in the County and State last aforesaid.


                  /s/
               _________________________________________________
               Signature of Notary Public-State of Georgia


               _________________________________________________
               Print Name: Notary Public, State of Georgia
               Personally Known _______ or Produced Identification ________ Type of Identification:__________________________________

                                (NOTARIAL SEAL)

                                   LENDER:

                                   COLONIAL BANK


                                   By:    /s/
                                         ___________________________

                                   Name: _________________________

                                   Title: ________________________



STATE OF GEORGIA
COUNTY OF _______________


     On this 20th day of December, 1999, personally appeared ________________, as ____________________ of COLONIAL BANK, an Alabama banking corporation (the "Lender"), and before me executed the attached Mortgage Warehouse Loan and Security Agreement, dated as of December 20, 1999, by and between Lender, as lender, and Crescent Mortgage Services, Inc., as borrower, on behalf of the Lender.

     IN WITNESS WHEREOF, I have hereunto set my hand and official seal in the County and State last aforesaid.


                  /s/
               ___________________________________________________
               Signature of Notary Public-State of Georgia


               ___________________________________________________
               Print Name: Notary Public, State of Georgia
               Personally Known _______ or Produced Identification ________ Type of Identification:__________________________________

                                (NOTARIAL SEAL)

                                  SCHEDULE 1
                     List of "Primary" Approved Investors
                     ------------------------------------


Freddie Mac
2300 Windy Bride Parkway
North Tower, Suite 2000
Atlanta, Georgia 30339
Attn: John Dupree
Telephone: 803-699-6543

Home Federal Savings Bank
101 North Broadway
Spring Valley, Minnesota 55975
Attn: Jim Gardner
Telephone: 507-346-1100

Residential Funding Corporation
1 Meridian Crossing, Suite 100
Minneapolis, Minnesota 55423
Attn: Fred Cox
Telephone: 850-267-4926

Homeside Lending, Inc.
1757 Bayberry Road, 2nd Floor
Jacksonville, Florida 32256
Attn: Michelle Wittmann
Telephone: 904-281-3002

First Capital Bank
3320 Holcomb Bridge Road, NW, Suite A
Norcross, Virginia 30092
Attn: Ross Verbragge
Telephone: 770-381-9996

Ginnie Mae (HUD)
U.S. Department of Housing and Urban Development
Washington, D.C. 20410
Attn: Richard Washington
Telephone: 202-708-1535 x 4928

                                  SCHEDULE 2

                          List of Authorized Officers
                          ---------------------------

Name                                   Signature
----                                   ---------

Robert KenKnight                /s/
                               ______________________
Michael Leddy                   /s/
                               ______________________
Pat Anthony                     /s/
                               ______________________

                                  SCHEDULE 3

                 List of Shareholders and Ownership Interests
                 --------------------------------------------

Name                                   Percentage Ownership
----                                   --------------------


Crescent Banking Company               100%

                                  SCHEDULE 4

                               Notice Addresses
                               ----------------

Lender:

Colonial Bank
Mortgage Warehouse Lending Division
201 East Pine Street
Suite 730
Orlando, Florida 32801
Attn.:  Amy J. Nunneley
     Senior Vice President
Facsimile No.: (407) 245-7974


Borrower:

Crescent Mortgage Services, Inc.
115 Perimeter Center Place, Suite 285
Atlanta, Georgia 30346
Attn:  Mr. Michael Leddy
Facsimile No.: 770-677-7992

                                   EXHIBIT A

                                 Form of Note
                                 ------------

                                 See Attached.

                                  EXHIBIT B-1

                            Form of Advance Request
                            -----------------------

             See Procedural Manual Provided to Borrower by Lender.

                                  EXHIBIT B-2

              Form of Confirmation of Electronic Advance Request
              --------------------------------------------------

             See Procedural Manual Provided to Borrower by Lender.

                                   EXHIBIT C

                     Required Documents for Mortgage Loans
                     -------------------------------------

             See Procedures Manual Provided to Borrower by Lender.

                                   EXHIBIT D

                         Additional Required Documents
                         -----------------------------

             See Procedures Manual Provided to Borrower by Lender.

                                   EXHIBIT E

                           Credit Quality Guidelines
                           -------------------------

             See Procedures Manual Provided to Borrower by Lender.

                                   EXHIBIT F

                      Lender's Wire Transfer Instructions
                      -----------------------------------

Colonial BHAM
201 East Pine Street
Orlando, FL 32301
ABA =0620-0131-9
for credit to the Investor Funding Account of Crescent Mortgage Services, Inc.
Account No. ____________

                                   EXHIBIT G

                             Form of Trust Receipt
                             ---------------------

             See Procedural Manual Provided to Borrower by Lender.

                                   EXHIBIT H

                            Form of Bailment Letter
                            -----------------------

             See Procedural Manual Provided to Borrower by Lender.

                                   EXHIBIT I

              Principal Place of Business; Chief Executive Office
              ---------------------------------------------------

                                   EXHIBIT J

                 Form of Change of Authorized Representative(s)
                 ----------------------------------------------

                                     [Date]

                          [On Letterhead of Borrower]

COLONIAL BANK
Mortgage Warehouse Lending Division
201 East Pine Street
Suite 70
Orlando, Florida 32801

Gentlemen:

     Pursuant to that certain Mortgage Warehouse Loan and Security Agreement, dated as of December _____, 1999 (the "Loan Agreement," the capitalized terms used herein and not otherwise defined having the meanings given to such terms in said Loan Agreement), by and between Crescent Mortgage Services, Inc. (the "Borrower") and Colonial Bank (the "Lender"), we hereby amend Schedule 2 of the Loan Agreement and advise you that, effective as of the date hereof, each of the following additional persons are also hereby each designated as an "Authorized Representative" for purposes of the Loan Agreement and, as such, are hereby each and all authorized and empowered in the name of and on behalf of Borrower, inter
                                                                           -----
alia, to request advances under the Line of Credit and, in connection therewith,
----
to execute and deliver to Lender Advance Requests or other required loan request documents substantially in the forms attached to or otherwise permitted in the Loan Agreement, and Lender shall be fully entitled to rely upon the foregoing authorization in so doing:


Name                Title/Position           Signature
----                --------------           ---------

___________         _________________        ________________

___________         _________________        ________________

___________         _________________        ________________

___________         _________________        ________________


     This notice supplements Schedule 2 to the Loan Agreement and/or each prior
                             ----------
Notice of Change of Authorized Representative(s) delivered by Borrower to Lender unless otherwise indicated herein.

     DATED this ________ day of ________________, __________________


                              CRESCENT MORTGAGE SERVICES, INC.


                              By: __________________________________

                              Name:__________________________________

                              Title:_________________________________

                              FIRST AMENDMENT TO
                MORTGAGE WAREHOUSE LOAN AND SECURITY AGREEMENT

          This First Amendment to Mortgage Warehouse Loan and Security Agreement (this "Amendment"), made by and between CRESCENT MORTGAGE SERVICES, INC., a Georgia corporation, as borrower ("Borrower"), and COLONIAL BANK, an Alabama banking corporation, as lender ("Lender"), is dated as of the 31 L day of July, 2000.

                                   RECITALS:
                                   ---------

          Pursuant to that certain Mortgage Warehouse Loan and Security Agreement dated as of December 20, 1999 (the "Agreement"), Lender made available to Borrower, subject to the terms and conditions thereof, a revolving line of credit loan in the maximum aggregate principal amount not to exceed $35,000,000,00 (the "Line of Credit"), secured by Borrower's assignment and pledge to Lender of certain mortgage loans and related collateral, for the purpose of assisting Borrower in its business of originating and making such loans.

          Pursuant to the provisions of the Agreement, the Line of Credit matured on June 30, 2000 (as extended by letter agreement between Borrower and Lender to July 31, 2000). Borrower has requested that Lender agree to extend the scheduled maturity date of the Line of Credit to June 30, 2001 and to make certain modifications to the Agreement, and Lender is willing to do so, but only on the express condition, among others, that Borrower enter into this Amendment, pursuant to which the Agreement shall be amended and modified.

          NOW, THEREFORE, in consideration of the premises and agreements contained herein, and for good and valuable consideration, the receipt and sufficiency of which are acknowledged by the parties hereto, the parties hereto do hereby agree, each with the other, as follows:

          1. If not otherwise defined herein or the context shall not expressly indicate otherwise, all capitalized terms which are used herein shall have their respective meanings given to them in the Agreement.

          2. Section 1.1 (Defined Terms) of the Agreement is hereby amended as follows:

          (A) By amending the definition of "Adjusted Leverage Ratio" to delete the term "Tangible Net Worth" from clause (y) thereof and to substitute the term "Adjusted Tangible Net Worth" in lieu thereof.

          (B) By adding a definition of "Book Net Worth" thereto to read in its entirety as follows:

          "Book Net Worth" shall mean the excess of total assets of Borrower
           --------------
over Total Liabilities of Borrower determined in accordance with GAAP.

          (C) By amending and restating the definition of "Maturity Date" to read in its entirety as follows:

          "Maturity Date" shall mean June 30; 2001; provided, that upon the
           -------------                            --------
written request of Borrower to Lender, Lender may elect to extend the Maturity Date on such terms and conditions as it deems appropriate in its sole discretion.

          3. Section 2.7(f) of the Agreement is hereby amended to delete the phrase "ninety-eight and one-half percent (98.5%)" therefrom and to substitute the phrase "ninety-nine and one-half percent (99.5%)" in lieu thereof.

          Section 6.3 (Special Financial Covenants) of the Agreement is hereby amended as follows:

          (A) By amending and restating subparagraph (a) thereof to read in its entirety as follows:

               (a)  Adjusted Tangible Net Worth. Borrower's Adjusted Tangible
                    ---------------------------
          Net Worth shall not be less than $4,750,000.00.

          (B) By adding a new subparagraph (d) thereto to read in its entirety as follows:

               (d)  Book Net Worth. Borrower's Book Net Worth shall not be less
                    --------------
          than $5,000,000.00.

          5. This Amendment shall become effective as of the date first above written, provided that Lender shall have received by such date the following items:

               (A) This Amendment executed by Borrower and Lender (whether such parties shall have signed the same or different counterparts);

               (B) An executed affidavit, in form satisfactory to Lender, regarding the execution of this Agreement and the Note Amendment by Borrower outside the State of Florida;

               (C) Certificates of even date herewith signed by the President and/or Secretary of Borrower, as appropriate, certifying that (2) the Articles of Incorporation, Bylaws and resolutions adopted by the Board of Directors and sole shareholder of Borrower previously delivered to Lender remain in full force and effect with no modification or amendments except as disclosed in said Certificate, (3) all representations and warranties previously made to Lender remain true; complete and accurate, and (4) no Event of Default or Potential Default has occurred and is continuing; and

               (D) If required by Lender, an amendment to the Custodial Agreement dated December 20, 1999 among Lender, Borrower and Federal Home Loan Bank of Atlanta, in form satisfactory to Lender.

          6. Notwithstanding the execution of this Amendment, all of the indebtedness evidenced by the Note shall remain in full force and effect, and any collateral,, described in any agreement providing security for any obligation of Borrower so defined to include the

Note shall remain subject to the liens, pledges, security interests and assignments of any such agreements as security for the indebtedness evidenced by the Note and all other indebtedness described therein. Nothing herein in this Amendment shall be construed to constitute a novation of the indebtedness evidenced by the Note or to release; satisfy, discharge or otherwise affect or impair in any manner whatsoever (1) the validity or enforceability of the indebtedness evidenced by the Note; (2) the liens, pledges, security interests, assignments and conveyances affected by the Agreement, the other Loan Documents and any other agreement securing such Note, or the priority thereof; (3) the liability, of any maker, endorser, surety, guarantor or other Person that may now or hereafter be liable under or on account of the Note or any agreement securing such Note; or (4) any other security or instrument now or hereafter held by Lender as security for as evidence of any of the above-described indebtedness. In no way limiting the foregoing, Borrower acknowledges and agrees that the indebtedness evidenced by the Note is and shall remain secured by the collateral described in the Agreement and the other Loan Documents.

          7. In order to induce Lender to enter into this Amendment, Borrower represents and warrants that:

               (A) The execution, delivery and performance by Borrower of this Amendment within its corporate powers, have been duly authorized by all necessary corporate action and are not in contravention of any law, rule or regulation, or any judgment, decree, writ, injunction, order to award of any arbitrator, court or governmental authority, or of the terms of Borrower's articles of incorporation or bylaws, or of any contract or undertaking to which Borrower is a party or by which Borrower or its property is or may be bound or affected.

               (B) This Amendment is the legal, valid and binding obligations of Borrower, enforceable against Borrower in accordance with its terms.

               (C) No consent, approval or authorization of or declaration, registration or filing with any governmental authority or any nongovernmental person or entity, including without limitation any creditor or stockholder of Borrower, is required on the part of Borrower in connection with the execution, delivery and performance of this Amendment or the transactions contemplated hereby or thereby or as a condition to the legality, validity or enforceability of this Amendment.

               (D) After giving effect to the amendments to the Agreement contained in this Amendment, the representations and warranties contained in Article 5 of the, Agreement and in the other Loan Documents are true and correct on and as of the date hereof with the same force and effect as if made on and as of the date hereof, no Event of Default or Potential Default exists or has occurred and is continuing on the date hereof, and no material adverse change has occurred in the financial condition of Borrower since the original date of the Agreement.

          8. If Borrower shall fail to perform or observe any term, covenant or agreement in this Amendment, or any representation or warranty made by Borrower in this

Amendment shall prove to have been incorrect in any material respect when made, such occurrence shall be deemed to constitute an Event of Default.

          9. This Amendment shall be governed by and construed in accordance with the laws of the State of Florida.

          10. Borrower agrees to pay the reasonable fees and expenses of counsel for Lender, in connection with the negotiation and preparation of this Amendment and the documents referred to herein and the consummation of the transactions contemplated hereby, and in connection with advising Lender as to, its rights and responsibilities with respect thereto.

          11. Unless otherwise expressly modified or amended hereby, all terns and conditions of the Agreement shall remain in full force and effect, and the same, as amended hereby, are hereby ratified and confirmed in all respects. From and after the effective date hereof, all references in the Agreement, and any other document or, instrument entered into in connection therewith, to the Agreement shall be deemed to be references to the Agreement as amended by this Amendment.

          12. This Amendment shall inure to and be binding upon and enforceable by Borrower and Lender and their respective successors and assigns.

          13. This Amendment may be executed in one or more counterparts, each of which when executed and delivered shall constitute an original. All such counterparts shall together be deemed to be one and the same instrument.


               [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

          IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment, by and through their respective duly authorized officers as of the day and year first above written.

                                        BORROWER:

ATTEST:                                 CRESCENT MORTGAGE SERVICES, INC.

By: /s/                                 By: /s/ Robert C. KenKnight
   ____________________________            _____________________________________
_____________________________________
Its:  Secretary                         Name: Robert C. KenKnight
                                        Its:  President


STATE OF GEORGIA
COUNTY OF DEKALB

          On this 28/th/ day of July, 2000, personally appeared Robert C. KenKnight; as President of Crescent Mortgage Services, Inc., a Georgia corporation, and before me executed the attached First Amendment to Mortgage Warehouse Loan and Security Agreement, by and between Colonial Bank, as Lender, and Crescent Mortgage Services, Inc., as Borrower.

          IN WITNESS WHEREOF, I have hereunto set my, hand and, official seal in the County, and State last aforesaid.



                    /s/
                  ________________________________________________________
                  Signature of Notary Public State of Georgia

                  ________________________________________________________
                  Print Name: Notary Public State of  Georgia
                  Personally Known________________________________
                  Produced Identification_________________________
                  Type of Identification:_________________________

                                (NOTARIAL SEAL)

                                        LENDER:

                                                  COLONIAL BANK

                                        By: /s/ Amy J. Nunneley
                                           _____________________________________
                                        Name: Amy J. Nunneley
                                        Its:  Senior Vice President


STATE OF ___________________
COUNTY OF __________________

          On this 31 day of July, 2000, personally appeared Amy J. Nunneley, as Senior Vice President of Colonial Bank, an Alabama banking corporation, and before me executed the attached First Amendment to Mortgage Warehouse Loan and Security Agreement, by and between Colonial Bank, as Lender, and Crescent Mortgage Services, Inc., as Borrower.

          IN WITNESS WHEREOF, I have hereunto set my hand and official seal in the County and State last aforesaid.



                    /s/
                  ________________________________________________________
                  Signature of Notary Public State of Georgia

                  ________________________________________________________
                  Print Name: Notary Public State of  Georgia
                  Personally Known________________________________
                  Produced Identification_________________________
                  Type of Identification:_________________________

                                (NOTARIAL SEAL)

                           CERTIFICATE OF SECRETARY

          I, J. Donald Boggus, Jr., hereby certify that:

          (1) I am the duly elected, qualified and serving Secretary of Crescent Mortgage Services, Inc. (the "Company"); which Company is a corporation duly organized and existing under the laws of the State of Georgia;

          (2) A true and correct copy of resolutions duly adopted by the Board of Directors and sole shareholder of the Company on December 14, 1999 at a duly called and constituted meeting of the Company's Board of Directors and sole Shareholder were certified by me to Colonial Bank (the "Lender") on December 20, 1999; such action of the Board of Directors and sole Shareholder was authorized by the articles of incorporation and by-laws of the Company; such resolutions are authorized by the by-laws of the Company and are not contrary to the articles of incorporation of the Company; such resolutions remain in full force and effect and they have not been modified or amended and constitute all of the action (corporate or otherwise) required to authorize the transactions contemplated in that certain First Amendment to Mortgage Warehouse Loan and Security Agreement.

          (3) True and correct copies of the by-laws and the articles of incorporation of the Company, together with all amendments thereto, were delivered to the Lender on December 20, 1999, and such by-laws and articles of incorporation remain in full force and effect and have not been modified or amended since that date.

          WITNESS WHEREOF, I have hereunto set my hand and affixed the corporate seal of the Company on this the 31/st/ day of July, 2000.


[CORPORATE SEAL]                           /s/  J. Donald Boggus, Jr.
________________________                 _____________________________
                                                J. Donald Boggus, Jr.
                                                Secretary

          I, Robert C. KenKnight, the President of Crescent Mortgage Services, Inc. (the "Company") do certify that J. Donald Boggus, Jr. is the duly elected and qualified Secretary of the Company as of the date hereof and has custody of the records and minutes of the meetings of the Board of Directors and Shareholders of the Company.

          This 31/st/ day of July, 2000.



                                     /s/  Robert C. KenKnight
                                    _________________________________
                                    Robert C. KenKnight
                                    President

                             OFFICER'S CERTIFICATE
                             ---------------------
                                  (Borrower)


          I, Robert C. KenKnight, ON BEHALF OF CRESCENT MORTGAGE SERVICES, INC. (the "Company"), do hereby certify as follows:

     1. The representations and warranties set forth in the Mortgage Warehouse Loan and Security Agreement, dated as of December 20, 1999, between the Company and Colonial Bank, as amended by that certain First Amendment to Mortgage Warehouse Loan and Security Agreement dated as of July 31, 2000 (the "Amendment") (as so amended, the "Loan Agreement") and in the Amendment, are accurate and complete in all material respects on and as of the date hereof with the same effect as though such representations and warranties had been made on and as of the date hereof.

     2. The Company is in compliance with all the terms and provisions set forth in the Loan Agreement and in the Amendment on its part to be observed and performed, and no Event of Default or Potential Default (as those terms are defined in the Loan Agreement) has occurred and is continuing.

          IN WITNESS HEREOF, the undersigned has hereunto signed his name this 31/st/ day of July; 2000.


                              CRESCENT MORTGAGE SERVICES, INC.


                              By: /s/ Robert C. KenKnight
                                  _________________________________

                              Name  Robert C. KenKnight
                              Its   President

                  AFFIDAVIT REGARDING OUT-OF-STATE EXECUTION
                                      OF
                     FIRST AMENDMENT TO MORTGAGE WAREHOUSE
                          LOAN AND SECURITY AGREEMENT
                          ---------------------------


STATE OF GEORGIA

COUNTY OF DEKALB


          I, Robert C. KenKnight, being first duly sworn upon my oath, depose and say:

          1.   That I am the President of Crescent Mortgage Services, Inc.

          2. That in connection with that certain First Amendment to Mortgage Warehouse Loan and Security Agreement dated as of July 31ST 2000 (the "Amendment"), between CRESCENT MORTGAGE SERVICES, INC., a Georgia corporation (the "Borrower"), and COLONIAL BANK (the "Lender"), I executed the Amendment on behalf of the Borrower, which execution took place in DeKalb County, Georgia.

          Dated as of the 28/th/ day of July, 2000.


                                       /s/  Robert C. KenKnight
                                       _________________________________
                                       Name:    Robert C. KenKnight
                                       Title:   President


          Sworn to and subscribed before me this 28/th/ day of July, 2000.


                  /s/
               __________________________________________________________
               Signature of Notary Public - State of Georgia

               __________________________________________________________
               Print, type or stamp commissioned name of Notary
               Personally known ____ OR
               Produced Identification ___
               Type of Identification Produced: _________________________

                                (NOTARIAL SEAL)

                   AFFIDAVIT REGARDING OUT-OF-STATE EXECUTION
                                       OF
                               FIRST AMENDMENT TO
                               MORTGAGE WAREHOUSE
                          LOAN AND SECURITY AGREEMENT
                          ---------------------------

STATE OF ALABAMA

COUNTY OF SHELBY

          I, Amy J. Nunneley, being first duly sworn upon my oath, depose and say:

          1. That I am a Senior Vice President of Colonial Bank and, for purposes of this Affidavit and the matters set forth herein, I am acting on behalf of COLONIAL BANK (the "Lender).

          2. That in connection with that certain First Amendment to Mortgage Warehouse Loan and Security Agreement dated as of July 31, 2000 (the "Amendment"), between CRESCENT MORTGAGE SERVICES, INC., a Georgia corporation (the "Borrower"), and COLONIAL BANK relating to that certain Mortgage Warehouse Loan and Security Agreement dated as of December 20, 1999, I accepted delivery of and executed the Amendment on behalf of the Lender in Shelby County, Alabama.

          Dated as of the 31 day of July, 2000.


                                /s/  Amy J. Nunneley
                              ___________________________________________

                              Name:    Amy J. Nunneley
                              Title:   Senior Vice President


          Sworn to and subscribed before me this 31/st/ day of July, 2000.


                  /s/
               __________________________________________________________
               Signature of Notary Public - State of Alabama


               __________________________________________________________
               Print, type or stamp commissioned name of Notary
               Personally known ____ OR
               Produced Identification ___
               Type of Identification Produced: _________________________

                                (NOTARIAL SEAL)

                              SECOND AMENDMENT TO
                MORTGAGE WAREHOUSE LOAN AND SECURITY AGREEMENT

          This Second Amendment to Mortgage Warehouse Loan and Security Agreement (this "Amendment"), made by and between CRESCENT MORTGAGE SERVICES, INC., a Georgia corporation, as borrower "Borrower"), and COLONIAL BANK, an Alabama banking corporation, as lender ("Lender"), is dated as of the 25th day of June, 2001.

                                   RECITALS:

          Pursuant to that certain Mortgage Warehouse Loan and Security Agreement dated as of December 20, 1999, as amended by that certain First Amendment to Mortgage Warehouse Loan and Security Agreement dated as of July 31, 2000 (as heretofore amended, the "Agreement"), Lender made available to Borrower, subject to the terms and conditions thereof, a revolving line of credit loan in the maximum aggregate principal amount not to exceed $35,000,000.00 (the "Line of Credit"), secured by Borrower's assignment and pledge to Lender of certain mortgage loans and related collateral, for the purpose of assisting Borrower in its business of originating and making such loans.

          Pursuant to the provisions of the Agreement, the Line of Credit matures on June 30, 2001. Borrower has requested that Lender agree to extend the scheduled maturity date of the Line of Credit to June 30, 2002, to increase the maximum amount available under the Line of Credit from $35,000,000.00 to $50,000,000.00, to make corresponding increases to the Sublimits thereunder, and to make certain other modifications to the Agreement, and Lender is willing to do so, but only on the express condition, among others, that Borrower enter into this Amendment, pursuant to which the Agreement shall be amended and modified.

          NOW, THEREFORE, in consideration of the premises and agreements contained herein, and for good and valuable consideration, the receipt and sufficiency of which are acknowledged by the parties hereto, the parties hereto do hereby agree, each with the other, as follows:

          1. If not otherwise defined herein or the context shall not expressly indicate otherwise, all capitalized terms which are used herein shall have their respective meanings given to them in the Agreement.

          2. Section 1.1 (Defined Terms) of the Agreement is hereby amended as follows:

          (A) By amending and restating the definition of "Maturity Date" to read in its entirety as follows:

               "Maturity Date" shall mean June 30, 2002; provided, that upon the
                -------------                            --------
     written request of Borrower to Lender, Lender may elect to extend the Maturity Date on such terms and conditions as it deems appropriate in its sole discretion.

          (B) By amending and restating the definition of "Commitment" to read in its entirety as follows:

               "Commitment" shall mean the commitment of Lender to make Advances
                ----------
     to Borrower which Advances in the aggregate, subject to each applicable Sublimit, shall not exceed $50,000,000.00 at any time outstanding.

          (C) By amending and restating the definition of "Sublimit A" to read in its entirety as follows:

               "Sublimit A" shall mean a portion of the Line of Credit up to but
                ----------
     not exceeding $50,000,000.00 which shall be available to warehouse Sublimit A Mortgage Loans.

          (D) By amending and restating the definition of "Sublimit B" to read in its entirety as follows:

               "Sublimit B" shall mean a portion of the Line of Credit up to but
                ----------
     not exceeding $17,500,000.00 which shall be available to warehouse Sublimit B Mortgage Loans.

          (E) By amending and restating the definition of "Sublimit C" to read in its entirety as follows:

               "Sublimit C" shall mean a portion of the Line of Credit up to but
                ----------
     not exceeding $25,000,000.00 which shall be available to warehouse Sublimit C Mortgage Loans.

          (F) By amending and restating the definition of "Sublimit D" to read in its entirety as follows:

               "Sublimit D" shall mean a portion of the Line of Credit up to but
                ----------
     not exceeding $700,000.00 which shall be available to warehouse Sublimit D Mortgage Loans.

          3. Section 2.4 (Note) of the Agreement is hereby amended to delete the term "$35,000,000.00" therefrom and to substitute the term "$50,000,000.00" in lieu thereof.

          4. Section 2.5 of the Agreement is hereby amended and restated in its entirety to read as follows:

          Section 2.5    Interest.
                         --------

                         (a) Except as otherwise provided in this Agreement (including the last three sentences of this Section 2.5(a)), the principal amount of each Advance owed to Lender shall bear interest at an annual interest rate equal to the lesser of: (i) the Maximum Rate or (ii) (A) for Sublimit A Advances, the LIBOR Rate plus 1.25% (125 basis points), floating daily, (B) for Sublimit B Advances, the LIBOR Rate plus 1.55% (155 basis points), floating daily, (C) for Sublimit C Advances, the LIBOR Rate plus 1.15% (115 basis points), floating daily, and (D) for Sublimit D Advances, the Prime Rate, floating daily. In the event Lender is holding Buy-Down Deposits and no Potential Default or Event of Default has occurred, the interest rate on Advances made by Lender may be reduced to the Buy-Down Rate for such portion of the Advances which is less than or equal to the amount of the Available Buy-Down Deposits (such portion of the Advances being referred to herein as a "Buy-Down Advances"). Except for the reduction in interest rate described above, Buy-Down Advances shall be treated as Advances of the applicable Type, for all purposes under this Agreement. If Lender specifically agrees in its sole and absolute discretion and on a case-by-case basis to allow a Mortgage Loan to stay in warehouse longer than the Warehouse Period therefore, the outstanding principal amount of the related Advance owed to Lender shall, during the period of time in warehouse in excess of such Warehouse Period, bear interest at an annual interest rate equal to the lesser of: (i) the Maximum Rate or (ii) the Interim Default Rate.

          5. Section 6.3(a) of the Agreement is hereby amended and restated in its entirety to read as follows:

               (a)  Adjusted Tangible Net Worth.  Borrower's Adjusted Tangible
                    ---------------------------
     Net Worth shall not be less than $5,500,000.00.

          6. Section 6.3(d) of the Agreement is hereby amended and restated in its entirety to read as follows:

               (d)  Book Net Worth.  Borrower's Book Net Worth shall not be less
                    --------------
     than $6,000,000.00.

          7. This Amendment shall become effective as of the date first above written, provided that Lender shall have received by such date the following items:

               (A) This Amendment executed by Borrower and Lender (whether such parties shall have signed the same or different counterparts);

               (B) A First Amendment to Promissory Note executed by Borrower and Lender (the "Note Amendment") (whether such parties shall have signed the same or different counterparts);

               (C) An executed affidavit, in form satisfactory to Lender, regarding the execution of this Agreement and the Note Amendment by Borrower outside the State of Florida;

               (D) Certificates of even date herewith signed by the President and/or Secretary of Borrower, as appropriate, certifying that (2) the Articles of Incorporation, Bylaws and resolutions adopted by the Board of Directors and sole shareholder of Borrower previously delivered to Lender remain in full force and effect with no modification or amendments except as disclosed in said Certificate, (3) all representations and warranties previously made to Lender remain true, complete and accurate, and (4) no Event of Default or Potential Default has occurred and is continuing;

               (D)  A Confirmation of Comfort Letter; and

               (E) If required by Lender, an amendment to the Custodial Agreement dated December 20, 1999, as heretofore amended, among Lender, Borrower and Federal Home Loan Bank of Atlanta, in form satisfactory to Lender.

          8. Notwithstanding the execution of this Amendment and the Note Amendment, all of the indebtedness evidenced by the Note (as increased by the Note Amendment) shall remain in full force and effect, and any collateral described in any agreement providing security for any obligation of Borrower so defined to include the Note (as increased by the Note Amendment) shall remain subject to the liens, pledges, security interests and assignments of any such agreements as security for the indebtedness evidenced by the Note (as increased by the Note Amendment) and all other indebtedness described therein. Nothing herein in this Amendment shall be construed to constitute a novation of the indebtedness evidenced by the Note or to release, satisfy, discharge or otherwise affect or impair in any manner whatsoever (1) the validity or enforceability of the indebtedness evidenced by the Note (as increased by the Note Amendment); (2) the liens, pledges, security interests, assignments and conveyances affected by the Agreement, the other Loan Documents and any other agreement securing such Note (as increased by the Note Amendment), or the priority thereof; (3) the liability of any maker, endorser, surety, guarantor or other Person that may now or hereafter be liable under or on account of the Note (as increased by the Note Amendment) or any agreement securing such Note (as increased by the Note Amendment); or (4) any other security or instrument now or hereafter held by Lender as security for as evidence of any of the above-described indebtedness. In no way limiting the foregoing, Borrower acknowledges and agrees that the indebtedness evidenced by the Note (as increased by the Note Amendment) is and shall remain secured by the collateral described in the Agreement and the other Loan Documents.

          9. In order to induce Lender to enter into this Amendment, Borrower represents and warrants that:

               (A) The execution, delivery and performance by Borrower of this Amendment within its corporate powers, have been duly authorized by all necessary corporate action and are not in contravention of any law, rule or regulation, or any judgment, decree, writ, injunction, order to award of any arbitrator, court or governmental authority, or of the terms of Borrower's articles of incorporation or bylaws, of any contract or undertaking to which Borrower is a party or by which Borrower or its property is or may be bound or affected.

               (B) This Amendment is the legal, valid and binding obligations of Borrower, enforceable against Borrower in accordance with its terms.

               (C) No consent, approval or authorization of or declaration, registration or filing with any governmental authority or any nongovernmental person or entity, including without limitation any creditor or stockholder of Borrower, is required on the part of Borrower in connection with the execution, delivery and performance of this Amendment or the transactions contemplated hereby or thereby or as a condition to the legality, validity or enforceability of this Amendment.

               (D) After giving effect to the amendments to the Agreement contained in this Amendment, the representations and warranties contained in Article 5 of the Agreement and in the other Loan Documents are true and correct on and as of the date hereof with the same force and effect as if made on and as of the date hereof, no Event of Default or Potential Default exists or has occurred and is continuing on the date hereof, and no material adverse change has occurred in the financial condition of Borrower since the original date of the Agreement.

          10. If Borrower shall fail to perform or observe any term, covenant or agreement in this Amendment, or any representation or warranty made by Borrower in this Amendment shall prove to have been incorrect in any material respect when made, such occurrence shall be deemed to constitute an Event of Default.

          11. This Amendment shall be governed by and construed in accordance with the laws of the State of Florida.

          12. Borrower agrees to pay the reasonable fees and expenses of counsel for Lender, in connection with the negotiation and preparation of this Amendment and the documents referred to herein and the consummation of the transactions contemplated hereby, and in connection with advising Lender as to its rights and responsibilities with respect thereto.

          13. Unless otherwise expressly modified or amended hereby, all terms and conditions of the Agreement shall remain in full force and effect, and the same, as amended hereby, are hereby ratified and confirmed in all respects. From and after the effective date hereof, all references in the Agreement, and any other document or instrument entered into in connection therewith, to the Agreement shall be deemed to be references to the Agreement as amended by this Amendment.

          14. This Amendment shall inure to and be binding upon and enforceable by Borrower and Lender and their respective successors and assigns.

          15. This Amendment may be executed in one or more counterparts, each of which when executed and delivered shall constitute an original. All such counterparts shall together be deemed to be one and the same instrument.

               [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

          IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment, by and through their respective duly authorized officers as of the day and year first above written.

                              BORROWER:

ATTEST:                          CRESCENT MORTGAGE SERVICES,
INC.


By: /s/                              By: /s/ Robert C. KenKnight
    _________________________            ______________________________

Its: Secretary                           Name:   Robert C. KenKnight
                                         Its:    President

(CORPORATE SEAL]


STATE OF GEORGIA

COUNTY OF DEKALB

          On this _____ day of June, 2001, personally appeared Robert C. KenKnight, as President of Crescent Mortgage Services, Inc., a Georgia corporation, and before me executed the attached Second Amendment to Mortgage Warehouse Loan and Security Agreement, by and between Colonial Bank, as Lender, and Crescent Mortgage Services, Inc., as Borrower.

          IN WITNESS WHEREOF, I have hereunto set my hand and official seal in the County and State last aforesaid.


               /s/
               __________________________________________________________
               Signature of Notary Public - State of Georgia

               __________________________________________________________
               Print, type or stamp commissioned name of Notary
               Personally known ____ OR
               Produced Identification ___
               Type of Identification Produced: __________________


                                (NOTARIAL SEAL)

                                    LENDER:


                                         COLONIAL BANK


                                    By: /s/
                                        ______________________________

                                    Name:   Amy J. Nunneley
                                    Its:    Senior Vice President

STATE OF ALABAMA

COUNTY OF JEFFERSON

          On this 26/th/ day of June, 2001, personally appeared Amy J. Nunneley, as Senior Vice President of Colonial Bank, an Alabama banking corporation, and before me executed the attached Second Amendment to Mortgage Warehouse Loan and Security Agreement, by and between Colonial Bank, as Lender, and Crescent Mortgage Services, Inc., as Borrower.

          IN WITNESS WHEREOF, I have hereunto set my hand and official seal in the County and State last aforesaid.

               /s/
               _______________________________________________________
               Signature of Notary Public - State of Alabama


               _______________________________________________________
               Print, type or stamp commissioned name of Notary
               Personally known ____ OR
               Produced Identification ___
               Type of Identification Produced: _______________

                                (NOTARIAL SEAL)

                               TABLE OF CONTENTS

ARTICLE 1           DEFINITIONS..............................................................   1
                    -----------
   Section 1.1      Defined Terms............................................................   1
                    -------------
   Section 1.2      Terms Generally..........................................................  19
                    ---------------
ARTICLE 2           LINE OF CREDIT...........................................................  19
                    --------------
   Section 2.1      Commitment...............................................................  19
                    ----------
   Section 2.2      Method of Borrowing......................................................  20
                    -------------------
   Section 2.3      Disbursement of Funds....................................................  22
                    ---------------------
   Section 2.4      Note.....................................................................  22
                    ----
   Section 2.5      Interest.................................................................  22
                    --------
   Section 2.6      Termination or Reduction of Commitment...................................  24
                    --------------------------------------
   Section 2.7      Mandatory Repayments.....................................................  24
                    --------------------
   Section 2.8      Optional Prepayments.....................................................  26
                    --------------------
   Section 2.9      Fees.....................................................................  26
                    ----
   Section 2.10     Payments, Etc............................................................  26
                    -------------
   Section 2.11     Indemnity................................................................  28
                    ---------
   Section 2.12     Taxes....................................................................  28
                    -----
ARTICLE 3           CONDITIONS TO ADVANCES...................................................  28
                    ----------------------
   Section 3.1      Conditions to Advances...................................................  28
                    ----------------------
   Section 3.2      General..................................................................  29
                    -------
   Section 3.3      Limitations on Obligations to Make Advances..............................  29
                    -------------------------------------------
ARTICLE 4           SECURITY.................................................................  30
                    --------
   Section 4.1      Grant of Security Interest...............................................  30
                    --------------------------
   Section 4.2      Collateral...............................................................  30
                    ----------
   Section 4.3      Delivery of Collateral Documentation.....................................  31
                    ------------------------------------
   Section 4.4      Release of Collateral Documentation......................................  31
                    -----------------------------------
   Section 4.5      Indemnification..........................................................  36
                    ---------------
   Section 4.6      Representations and Warranties of Borrower With Regard to the
                    -------------------------------------------------------------
                    Collateral...............................................................  36
                    ----------
   Section 4.7      Covenants of Borrower With Regard to the Collateral......................  37
                    ---------------------------------------------------
   Section 4.8      Collection of Collateral Payments........................................  37
                    ---------------------------------
   Section 4.9      Authorized Action by Lender..............................................  38
                    ---------------------------
   Section 4.10     Negative Pledge..........................................................  39
                    ---------------
   Section 4.11     Banker's Lien............................................................  39
                    -------------
ARTICLE 5           REPRESENTATIONS AND WARRANTIES...........................................  39
                    ------------------------------
   Section 5.1      Legal Existence, Compliance with Law and Contractual Obligations.........  39
                    ----------------------------------------------------------------
   Section 5.2      Legal Power; Authorization; Enforceable Obligations......................  39
                    ---------------------------------------------------
   Section 5.3      No Legal or Contractual Bar..............................................  40
                    ---------------------------
   Section 5.4      Financial Information....................................................  40
                    ---------------------
   Section 5.5      No Material Litigation...................................................  40
                    ----------------------

   Section 5.6      Taxes....................................................................  41
                    -----
   Section 5.7      Investment Company Act...................................................  41
                    ----------------------
   Section 5.8      Subsidiaries; Capitalization.............................................  41
                    ----------------------------
   Section 5.9      Use of Proceeds..........................................................  41
                    ---------------
   Section 5.10     ERISA....................................................................  41
                    -----
   Section 5.11     Security Interests.......................................................  41
                    ------------------
   Section 5.12     Agency Approvals.........................................................  42
                    ----------------
   Section 5.13     Principal Place of Business/Chief Executive Office Location of Records...  42
                    ----------------------------------------------------------------------
   Section 5.14     Trade Name...............................................................  42
                    ----------
   Section 5.15     Year 2000 Compliance.....................................................  42
                    --------------------
ARTICLE 6           COVENANTS................................................................  42
                    ---------
   Section 6.1      Affirmative Covenants....................................................  42
                    ---------------------
   Section 6.2      Negative Covenants.......................................................  48
                    ------------------
   Section 6.3      Special Financial Covenants..............................................  50
                    ---------------------------
ARTICLE 7           EVENTS OF DEFAULT........................................................  50
                    -----------------
   Section 7.1      Events of Default........................................................  50
                    -----------------
   Section 7.2      Remedies.................................................................  53
                    --------
   Section 7.3      Setoff...................................................................  54
                    ------
   Section 7.4      Cumulative Rights........................................................  54
                    -----------------
   Section 7.5      Waiver...................................................................  55
                    ------
   Section 7.6      Collections and Costs....................................................  55
                    ---------------------
   Section 7.7      Limitation on Liability of Lender........................................  55
                    ---------------------------------
   Section 7.8      Right to Adjust Interest.................................................  55
                    ------------------------
ARTICLE 8           MISCELLANEOUS PROVISIONS.................................................  55
                    ------------------------
   Section 8.1      Notices..................................................................  55
                    -------
   Section 8.2      Amendments, Etc..........................................................  56
                    ---------------
   Section 8.3      No Waiver; Remedies Cumulative...........................................  56
                    ------------------------------
   Section 8.4      Payment of Expenses, Etc.................................................  56
                    ------------------------
   Section 8.5      Right Of Setoff..........................................................  57
                    ---------------
   Section 8.6      Benefit of Agreement.....................................................  57
                    --------------------
   Section 8.7      Governing Law; Submission to Jurisdiction................................  58
                    -----------------------------------------
   Section 8.8      Arbitration..............................................................  59
                    -----------
   Section 8.9      Counterparts.............................................................  59
                    ------------
   Section 8.10     Effectiveness............................................................  59
                    -------------
   Section 8.11     Headings Descriptive.....................................................  61
                    --------------------
   Section 8.12     Survival of Representations and Indemnities..............................  61
                    -------------------------------------------
   Section 8.13     Severability.............................................................  61
                    ------------
   Section 8.14     JOINT AND SEVERAL LIABILITY..............................................  62
                    ---------------------------
   Section 8.15     WAIVER OF TRIAL BY JURY..................................................  62
                    -----------------------

Schedule 1     List of "Primary" Approved Investors
Schedule 2     List of Authorized Officer
Schedule 3     List of Shareholders and Ownership Interests
Schedule 4     Addresses for Notice

EXHIBIT A      Form of Note
EXHIBIT B-1    Form of Advance Request
EXHIBIT B-2    Form of Confirmation of Electronic Advance Request
EXHIBIT C      Required Documents for Mortgage Loans
EXHIBIT D      Additional Required documents
EXHIBIT E      Credit Quality Guidelines
EXHIBIT F      Lender's Wire Transfer Instructions
EXHIBIT G      Form of Trust Receipt
EXHIBIT H      Form of Bailment Letter
EXHIBIT I      Principal Place of business; Chief Executive Office
EXHIBIT J      Form of Change of Authorized Representative(s)